EXHIBIT 10.22

                                      LEASE



                     HOLOWORLD, INC., A DELAWARE CORPORATION
                  ---------------------------------------------
                                     Tenant



                                   "HOLOWORLD"
                  ---------------------------------------------
                                   Trade Name




                                       N/A
                  ---------------------------------------------
                                    Guarantor



                           MARQoE HOUSTON DEVELOPMENT

                                 CITY OF HOUSTON

                                 STATE OF TEXAS



PROVISIONS ADDED TO THIS LEASE APPEAR ON THE DATA SHEET AND ON THE ATTACHED RIDER AND, EXCEPT IN INSTANCES OF ADDITIONAL SENTENCES OR PARAGRAPHS BEING ADDED AT THE END OF A SECTION OR PARAGRAPH, ARE INDICATED IN THE TEXT BY AN UNDERSCORING OF THE LINE NUMBER IN THE LEFT-HAND MARGIN OF THE LINE BEING CHANGED. ADDITIONAL LANGUAGE IS INSERTED EITHER IN PLACE OF DELETED LANGUAGE OR AFTER AN UNDERSCORED WORD, EXCEPT AS OTHERWISE NOTED ABOVE.

                                TABLE OF CONTENTS
                                                                           Page

DATA SHEET....................................................................1


EXECUTION/ACKNOWLEDGMENT......................................................1


ARTICLE I.  GRANT AND TERM........................................... ........1

     SECTION 1.1.    LEASED PREMISES..........................................1
     SECTION 1.2.  COMMENCEMENT AND ENDING DAY OF TERM........................2
     SECTION 1.3.  OPENING....................................................2

ARTICLE II.  RENT.............................................................2

     SECTION 2.1.  MINIMUM RENT...............................................2
     SECTION 2.2.  PERCENTAGE RENT............................................2
     SECTION 2.3.  GROSS SALES................................................3
     SECTION 2.4.  RENT ADJUSTMENT............................................4
     SECTION 2.5.  TENANT'S TAX OBLIGATION....................................4
     SECTION 2.6.  PAYMENTS...................................................5

ARTICLE III.  RECORDS AND BOOKS OF ACCOUNT....................................6

     SECTION 3.1.  TENANT'S RECORDS...........................................6
     SECTION 3.2.  REPORTS BY TENANT..........................................6

ARTICLE IV.  AUDIT............................................................7

     SECTION 4.1.  RIGHT TO EXAMINE BOOKS.....................................7
     Section 4.2  AUDIT.   7

ARTICLE V.  CONSTRUCTION OF LEASED PREMISES...................................8

     SECTION 5.1.  CONSTRUCTION OF LEASED PREMISES............................8
     SECTION 5.2.  AVAILABILITY AND POSSESSION OF PREMISES FOR TENANT'S WORK..9
     SECTION 5.3.  LANDLORDS AND TENANT'S OPTIONAL RIGHT OF CANCELLATION.....10

ARTICLE VI.  ALTERATIONS, CHANGES AND ADDITIONS..............................10

     SECTION 6.1.  INSTALLATION BY TENANT....................................10
     SECTION 6.2.  REMOVAL BY TENANT.........................................10
     SECTION 6.3.  CHANGES AND ADDITIONS.....................................11

ARTICLE VII.  CONDUCT OF BUSINESS BY TENANT..................................11

     SECTION 7.1.  USE OF PREMISES...........................................11
     SECTION 7.2.  OPERATION OF BUSINESS.....................................12
     SECTION 7.3.  RADIUS. 14
     SECTION 7.4.  STORAGE, OFFICE SPACE.....................................14
     SECTION 7.5.  CARE OF PREMISES..........................................14

ARTICLE VIII.  COMMON AREAS..................................................15

     SECTION 8.1.  OPERATION AND MAINTENANCE OF COMMON AREAS.................15

     SECTION 8.2.  USE OF COMMON AREAS.......................................15
     SECTION 8.3.  TENANT'S PRO RATA SHARE OF EXPENSES.......................16

ARTICLE IX.  SIGNS...........................................................18

     SECTION 9.1.  SIGNS. ...................................................18

ARTICLE X.  MAINTENANCE......................................................18

     SECTION 10.1.  LANDLORD'S OBLIGATIONS FOR MAINTENANCE...................18
     SECTION 10.2.  TENANT'S OBLIGATIONS FOR MAINTENANCE.....................19
     ARTICLE XI.    INSURANCE AND INDEMNITY..................................21
     SECTION 11.1.  TENANT'S INSURANCE.......................................21
     SECTION 11.2.  LANDLORD'S INSURANCE.....................................22
     SECTION 11.3.  COVENANT TO HOLD HARMLESS................................23

ARTICLE XII.  UTILITY CHARGES................................................24

     SECTION 12.1.  UtILITY CHARGES..........................................24

ARTICLE XIII.  ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION..............27

     SECTION 13.1.  ESTOPPEL STATEMENT.......................................27
     SECTION 13.2.  ATTORNMENT...............................................27
     SECTION 13.3.  SUBORDINATION............................................28
     SECTION 13.4.  REMEDIES.................................................28

ARTICLE XIV.  ASSIGNMENT AND SUBLETTING......................................28

     SECTION 14.1.  NO ASSIGNMENT OR SUBLETTING..............................28

ARTICLE XV.  WASTE...........................................................30

     SECTION 15.1.  WASTE OR NUISANCE........................................30

ARTICLE XVI.  TRADE NAME, PROMOTIONAL CHARGE.................................30

     SECTION 16.1.  TRADE NAME...............................................30
     SECTION 16.2.  SOLICITATION OF BUSINESS.................................30
     SECTION 16.2.  PROMOTIONAL CHARGE.......................................30

ARTICLE XVII.  DESTRUCTION OF LEASED PREMISES................................31

     SECTION 17.1.  RECONSTRUCTION OF DAMAGED PREMISES.......................31
     SECTION 17.2.  WAIVER OF SUBROGATION....................................33

ARTICLE XVIII.  EMINENT DOMAIN...............................................33

     SECTION 18.1.  TOTAL CONDEMNATION OF LEASED PREMISES....................33
     SECTION 18.2.  PARTIAL CONDEMNATION.....................................33
     SECTION 18.3.  LANDLORD'S AND TENANT'S DAMAGES..........................34

ARTICLE XIX.  DEFAULT........................................................34

     SECTION 19.1.  RIGHT TO RE-ENTER........................................34
     SECTION 19.2.  RIGHT TO RELET...........................................36
     SECTION 19.3.  EXPENSES.................................................36
     SECTION 19.4.  WAIVER OF COUNTERCLAIMS AND TRIAL BY JURY................37

ARTICLE XX.  BANKRUPTCY OR INSOLVENCY........................................37

     SECTION 20.1.  TENANT'S INTEREST NOT TRANSFERABLE.......................37

     SECTION 20.2.  TERMINATION..............................................37
     SECTION 20.3.  TENANT'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS......38
     SECTION 20.4.  RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE.........38

ARTICLE XXI.  ACCESS BY LANDLORD.............................................39

     SECTION 21.1.  RIGHT OF ENTRY...........................................39

ARTICLE XXII.  TENANT'S PROPERTY.............................................40

     SECTION 22.1.  TAXES ON TENANT'S PROPERTY...............................40
     SECTION 22.2.  LOSS AND DAMAGE..........................................40
     SECTION 22.3.  NOTICE BY TENANT.........................................40

ARTICLE XXIII.  HOLDING OVER.................................................40

     SECTION 23.1.  HOLDING OVER.............................................40
     SECTION 23.2.  SUCCESSORS...............................................41

ARTICLE XXIV.  RULES AND REGULATIONS.........................................41

     SECTION 24.1.  RULES AND REGULATIONS....................................41

ARTICLE XXV.  QUIET ENJOYMENT................................................41

     SECTION 25.1.  LANDLORD'S COVENANT......................................41
     SECTION 25.2.  TENANT'S COVENANT........................................41

ARTICLE XXVI.  SECURITY PROVISION............................................42

     SECTION 26.1.  SECURITY.................................................42

ARTICLE XXVII.  MISCELLANEOUS................................................42

     SECTION 27.1.  WAIVER; ELECTION OF REMEDIES.............................42
     SECTION 27.2.  ENTIRE AGREEMENT.........................................43
     SECTION 27.3.  INTERPRETATION AND USE OF PRONOUNS.......................44
     SECTION 27.4.  DELAYS...................................................44
     SECTION 27.5.  NOTICES..................................................44
     SECTION 27.6.  CAPTIONS AND SECTION NUMBERS.............................45
     SECTION 27.7.  BROKER'S COMMISSION......................................45
     SECTION 27.8.  RECORDING................................................45
     SECTION 27.9.  FURNISHING OF FINANCIAL STATEMENTS.......................45
     SECTION 27.10. LANDLORD'S USE OF COMMON AREAS...........................45
     SECTION 27.11. TRANSFER OF LANDLORD'S INTEREST..........................45
     SECTION 27.12. FLOOR AREA...............................................46
     SECTION 27.13. INTEREST ON PAST DUE OBLIGATIONS.........................46
     SECTION 27.14. LIABILITY OF LANDLORD....................................47
     SECTION 27.15. ACCORD AND SATISFACTION..................................47
     SECTION 27.16. EXECUTION OF LEASE; NO OPTION............................47
     SECTION 27.17. GOVERNING LAW............................................48
     SECTION 27.18. SPECIFIC PERFORMANCE OF LANDLORD'S RIGHTS................48
     SECTION 27.19. CERTAIN RULES OF CONSTRUCTION............................48
     SECTION 27.20. INDEX....................................................48
     SECTION 27.21. SURVIVAL; NONDISCLOSURE; FREE ACT........................49

EXHIBITS

EXHIBIT "A"    SITE PLAN; LEASED PREMISES
EXHIBIT "B"    LANDLORD'S WORK - TENANT'S WORK
EXHIBIT "B-2"  (ADDITIONAL CONSTRUCTION INFORMATION AND PROCEDURES)
EXHIBIT "C"    CENTRAL-AIR/CONDENSER-WATER SYSTEM (IF ANY)
EXHIBIT "D"    SAMPLE FORM OF NOTICE OF LEASE TERM DATES
EXHIBIT "E"    MENU
OTHER EXHIBITS (IF ANY)
RIDER

                           MARQoE HOUSTON DEVELOPMENT

                             CITY OF HOUSTON, TEXAS

         THIS LEASE made as of this ______ day of ____________________, _______, by and between ORIX PLC HOUSTON VENTURE, an Illinois general partnership, the address of which is 23 Corporate Plaza, Suite 250, Newport Beach, California 92660 ("Landlord"), and HOLOWORLD, INC., a Delaware corporation, the address of which is 21031 Ventura Boulevard, Suite 520, Woodland Hills, California 91364 ("Tenant"). All of the provisions of the Lease, including the Data Sheet, the standard provisions commencing with Article I and continuing through Article XXVII of the Lease (hereinafter at times referred to as the "text of the Lease" or the "Form"), all exhibits, and riders, if any, are incorporated in full in this preamble as if fully set forth at this point.

                                   DATA SHEET

         The following references furnish data to be incorporated in the specified Sections of the Lease and shall be construed to incorporate all of the terms of the entire Section as stated in the said Lease:

         (1) Section 1.1: Leased Premises: Store Number 440, having an irregular shape and consisting of approximately twenty thousand (20,000) square feet.

         (2)   Section 1.2:  Commencement Date of Term:  One hundred twenty
(120) days after the leased premises are available to Tenant.

               Length of Term: Ten (10) years, plus two (2) option terms of five (5) years each.

         (3)   Section 2.1 and Section 2.2:  Name and Address for Rent Payments:
Payments from Tenant shall be made payable to ORIX REAL ESTATE EQUITIES, INC., and shall be sent to:

                         ORIX REAL ESTATE EQUITIES, INC.
                       100 N. Riverside Plaza, Suite 1400
                             Chicago, Illinois 60606

         (4)      Section 2.1:  MINIMUM RENT:

                  Original Term:

                  (i) From the commencement of the original term of this Lease and continuing through the fifth (5th) lease year of the original term hereof, the sum of Five Hundred Forty Thousand and 00/100ths Dollars ($540,000.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Forty-Five Thousand and 00/100ths Dollars ($45,000.00) each;

                                       D1

                  (ii) Beginning with the sixth (6th) lease year of the original term hereof and continuing through the expiration of the original term hereof, the sum of Six Hundred Thousand and 00/100ths Dollars ($600,000.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Fifty Thousand and 00/l00ths Dollars ($50,000.00) each.

                  First Option Term:

                  Beginning with the first (1st) lease year of the First Option Term and continuing through the expiration of the First Option Term hereof, the sum of Six Hundred Forty Thousand and 00/l00ths Dollars ($640,000.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Fifty-Three Thousand Three Hundred Thirty-Three and 34/100ths Dollars ($53,333.33) each.

                  Second Option Term:

                  Beginning with the first (1st) lease year of the Second Option Term and continuing through the expiration of the Second Option Term hereof, the sum of Seven Hundred Twenty Thousand and 00/100th Dollars ($720,000.00) annually, which sum shall be payable by Tenant in equal consecutive monthly installments of Sixty Thousand and 00/100ths Dollars ($60,000.00) each.

         (5)      Section 2.2(a):  PERCENTAGE RENT:

                  Original Term:

                  (i) From the commencement of the original term of this Lease and continuing through the fifth (5th) lease year of the original term hereof, a sum equal to eight percent (8%) (the "percentage rent factor") of all "Gross Sales" resulting from business conducted in, on or from the leased premises during each lease year in excess of Six Million Seven Hundred Fifty Thousand and 00/l00ths Dollars ($6,750,000.00) ("Breakpoint");

                  (ii) Beginning with the sixth (6th) lease year of the original term hereof and continuing through the expiration of the original term hereof, a sum equal to eight percent (8%) (the "percentage rent factor") of all "Gross Sales" resulting from business conducted in, on or from the leased premises during each lease year in excess of Seven Million Five Hundred Thousand and 00/100ths Dollars ($7,500,000.00) ("Breakpoint").

                  First Option Term:

                  Beginning with the first (1st) lease year of the First Option Term of this Lease and continuing through the expiration of the First Option Term hereof, a sum equal to eight percent (8%) (the "percentage rent factor") of all "Gross Sales" resulting from business conducted in, on or from the leased premises during each lease year in excess of Eight Million and 00/100ths Dollars ($8,000,000.00) ("Breakpoint").

                                       D2

                  Second Option Term:

                  Beginning with the first (1st) lease year of the Second Option Term of this Lease and continuing through the expiration of the Second Option Term hereof, a sum equal to eight percent (8%) (the "percentage rent factor") of all "Gross Sales" resulting from business conducted in, on or from the leased premises during each lease year in excess of Nine Million and 00/100ths Dollars ($9,000,000.00) ("Breakpoint").

         (6) Section 7.1: Permitted Use: For the following purpose(s) and for no other purpose(s): the operation of a full service themed restaurant/bar serving food and beverages pursuant to the menu attached as an Exhibit hereto. Tenant shall be permitted to serve alcoholic beverages, provided Tenant obtains all required licenses and permits for such use. Tenant shall also be permitted to sell logo products such as hats, t-shirts and other apparel. Tenant shall have the right to operate virtual reality video games, laser video games (such as "laser tag") and a motion-based simulator theatre.

         (7)      Section 7.3:  Radius:  Fifteen (15) miles.

         (8)      Section 16.1:  Trade Name:  "Holoworld"

         (9) Section 16.3: Original Annual Promotional Charge: Twenty Thousand and 00/100ths Dollars ($20,000.00). Original annual promotional charge to be paid in monthly installments of: One Thousand Six Hundred Sixty-Six and 66/l00ths Dollars ($1,666.66).

                  Section 16.3: Initial Promotional Charge: Twenty Thousand and 00/l00ths Dollars ($20,000.00).

         (10) Section 26.1: Security Deposit: Forty-Three Thousand Three Hundred Thirty-Three and 33/100ths Dollars ($43,333.33).

         (12)     Guarantor(s):  N/A

         SPECIAL PROVISIONS:

         Section 5.1: Provided that Tenant shall not be in default under this Lease beyond applicable notice and cure periods, if any, then in accordance with schedule set forth in Exhibit B, Landlord shall pay to Tenant, as a Tenant Allowance, the sum of Four Hundred Thousand and 00/100ths Dollars ($400,000.00). In the event that this Lease is terminated as a result of Tenant's default beyond applicable notice and cure period, if any, prior to expiration of the stated lease term, Tenant shall immediately repay to Landlord an amount equal to the then unamortized portion of the Tenant Allowance paid to Tenant, which amortization shall be on the straight-line basis over the full stated lease term, plus interest on such unamortized portion at a rate equal to three (3) percentage points above the prime rate then charged by a plurality of FDIC member banks headquartered in the State, which interest shall accrue from the date of payment of the Tenant inducement to Tenant through the date of termination of the Lease. The cost of Tenant's leasehold improvements pursuant to Section 1.2 hereof shall be less the amount of such Tenant Allowance.

                                       D3

         Section 8.3: Tenant's proportionate share of the costs and expenses described in this Section 8.3 (exclusive of utilities, insurance and security costs) are estimated, for the first year of the Lease term, at Four and 00/100ths Dollars ($4.00) per square foot of floor area in the leased premises, but the same is subject to change without notice. The cumulative percentage increase in Tenant's proportionate share of costs and expenses under this Section shall not exceed three percent (3%) per annum compounded annually.

         Section 16.3: The cumulative percentage increase in the annual promotional charge under this Section shall not exceed three percent (3%) per annum compounded annually.


                           [End of text of Data Sheet]



                                       D4

                            EXECUTION/ACKNOWLEDGMENT

         In confirmation of their agreement to enter into this Lease (including the Preamble, Data Sheet, Form, all exhibits and the Rider (if any) attached hereto), and intending to be bound hereby, Landlord and Tenant have signed and sealed this Lease as of the day and year first above written on page D1 of this Lease.

In the Presence of:                   LANDLORD:

                                      ORIX PLC HOUSTON VENTURE,
                                      an Illinois general partnership

                                      By:  ORIX Houston I Limited Partnership,
                                           an Illinois limited partnership
                                      Its: Partner

                                      By:  ORIX Houston I, Inc.,
                                           an Illinois corporation
                                      Its: General Partner

                                      By:
                                      Name:
                                      Title:

                                      AND
                                      By:  PLC Houston Complex L.P.,
                                           a Delaware limited partnership
                                      Its: Partner

                                      By:  PLC Houston Complex Holding L.P.,
                                           a Delaware limited partnership
                                      Its: General Partner

                                      By:  PLC-Edwards LLC,
                                           a Delaware limited liability company
                                      Its: General Partner

                                      By:  PLC Commercial LLC,
                                           a Delaware limited liability company
                                      Its: Manager

                                      By:  PLC Commercial Inc,
                                           a California corporation
                                      Its: Manager


                                       E1

                                      By:  PLC Commercial Inc.,
                                           a California corporation
                                      Its: Manager
                                      By:
                                           Michael Lutton
                                           Title:

                                      By:
                                          Ziyad Abduljawad
                                          Title:



                                      TENANT:

                                      HOLOWORLD, INC., a Delaware corporation

                                      By:         /S/
                                            --------------------
                                      Print Name:  Sidney Haider
                                                   -------------
                                      Its:         President
                                      Print Name:
                                                  AND

                                      By:
                                      Print Name:
                                      Its:
                                      Print Name:

                                      Tenant's Federal Tax Identification Number
                                                       95-4618184
                                      Tenant's corporate seal:




                                       E2

                           ACKNOWLEDGEMENT OF LANDLORD

STATE OF _____________     )
                           )
COUNTY OF __________       )

         On this ________ day of _____________, 19___, before me personally
appeared                                 and
         ------------------------------      --------------------------------
to me known to be the persons who executed the foregoing Lease and acknowledged before me that they were duly authorized and did execute same on behalf of ORIX PLC HOUSTON VENTURE, an Illinois general partnership.



                                       Notary Public, _________________ County
                                       My Commission expires:
                                                             ------------------



                       ACKNOWLEDGEMENT OF CORPORATE TENANT

STATE OF ____________      )
                           )
COUNTY OF __________       )

         On this ______ day of _____________, 19___, before me personally
appeared                                  and
         --------------------------------      --------------------------------
to me personally known, who, being by me duly sworn, did each for himself say
that he is, respectively, the                     and
                              -------------------     -------------------------
of HOLOWORLD, INC., the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and
said                                and
     ------------------------------     ------------------------------
acknowledged before me said instrument to be the free act and deed of said corporation.



                                       Notary Public, _____________ County
                                       My Commission expires:
                                                             ------------------



                                       E3

                      ADDENDUM - MARQoE HOUSTON DEVELOPMENT


         All of the provisions set forth in this Addendum are in addition to, and not in substitution for, the provisions of the lease form, except to the extent specifically otherwise stated.

         Section 1.1.(a). LEASED PREMISES: The entertainment and retail center is commonly known as "MarqoE Houston Development," located in the City of
Houston, Texas.



                            [End of text of Addendum]






                                       A1

                            ARTICLE I. GRANT AND TERM


         SECTION 1.1. LEASED PREMISES. (a) Landlord, in Consideration of the rent to be paid and the covenants to be performed by Tenant, does hereby demise and lease unto Tenant, and Tenant hereby rents and hires from Landlord, those certain premises in the entertainment and retail center shown on Exhibit A, subject to covenants, restrictions and easements of record, any declaration or other instrument of covenants, conditions or restrictions now or hereinafter entered into by Landlord, the terms and provisions of certain reciprocal easement and/or operating agreements now or hereinafter entered into by Landlord with the owners or lessees of the Major Store Sites, and the terms and provisions of the underlying lease, if any. It is agreed that the term "entertainment and retail center" as used herein shall mean and refer to the Major Store Sites and the Development, including the buildings located or to be located thereon, all as shown on the site plan which is set forth in Exhibit A attached hereto and made a part hereof, and that the term "Development" shall, except as otherwise specifically provided herein, mean and refer to the hatched and the shaded portions of such site plan which portions from time to time open directly on the mall, together with the mall (whether or not shaded or hatched). The approximate location of the premises leased to Tenant hereunder is shown in Exhibit A. The leased premises (herein referred to as the "leased premises" or "premises") are described as set forth in the Data Sheet attached hereto. As used in this Lease, the term "State" shall mean the state in which the Development is located.

         (b) The exterior walls and the roof of the leased premises and the area beneath said premises are not demised hereunder, and the use thereof, together with the right to locate, both vertically and horizontally, install, maintain, use, repair and replace pipes, utility lines, ducts, conduits, flues, refrigerant lines, drains, sprinkler mains and valves, access panels, wires and structural elements leading through the leased premises serving other parts of the entertainment and retail center, is hereby reserved unto Landlord. Landlord reserves an easement in, over and through the area occupied by the storefront of the leased premises, and an easement above Tenant's finished ceiling to the roof, or to the bottom of the floor deck above the leased premises, for general access purposes and in connection with the exercise of Landlord's other rights under this Lease.

         (c) The attached site plan of the entertainment and retail center, Exhibit A, includes premises identified thereon as Major Store Sites, including the buildings located or to be located thereon, which sites are collectively hereinafter referred to as the "Major Store Sites" and/or "Major Stores," unless otherwise specifically set forth. It is agreed that, wherever the term "Development" is used herein, it shall be deemed to exclude the Major Store Sites (even if such Sites shall be within the hatched and/or shaded area shown on the site plan), except as otherwise specifically stated herein. In addition, said site plan includes other portions of the Development which Landlord may from time to time sell or lease for the purpose of construction and/or use by one or more Major Stores (as defined in Section 27.12 hereof), which portion(s) may thereupon, at landlord's option, be referred to and treated as "Major Store Site(s)" and/or "Major Stores" upon occupancy thereof by a Major Store, and which, at Landlord's option, may be excluded from the Development. In the event Landlord elects to enlarge the entertainment and retail center, any additional area may be included by Landlord in the definition of the Development for purposes of this Lease. Landlord shall also have the general right from time to time to include within and/or to exclude from the defined Development any existing or future areas, and the floor area of the Development shall be accordingly adjusted.

         SECTION 1.2. COMMENCEMENT AND ENDING DAY OF TERM. The term of this Lease shall commence upon (a) the commencement date set forth in the Data Sheet, or (b) the date on which Tenant opens its store in the leased premises for business to the public, whichever of said dates is the first to occur, and shall end on the final day of the last lease year of the term or other specified date as set forth in the Data Sheet, unless sooner terminated as hereinafter provided. Once the commencement date is established, Tenant and Landlord shall execute a notice setting forth certain terms of the Lease, substantially in the form set forth on Exhibit D. For the purpose of this Lease, the first "lease year" shall be a period commencing on the day the term of this Lease commences and ending on January 31 next following; after the first lease year, the term "lease year" shall mean a fiscal year of twelve (12) consecutive calendar months commencing on February 1 of each calendar year, except that the final lease year of the term shall be a period of less than twelve (12) consecutive calendar months in the event that an expiration date other than January 31 is set forth in the Data Sheet.

         SECTION 1.3. OPENING. Tenant covenants and agrees to complete its construction within the leased premises in accordance with the provisions of this Lease and to open its store for business to the public on the date established for commencement of the term of this Lease pursuant to Section 1.2 hereof.

                                ARTICLE II. RENT

         SECTION 2.1. MINIMUM RENT. (a) The minimum rent during (he term of this Lease shall be the amount set forth in the Data Sheet attached hereto as adjusted pursuant to Section 2.4 or other provisions of this Lease, which sum shall be payable by Tenant in equal consecutive monthly installments in the sum set forth in the Data Sheet attached hereto, on or before the first day of each month, in advance, payable as set forth, and at the address set forth, in the Data Sheet attached hereto under "Name and Address for Rent Payments," or such other place as the Landlord may designate in writing, such payments to be without any prior demand therefor and without any deductions or setoff whatsoever.

         (b) Should the term of this Lease commence on a day other than the first day of a calendar month, then the rent for such month shall be prorated on a daily basis based upon a thirty (30) day calendar month. Should any lease year contain less than twelve (12) calendar months, said annual rent shall be prorated.

         SECTION 2.2. PERCENTAGE RENT. (a) In addition to the payment of the minimum rent, as hereinbefore provided, Tenant shall pay to Landlord for each lease year of the term hereof, as percentage rent, an amount equal to the percentage rent factor (see Data Sheet) multiplied by all Gross Sales resulting from business conducted in, on or from the leased premises during such lease year in excess of the amount of Gross Sales set forth in the Data Sheet (hereinafter referred to as the "Breakpoint"). Subsequent to the date upon which Tenant is initially obligated to open for business in the leased premises, in addition to any and all other remedies afforded to Landlord under this Lease by reason of default, the Breakpoint shall be reduced by 1/360th for each day or portion thereof that Tenant does not operate its business pursuant to Section
7.2 hereof. The percentage rent shall be payable as set forth, and at the address set forth, in the Data Sheet attached hereto under "Name and Address for Rent Payments," or such other place as the Landlord may designate in writing, such payments to be without any prior demand therefor and without any deductions or setoff whatsoever.

         (b) Such percentage rent shall be paid in monthly installments computed on all Gross Sales in excess of the applicable Breakpoint. If the commencement date of the lease term is other than February 1, then the applicable Breakpoint for the first lease year shall be prorated so that the applicable Breakpoint will be calculated by taking the number of days remaining in such lease year as of the date the leased premises are initially opened for business to the general public, dividing by 360, and multiplying the resulting quotient by the stated Breakpoint figure. If the expiration date of the lease term is other than January 31, then the applicable Breakpoint covering the final lease year hereunder shall be calculated in a like manner. Such amounts shall be payable within five (5) days following the end of the month, during each lease year, for which Tenant's total Gross Sales for such lease year shall have exceeded the applicable Breakpoint for such lease year; Tenant shall likewise pay percentage rent within five (5) days following the end of each month thereafter during such lease year with respect to all Gross Sales for each such month.

         SECTION 2.3. GROSS SALES. The term "Gross Sales" as used herein shall be construed to include the entire amount of the actual sales price, whether for cash or otherwise, of all sales of merchandise or services and all other receipts whatsoever of all business conducted in or from the leased premises by Tenant, or by all concessionaires (as defined in Section 3.2 hereof) or otherwise, including, without limitation, mail, catalogue or telephone orders received or filled at the leased premises, all deposits not refunded to purchasers, and orders taken, although said orders may be filled elsewhere. A "sale" shall be deemed to have been consummated for the purposes of this Lease, and the entire amount of the sales price shall be included in Gross Sales, at such time that (i) the transaction is initially reflected in the books or records of Tenant or a concessionaire (if a concessionaire makes the sale), or
(ii) Tenant or such concessionaire receives all or any portion of the sales price, or (iii) the applicable goods or services are delivered to the customer, whichever first occurs, irrespective of whether payment is made in installments, the sale is for cash or for credit, or otherwise, or all or any portion of the sales price has actually been paid at the time of inclusion in Gross Sales or at any other time. No deduction shall be allowed for direct or indirect discounts, rebates, or other reductions on sales to employees or others, unless generally offered to the public on a uniform basis. In addition, no deduction shall be allowed for uncollected or uncollectible credit accounts, or for trade-ins or other credits on sales to employees or others. The term "Gross Sales" shall not include, however, any sums collected and paid out by Tenant for any sales or excise tax imposed by and accounted for by Tenant to any duly constituted governmental authority, nor shall it include the exchange of merchandise between the stores of Tenant, if any, where such exchange of goods or merchandise is made solely for the convenient operation of the business of Tenant and not for the purpose of consummating a sale which has theretofore been made in or from the leased premises and/or for the purpose of depriving Landlord of the benefit of a sale which otherwise would be made in or from the leased premises, nor shall the term include the amount of returns to shippers or manufacturers, nor proceeds from the sale of trade fixtures. There shall be deductible from Gross

Sales the amount of any cash or credit refund made upon any sale in or from the leased premises, previously included in "Gross Sales" hereunder, not to exceed the sum so previously included, where the merchandise sold is thereafter returned by the purchaser and accepted by Tenant. The term "merchandise" as used in this Lease shall include food and beverages if Tenant is permitted to sell such items in Section 7.1 hereof.

         SECTION 2.4.  RENT ADJUSTMENT.

                           [deleted]

         SECTION 2.5. TENANT'S TAX OBLIGATION. Tenant shall pay to Landlord its proportionate share of all taxes and assessments which may be levied or assessed by any lawful authority during the term of this Lease, or with respect to each fiscal tax year falling in whole or in part during the term of this Lease, or with respect to each fiscal year falling in whole or in part during the term of this Lease, against the land, buildings and improvements comprising the Development, and of all other taxes which Landlord becomes obligated to pay with respect to the entertainment and retail center, irrespective of whether such taxes are assessed against real or personal property. Tenant's proportionate share of such taxes and assessments shall be equal to the product obtained by multiplying such taxes and assessments by a fraction, the numerator of which shall be the number of square feet of floor area in the leased premises and the denominator of which shall be the total number of square feet of gross leased and occupied floor area in the Development. In the event that any present or future enactment of the State or any political subdivision thereof or any governmental authority having jurisdiction thereover either: (a) imposes a direct or indirect tax and/or assessment of any kind or nature upon, against or with respect to the rents payable by tenants or occupants in the entertainment and retail center to Landlord derived from the entertainment and retail center or with respect to the Landlord's (or the individuals' or entities' which constitute the partners of the partnership which is the Landlord) ownership of the land and buildings comprising the entertainment and retail center, either in addition to or by way of substitution for all or any part of the taxes and assessments levied or assessed against such land and such buildings, including, without limitation, any net profits tax or any comparable tax imposed on any portion of Landlord's revenues from the entertainment and retail center; and/or
(b) imposes a direct or indirect tax or surcharge of any kind or nature, upon, against or with respect to the parking areas or the number of parking spaces in the entertainment and retail center, then in either or both of such events, Tenant shall be obligated to pay its proportionate share thereof as provided herein. For purposes of this Section, the term "entertainment and retail center" shall be deemed to include the land upon which any parking facilities, temporary or permanent off-site utility systems and any wooded area, lake, shoreline thereof or island park serving the entertainment and retail center are located with all improvements situated thereon.

         Tenant's proportionate share of all of the aforesaid taxes and assessments levied or assessed for or during the term hereof, as determined by Landlord, shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord; provided that Landlord shall have the right to initially determine monthly estimates and to revise the estimates from time to time, and shall have the right to apply such monthly installments to tax bills according to the formula being utilized by Landlord from time to time. Upon receipt of all tax bills and assessment bills attributable to any calendar or fiscal year during the term hereof, Landlord shall furnish Tenant with a written statement of the actual amount of Tenant's proportionate share of the taxes and assessments for such year. In the event no tax bill is available, Landlord will compute the amount of such tax. If the total amount paid by Tenant under this Section for any calendar or fiscal year during the term of this Lease shall be less than the actual amount due from Tenant for such year, as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after demand therefor by Landlord; and if the total amount paid by Tenant hereunder for any such calendar or fiscal year shall exceed such actual amount due from Tenant for such year, such excess shall be credited against the next installment of taxes and assessments due from Tenant to Landlord hereunder. All amounts due hereunder shall be payable to Landlord at the place where the minimum rent is payable. In the event Landlord contests any taxes levied or assessed during the term hereof upon, against or with respect to the Development or any portion thereof or interest therein, or in the event of Landlord's negotiation with respect to assessed valuation for the Development, Tenant shall pay its proportionate share of Landlord's costs, expenses and attorneys' fees in connection therewith calculated on the same basis as set forth above in this Section. For the calendar or fiscal years in which this Lease commences and terminates, the provisions of this Section shall apply, and Tenant's liability for its proportionate share of any taxes and assessments for such years shall be subject to a pro rata adjustment based on the number of days of said calendar or fiscal years during which the term of this Lease is in effect. A copy of a tax bill or assessment bill submitted by Landlord to Tenant shall at all times be sufficient evidence of the amount of taxes and/or assessments assessed or levied against the property to which such bill relates. Prior to or at the commencement of the term of this Lease and from time to time thereafter throughout the term hereof, Landlord shall notify Tenant in writing of Landlord's estimate of Tenant's monthly installments due hereunder.

         SECTION 2.6. PAYMENTS. Rent shall be defined in this Lease as (i) minimum rent, (ii) percentage rent and (iii) all other charges of whatever nature required to be paid by Tenant under this Lease, including the Exhibits hereto. The rent charges described in item (iii) of the preceding sentence shall, unless otherwise specified, be due and payable ten (10) days after demand, without any deductions or setoff whatsoever, in the manner and at the place where minimum rent is payable and Tenant's failure to pay rent shall carry with it the consequences set forth under Article XIX hereof. Landlord's rights and remedies pursuant to this Section shall be in addition to any and all other rights and remedies provided under this Lease or at law. Notwithstanding anything to the contrary contained in this Lease, Landlord's demand for any and all rent may be sent to Tenant by regular mail. Rent is specifically agreed by Tenant to be a minimum reasonable use and occupancy charge for the leased premises. In the event any sums required hereunder to be paid are not received on or before the tenth (10th) day after the same are due, then, for each and every such payment, Tenant shall immediately pay, as additional rent, a service charge of five percent (5%) of the outstanding amount due, which service charge again shall be imposed for each month that such amount shall remain unpaid. In the event of Tenant's failure to pay the foregoing service charge, Landlord may deduct said charge from the deposit set forth in Section 26.1 hereof. The provisions of this Section shall not be construed to extend the date of payment of any sums required to be paid by Tenant under this Lease or to relieve Tenant of its obligation to pay all such sums at the time or times herein stipulated, and neither the demand for, nor collection by Landlord of, late payment service charges pursuant to this Section shall be construed as a cure of any default in payment by Tenant. It is agreed that the said service charge is a fair and reasonable charge under the circumstances and shall not be construed as interest on a debt payment. In the event any charge imposed hereunder or under any other section of this Lease is either stated to be or construed as interest, then no such interest charge shall be calculated at a rate which is higher than the maximum rate which is allowed under the usury laws of the State, which maximum rate of interest shall be substituted for the rate in excess thereof, if any, computed pursuant to this Lease.

                    ARTICLE III. RECORDS AND BOOKS OF ACCOUNT

         SECTION 3.1. TENANT'S RECORDS. Tenant shall prepare and keep full, complete and proper books and source documents, in accordance with generally accepted accounting principles, of the Gross Sales, whether for cash, credit or otherwise, of each separate department at any time operated in the leased premises and of the operations of each subtenant, concessionaire, licensee and/or assignee, and shall require and cause all such parties to prepare and keep books, source documents, records and accounts sufficient to substantiate those kept by Tenant. The books and source documents to be kept by Tenant shall include, without limitation, true copies of all Federal, State and local tax returns and reports, records of inventories and receipts of merchandise, daily receipts from all sales and other pertinent original sales records and records of any other transactions conducted in or from the leased premises by Tenant and any other persons conducting business in or from the leased premises. Pertinent original sales records shall include, without limitation: (i) cash register tapes, including tapes from temporary registers, (ii) serially pre-numbered sales slips, (iii) the original records of all mail and telephone orders at and to the leased premises, (iv) settlement report sheets of transactions with subtenants, concessionaires, licensees and assignees, (v) original records indicating that merchandise returned by customers was purchased at the leased premises by such customers, (vi) memorandum receipts or other records of merchandise taken out on approval, (vii) detailed original records of any exclusions or deductions from Gross Sales, (viii) sales tax records, and (ix) such other sales records, if any, which would normally be examined by an independent accountant pursuant to accepted auditing standards in performing an audit of Tenant's sales. Tenant shall record at the time of each sale or other transaction, in the presence of the customer, all receipts from such sale or other transaction, whether for cash, credit or otherwise, in a cash register or cash registers having a cumulative total which shall be sealed in a manner approved by Landlord and which shall possess such other features as shall be required by Landlord. All of the foregoing books, source documents and records shall be retained for a period of at least four (4) years after the expiration of each lease year.

         SECTION 3.2. REPORTS BY TENANT. Tenant shall furnish to Landlord within thirty (30) days after the expiration of each lease year a complete statement, certified by an independent certified public accountant, showing in all reasonable detail the amount of such Gross Sales made by Tenant from the leased premises during the preceding lease year. Tenant shall in all events furnish to Landlord within five (5) days after the end of each month of the term of this Lease a written statement of Gross Sales covering the preceding month, the statement to be in such form and style and contain such details and breakdown as the Landlord may reasonably require. Tenant shall require and cause all its concessionaires, if any, to furnish statements at the times and in the form and content specified in this Section, relating to their operations within the leased premises. All reports of Gross Sales submitted or caused to be submitted by Tenant to Landlord shall be conclusive and binding upon Tenant unless such reports are corrected within two (2) years after the date of issuance. The term "concessionaire" as used in this Lease shall mean and include any and all concessionaires, licensees, franchisees, department operators, subtenants, permittees or others directly or indirectly operating or conducting a business in or from the leased premises.

                                ARTICLE IV. AUDIT

         SECTION 4.1. RIGHT TO EXAMINE BOOKS. Notwithstanding the acceptance by Landlord of payments of percentage rent, Landlord shall have the right to all rents and other charges actually due hereunder, and the right to examine, make extracts from and copy, at the leased premises or (at the option of Landlord) at the corporate headquarters office of Tenant in the United States, Tenant's and all concessionaires' books, source documents, accounts, records and sales tax reports filed with applicable government agencies in order to verify the amount of Gross Sales in and from the leased premises. Tenant shall make all such documents and records available at the leased premises (or at Tenant's corporate headquarters, if elected by Landlord) upon three (3) days' prior written notice from Landlord.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         Section 4.2 AUDIT. At its option, Landlord may at any time, upon three
(3) days' prior written notice to Tenant, arrange for an auditor selected by Landlord to conduct a complete audit (including a physical inventory) of the entire records and operations of Tenant and/or any concessionaire concerning business transacted upon or includable in Gross Sales from the leased premises during the period covered by any statement issued by Tenant or a concessionaire as above set forth in Article III. Tenant shall make available to Landlord's auditor at the leased premises (or at Tenant's corporate headquarters, if elected by Landlord) within three (3) days following Landlord's notice requiring such audit, all of the books, source documents, accounts and records referred to in Section 3.1 of this Lease and any other materials which such auditor deems necessary or desirable for the purpose of making such audit. Tenant shall promptly pay to Landlord the amount of any deficiency in percentage rent payments disclosed by any such audit. If such audit shall disclose that Tenant's statement of Gross Sales is at variance to the extent of a one percent (1%) or more, Landlord may bill to Tenant the amount of any deficiency and the cost of such audit, which shall be paid by Tenant within ten (10) days after Tenant's receipt of Landlord's invoice; in the event Tenant fails to pay such discrepancy and costs, Landlord may terminate this Lease as set forth below and/or shall have such other rights and remedies as may be provided herein or at law arising by virtue of Tenant's failure to pay rent. If such audit shall disclose that Tenant's statement of Gross Sales is at variance to the extent of three percent (3%) or more, then Landlord, in addition to the foregoing remedy and other remedies available to Landlord, shall have the option, upon at least ten (10) days' notice to Tenant, to declare this Lease terminated and the term ended, in which event this Lease shall cease and terminate on the date specified in such notice with the same force and effect as though the date set forth in such notice were the date originally set forth herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the leased premises but shall remain liable for all obligations arising during the balance of the original stated term as provided in this Lease. In addition to the foregoing, and in addition to all other remedies available to Landlord, in the event Landlord or Landlord's auditor shall schedule a date for an audit of Tenant's records in accordance with this Section, and Tenant shall fail to be available or shall otherwise fail to comply with the requirements for such audit, Tenant shall pay all costs and expenses associated with the scheduled audit.

                                                 SEE ATTACHED RIDERS FOR INSERTS

                   ARTICLE V. CONSTRUCTION OF LEASED PREMISES

         SECTION 5.1. CONSTRUCTION OF LEASED PREMISES. (a) The leased premises shall be constructed substantially as set forth in Exhibit B, which is attached hereto and made a part hereof. Each of the parties hereto does hereby agree to perform the obligations imposed upon such party in said Exhibit B at the times and in the manner therein provided. All references in the text of the Lease to Exhibit B shall include Exhibit B-1, if any. Minor changes from any plans or specifications covering Landlord's Work which may be, or which may have been, necessary or appropriate during construction of the Development or leased premises shall not affect or change this Lease or invalidate same. If this Lease is executed after the opening of the entertainment and retail center or if the leased premises are in an expansion wing of the entertainment and retail center which opened prior to the date of this Lease, the parties hereto acknowledge that the work to be performed by Landlord pursuant to Exhibit B has been fully performed (except to the extent specifically otherwise set forth in Exhibit B).

                                                 SEE ATTACHED RIDERS FOR INSERTS

         Tenant agrees, prior to the commencement of the term of this Lease, at Tenant's sole cost and expense, to provide all work of whatsoever nature in accordance with its obligations set forth in Exhibit B as "Tenant's Work." Tenant agrees to furnish to Landlord the Preliminary Plans and Final Plans (and Demolition Drawings, as applicable) with respect to the leased premises prepared in the manner and within the time periods required in Exhibit B. If such Preliminary Plans and Final Plans (and Demolition Drawings, as applicable) are not furnished by Tenant to Landlord within the required time periods in form to permit approval by Landlord, then Landlord may at its option at any time while Tenant is in default of this provision, in addition to any and all other remedies provided in this Lease, by notice to Tenant declare this Lease null and void and of no further force or effect, in which event this Lease shall terminate, but Tenant shall remain liable for all obligations arising during the original stated term as provided in this Lease. In addition, if Landlord determines that Landlord and Tenant are unable to agree upon either Preliminary Plans or Final Plans (and Demolition Drawings, as applicable), Landlord shall have the option, upon notice to Tenant, to declare this Lease null and void and of no further force or effect, in which event this Lease shall terminate on the date specified in such notice, in the same manner as provided in the preceding sentence. No deviation from the final set of plans and specifications, once approved by the Landlord, shall be made by Tenant without Landlord's prior written consent. Approval of the plans and specifications by Landlord shall not constitute the assumption of any responsibility by Landlord or Landlord's architect for their accuracy, efficacy or sufficiency, and Tenant shall be solely responsible for such items. Unless Landlord otherwise directs in writing, Tenant shall not open the leased premises for business until all construction has been completed pursuant to the provisions of Exhibit B. Until such time as Tenant's Final Plans (and Demolition Drawings, as applicable) have been approved in writing by Landlord, the right of Tenant to enter upon the leased premises shall be solely for the purpose of inspection, measurement and obtaining information necessary to prepare architectural drawings and construct its premises. Tenant shall not be deemed to have taken possession of the leased premises until, and Landlord shall be deemed to have delivered and Tenant shall be deemed to have taken such possession when, Tenant actually commences construction of its leasehold improvements following Landlord's approval of Tenant's Final Plans (and Demolition Drawings, as applicable). Until Tenant is so deemed to have taken possession, in the event of a default by Tenant under this Article V, Landlord, upon notice to Tenant, shall have the right to declare this Lease null and void and of no further force or effect and thereafter may demise and lease the premises described in Section 1.1 free from any rights of Tenant. Tenant shall not open its store for business until Tenant's storefront sign is installed, the store is fully fixtured, lighted, stocked with merchandise in place and staffed, and Tenant is prepared to engage in the sale of goods and/or services to the public pursuant to Article VII. Under no circumstances shall Tenant remove the storefront barricade, unless Landlord shall specifically otherwise direct in writing. Landlord shall remove the storefront barricade (or Tenant shall remove the same if so directed in writing by Landlord) when Tenant is so prepared to open for business as determined by Landlord, and Tenant shall reimburse Landlord for all costs and expenses in connection with such removal (or Tenant shall pay for all such costs and expenses directly (including transportation of the barricade to storage in the entertainment and retail center), if Tenant shall be directed by Landlord to perform such removal). If all or any part of the leased premises shall have been previously occupied, Tenant acknowledges that the Tenant's Work described in Exhibit B has been initially performed by a tenant previously occupying the leased premises and that Tenant accepts the leased premises in an "as is" condition without representation by the Landlord or any person, firm or corporation on behalf of Landlord as to the condition thereof. Tenant shall submit Preliminary Plans and Final Plans and Demolition Drawings showing the work to be performed by Tenant to completely remodel and refurbish the leased premises and, subject to Landlord's approval, will cause such work to be performed prior to the commencement of the term of this Lease. All such additional work and permitted alterations, repairs and improvements shall be in accordance with the provisions of Exhibit B.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         SECTION 5.2. AVAILABILITY AND POSSESSION OF PREMISES FOR TENANT'S WORK.
(a) The leased premises shall be considered available to Tenant when Landlord furnishes Tenant with a written notice to such effect (the "Notice of Availability"). Upon receipt of such Notice of Availability, Tenant shall have only limited access to the premises for purposes of inspection and measurement verification. The Notice of Availability shall not constitute delivery of the premises, and Landlord (or a current occupant of the premises) will retain possession of the premises until delivery of possession is made to Tenant as provided below. Landlord may furnish the Notice of Availability at any time subsequent to Landlord's obtaining possession of the premises. If the leased premises are presently occupied by another tenant, Landlord will not make the premises available to Tenant until a date after Landlord regains possession of the leased premises from the tenant presently occupying the same.

         (b) Landlord covenants to deliver possession of the leased premises to Tenant upon written approval by Landlord of Tenant's Final Plans. Upon receiving actual possession, Tenant shall have access to the leased premises for all purposes set forth under this Lease.

         (c) Upon delivery of possession, Tenant accepts the premises and acknowledges that the premises are in the condition required by this Lease, subject to all field conditions existing at the time of delivery of possession. Failure of Landlord to deliver possession of the leased premises in the manner and condition as provided for in this Lease will not give rise to any claim for damages by Tenant against Landlord, or against Landlord's contractor, or permit Tenant to rescind or terminate this Lease.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         SECTION 5.3. LANDLORDS AND TENANT'S OPTIONAL RIGHT OF CANCELLATION. If for any reason the leased premises are not ready for Tenant's Work on the date thirty-six (36) months following the date of this Lease, then, for a period of thirty (30) days thereafter, Tenant shall have the option, and for a period of forty-five (45) days following such thirty-six (36) month period, Landlord shall have the option, of canceling and terminating this Lease by not more than sixty
(60) days' written notice, one to the other, and, in the event that either party shall exercise such option, this Lease shall terminate with neither party being liable to the other in damages or otherwise, and any money deposited pursuant to
Section 26.1 hereof shall be returned to Tenant. In the event that neither Tenant nor Landlord gives such written notice of cancellation, then said options shall be null and void and of no further force or effect, and this Lease shall be considered as continuing in full force and effect. In addition, if another tenant is presently in possession of the leased premises, and Landlord shall not have delivered possession of the leased premises to Tenant by the lease commencement date (as specifically identified in the Data Sheet), then Landlord shall have the right to thereafter terminate this Lease at any time prior to delivery of possession to Tenant by written notice to Tenant, with like result as set forth in the first sentence of this paragraph.

                                                 SEE ATTACHED RIDERS FOR INSERTS

                 ARTICLE VI. ALTERATIONS, CHANGES AND ADDITIONS

         SECTION 6.1. INSTALLATION BY TENANT. Tenant shall not make or cause to be made any alterations, additions or improvements to the leased premises (for example, but without limiting the generality of the foregoing, Tenant shall not install or cause to be installed any signs, floor covering, interior or exterior lighting, plumbing fixtures, shades, canopies or awnings, electronic detection devices, antennas, mechanical, electrical or sprinkler systems, or make any changes to the storefront) without the prior written approval of Landlord in each instance. Tenant shall present to Landlord plans and specifications for such work at the time approval is sought, in accordance with criteria and procedures as provided in Exhibit B.

         SECTION 6.2. REMOVAL BY TENANT. All alterations, decorations, additions, trade fixtures and improvements made by Tenant shall be deemed to have attached to the leasehold and to have become the property of Landlord upon such attachment. Upon expiration or earlier termination of the term of this Lease, Tenant shall not remove any of such alterations, decorations, additions, trade fixtures or improvements. Landlord may, however, designate by written notice to Tenant those alterations, decorations, additions, improvements, or trade fixtures which shall be removed by Tenant at the expiration or earlier termination of the Lease, and Tenant shall promptly remove the same and repair any damage to the leased premises caused by such removal. Landlord shall have the right to padlock or otherwise secure the leased premises upon the expiration or earlier termination of the term of the Lease. Landlord shall also have the right, at any time during the term of this Lease, and upon expiration or earlier termination of the term of this Lease, to immediately enter the leased premises in order to remove any items which shall be determined by Landlord to be a violation of existing health, safety, security or other similar codes or regulations affecting or applicable to the leased premises or the entertainment and retail center. Landlord shall provide prior notification to Tenant of such removal, subject to the then existing circumstances.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         SECTION 6.3. CHANGES AND ADDITIONS. Landlord, for itself and for the underlying lessor, if any, hereby reserves the right at any time, and from time to time, to make alterations to, and to build additional stories on the building in which the leased premises are located, and to construct other buildings and improvements in the entertainment and retail center, including any modifications of the common areas in connection therewith, to enlarge or reduce the Development or the entertainment and retail center, to add decks or elevated parking facilities, and to sell or lease any part of the land comprising the entertainment and retail center, as shown on the site plan attached hereto as Exhibit A, for the construction thereon of a building(s) to be occupied by a Major Store(s) which may or may not be pan of the entertainment and retail center. Landlord also reserves for itself and for the underlying lessor, if any, the right at any time, and from time to time, to change, modify, or abolish any temporary off-site utility or any storm sewer or retention pond system (if applicable) serving the entertainment and retail center. The purpose of Exhibit A is to show the approximate location of the leased premises within the Development and Landlord reserves for itself and for the underlying lessor, if any, the right at any time to relocate, enlarge, or reconfigure the various buildings, parking areas and other common areas on said site plan. Tenant hereby consents to the exercise by Landlord of the rights set forth in this Section 6.3 and agrees that the exercise of such rights by Landlord or by the underlying lessor, if any, shall not diminish Tenant's obligations under this Lease.

                                                 SEE ATTACHED RIDERS FOR INSERTS

                   ARTICLE VII. CONDUCT OF BUSINESS BY TENANT

         SECTION 7.1. USE OF PREMISES. Tenant shall continuously use and occupy the entire leased premises during the term of this Lease, which use and occupancy shall be solely for the purpose of conducting the business specifically set forth in the Data Sheet and for no other purpose or purposes. It is agreed that the use specified in the Data Sheet has been, and is, a material inducement to Landlord in entering into this Lease with Tenant, and that Landlord would not enter into this Lease without this inducement. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the leased premises or if a failure to procure such a license or permit might or would in any way affect Landlord or the Development, then Tenant, at Tenant's expense, shall duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord.

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Tenant, at Tenant's expense, shall, at all times, comply with the requirements of each such license or permit.

         SECTION 7.2. OPERATION OF BUSINESS. Tenant shall be open for business and operate continuously, during all days and hours established by Landlord, in all of the leased premises during the entire term of this Lease, and shall conduct its business at all times in a first class and reputable manner, maintaining at all times a full staff of employees and a full and complete stock of merchandise. Failure by Tenant so to be open for business and to operate shall entitle Landlord, in addition to other remedies provided in this Lease, to mandatory injunctive relief, and shall give Landlord the right to erect a storefront barricade in front of the leased premises at Tenant's expense, which barricade shall not be removed except upon Landlord's prior written consent and with Tenant paying the cost of such removal. The erection of such a barricade by Landlord shall not be construed as a re-entry by Landlord into the leased premises or as an acceptance by Landlord of any surrender of possession of the leased premises by Tenant. In the event the maximum hours during which the Development (or any separate part thereof) is legally permitted to be open to the public are regulated by any lawful authority, then Landlord shall be the sole judge of which days and hours shall be Development business days and hours (and the days and hours applicable to any such separate part). Tenant shall install and maintain at all times a display of merchandise in the display windows, if any, of the leased premises and shall keep the same well lighted during such hours as Landlord shall designate. Tenant, at Tenant's expense, shall promptly comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all governmental authorities having jurisdiction, affecting or applicable to the leased premises or the cleanliness, safety, occupancy and use of the same, whether or not any such law, ordinance, order, rule, regulation or requirement is substantial, or foreseen or unforeseen, or ordinary or extraordinary, or shall necessitate structural changes or improvements or interfere with the use and enjoyment of the leased premises. Tenant shall not do or permit anything to be done in or about the leased premises, or bring anything therein, which will in any way conflict with any such law, ordinance, order, rule, regulation or requirement affecting the occupancy or use of the leased premises or the entertainment and retail center which is or may hereafter be enacted or promulgated by governmental authorities, or in any way obstruct or interfere with the rights of others, nor shall Tenant use or allow the premises to be used for any improper, immoral or objectionable purposes as determined by Landlord. Tenant shall not cause or permit the use, generation, storage or disposal in or about the leased premises or the entertainment and retail center of any substances, materials or wastes subject to regulation under any federal or state or local laws from time to time in effect concerning hazardous, toxic or radioactive materials unless Tenant shall have received Landlord's prior written consent, which Landlord may withhold or at any time revoke in its sole discretion. Tenant shall comply with all federal, state and local laws in effect from time to time prohibiting discrimination or segregation by reason of race, color, creed, age, religion, sex or national origin. No auction, liquidation, going out of business, fire or bankruptcy sales may be conducted or advertised by sign or otherwise in the leased premises. Tenant shall display and sell only better-quality, current-season merchandise and Tenant's sales practices shall be in accord with standards and practices generally acceptable in enclosed high-quality, value-oriented regional developments. Tenant shall be obligated to permit returns of merchandise and shall allow cash refunds on such returns, except in connection with special sales and close outs. Tenant shall not offer any goods or services which Landlord determines, in its sole discretion, to be inconsistent with the image of a high-quality, family-oriented entertainment and retail center, nor shall Tenant display or sell any goods containing portrayals which Landlord determines, in its sole discretion, to be lewd, graphically violent or pornographic. Tenant agrees that it will conduct its business in good faith, and will not do any act tending to injure the reputation of the Development (or any part thereof) as determined by Landlord. Tenant shall not sell or display nay paraphernalia used in the preparation or consumption of controlled substances. In the event Landlord has approved Tenant's remaining open for business after normal Development hours (and/or any hours applicable to that part of the Development containing the leased premises), then such approval shall be conditioned upon Tenant's paying for all additional costs incurred by Landlord as a result thereof. Tenant shall not permit noise or odors in the leased premises which are objected to by Landlord and, upon written notice from Landlord, Tenant shall immediately cease and desist from causing such noise or odor, and failing of which Landlord may deem the same a material breach of this Lease. Tenant shall not permit the operation of any coin operated or vending machines or pay telephones on the leased premises, other than in the areas reserved solely for the use of Tenant's employees. Tenant shall not sell or display any merchandise within five feet (5') of the storefront leaseline or opening unless such sale or display shall be expressly approved on the Store Design Drawings or otherwise approved by Landlord, in writing, except that Tenant shall be permitted to display merchandise in the display windows, if any. Tenant shall not use the areas adjacent to the leased premises for business purposes. Tenant shall not store anything in service or exit corridors. Tenant agrees that all receiving and delivery of goods and merchandise, and all removal of merchandise, supplies, equipment, trash and garbage, and all storage of trash and garbage, shall be made only by way of or in the areas provided therefor by Landlord. Tenant shall not use or permit the use of any portion of the leased premises as sleeping quarters, lodging rooms, or for any unlawful purposes. Tenant shall nor install any radio or television or other similar device exterior to the leased premises and shall not erect any aerial on the roof or exterior walls of any building within the entertainment and retail center. Landlord may direct the use of all pest extermination contractors at the sole cost and expense of Tenant and at such intervals as Landlord may require. Failure of Tenant to employ the pest extermination contractor designated by Landlord shall entitle Landlord to employ such contractor with respect to Tenant's premises and Tenant shall reimburse Landlord for the cost thereof. Landlord shall have the option to provide pest extermination services for the Development or the entertainment and retail center or any part thereof, in which event Tenant shall pay to Landlord Tenant's proportionate share of the cost of such service, with such proportionate share to be calculated in the manner provided in Section 8.3 of this Lease. In the event that Tenant is permitted pursuant to this Lease to engage in the sale of food and beverages from the leased premises, then Tenant shall: (i) offer such food and beverages only pursuant to a menu approved by Landlord, which shall not be changed without Landlord's prior written consent (which consent Landlord may grant or withhold in its sole and absolute discretion), (ii) serve its customers in containers or dishes and with utensils to be approved by Landlord, (iii) be solely responsible for prompt disposal within the premises of all trash, garbage and debris, and
(iv) inspect and maintain all grease traps, pans and hood ventilators in good order, condition and repair, and shall contract for same if and as required by Landlord. The covenants of Tenant regarding hazardous, toxic or radioactive materials, as set forth in this Lease, shall survive the expiration or earlier termination of the term of this Lease.

         SECTION 7.3. RADIUS. During the term of this Lease, in the event Tenant, its parent corporation or subsidiary corporation, or its franchisor or franchisee, or its licensor or licensee, or any person, firm, corporation or other entity who or which controls or is controlled by Tenant, or by any person, firm, corporation or other entity which directly or indirectly controls or is controlled by Tenant, shall, directly or indirectly, either individually or as a partner or stockholder or otherwise, own, operate or become financially interested in any business similar to or in competition with the business of Tenant described in Section 7.1 within a radius of miles from the leased premises, then the Gross Sales (as defined in this Lease) of any such business or businesses within said radius shall be included in the Gross Sales made from the leased premises and the percentage rent hereunder shall be computed upon the aggregate of the Gross Sales made from the leased premises and by any such other business or businesses then conducted within said radius and Tenant shall report and maintain records of such sales in the manner provided in Article III hereof. This Section 7.3 shall not apply to any such business or businesses open and being operated by Tenant within said radius as of the date of this Lease as long as such business or businesses shall continue to be operated in the same location(s) existing as of said date. If Tenant fails to make payments required pursuant to this Section 7.3, Landlord or Landlord's authorized representative or agent shall have the right at all reasonable times during the term hereof and for a period of at least four (4) years after the expiration of the term of this Lease, to inspect, audit, copy and/or make extracts of the books, source documents, records and accounts pertaining to such other business or businesses conducted within said radius, in accordance with the provisions of Article IV hereof, for the purpose of determining or verifying the additional rents due to Landlord pursuant to this Section. Moreover, in the event Tenant fails to supply to Landlord sales records with respect to any such similar or competing business, Landlord shall have the right to estimate the sales for such businesses based upon Tenant's Gross Sales in the leased premises, and the additional percentage rent generated from the inclusion of such estimated sales and Tenant's Gross Sales shall be deemed additional rent to be paid by Tenant in accordance with the provisions of Sections 2.2 and 2.6 of this Lease.


         SECTION 7.4. STORAGE, OFFICE SPACE. Tenant shall warehouse, store and/or stock in the leased premises only such goods, wares and merchandise as Tenant intends to offer for sale at retail at, in, from or upon the leased premises. This shall not preclude occasional emergency transfers of merchandise from the other stores of Tenant, if any, not located in the Development. Tenant shall use for office, clerical or other non-selling purposes only such space in the leased premises as if from time to time reasonably required for Tenant's business in the leased premises.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         SECTION 7.5. CARE OF PREMISES. Tenant, at Tenant's expense, shall at all times keep the leased premises (including the service areas adjacent to the premises, display windows and signs) orderly, neat, safe, clean and free from rubbish and dirt, and vermin, and shall store all trash, garbage and other solid waste within the leased premises. Tenant shall not burn any trash or garbage at any time in or about the entertainment and retail center. Landlord may direct the use by Tenant at Tenant's expense of all solid waste disposal contractors at such intervals as Landlord may require. If Landlord shall provide or contract for any services or facilities for solid waste pickup or sewer cleaning, then Tenant shall be obligated to use the same and shall pay a proportionate share of the expense thereof within ten (10) days after being billed therefor. If Landlord does not provide such services, Tenant shall arrange for the regular pickup of all solid waste at Tenant's expense.

                           ARTICLE VIII. COMMON AREAS

         SECTION 8.1. OPERATION AND MAINTENANCE OF COMMON AREAS. Landlord agrees to cause to be operated and maintained during the term of this Lease all common areas within the Development. The manner in which such areas and facilities shall be operated and maintained, and the expenditures therefor, shall be at the sole discretion of Landlord and the use of such areas and facilities shall be subject to such regulations as Landlord shall make from time to time.

         SECTION 8.2. USE OF COMMON AREAS. The term "common area," as used in this Lease, shall mean (i) the following areas within the entertainment and retail center: parking areas and facilities as determined by Landlord (collectively "parking facilities"), roadways, pedestrian sidewalks and walkways, pedestrian plazas, pedestrian passage areas, driveways, public transportation loading and unloading facilities, truckways, loading docks, delivery areas, landscaped areas, community rooms, office facilities, the mall, berms, elevators and escalators and stairs and ramps and vertical transportation facilities not contained within any leased premises, public restrooms and comfort stations, service areas, service and fire and exit corridors, passageways, retention ponds (if applicable), and other areas, amenities, facilities and improvements provided by Landlord, (ii) those areas within the entertainment and retail center and areas adjacent to the entertainment and retail center which from time to time may be provided by the owners of such areas for the convenience and use of Landlord, the tenants of the Development, the owners and occupants of the Major Store Sites, and their respective concessionaires, agents, employees, customers, invitees and all other licensees and others entitled to the use thereof and (iii) any other facilities or areas, whether within or outside the entertainment and retail center, as may be designated by Landlord from time to time. The use and occupancy by Tenant of the leased premises shall include the use of the common areas in common with Landlord and with all others for whose convenience and use the common areas have been or may hereafter be provided by Landlord or by the owners of common areas not within the Development, subject, however, to rules and regulations for the use thereof as prescribed from time to time by Landlord or the owner of such common area, including, without limitation, the right of Landlord to determine the hours and mode of operation of the elevators, escalators and vertical transportation facilities serving the Development, and including the right of Landlord or such owner to impose parking charges, whether by meter or otherwise, with respect to any parking facilities. In no event, however, shall Tenant, its agents or employees, use the common areas for the display or sale of merchandise. Without limiting the generality of the foregoing, Landlord may include in common areas those portions of the Development presently or hereafter sold or leased to Major Stores, until the building thereon has been opened for business, at which time there shall be withdrawn from the common areas those areas not provided by the owner thereof for common use. Tenant and its employees and agents shall park their cars and other vehicles only in areas specifically designated from time to time by Landlord for that purpose, and shall not in any case park their vehicles in any private or non-public portions of the parking facilities. Tenant covenants that it will enforce the parking by its employees and agents in such designated areas and in only public areas. Automobile license numbers of employees' and agents' vehicles shall be furnished by Tenant to Landlord upon Landlord's request. In the event any vehicle is parked by Tenant or by an employee or agent of Tenant in a private or non-public parking area or in any portion of the parking facilities other than the area of such parking facilities as shall be designated by Landlord, Tenant shall be obligated to pay Landlord the sum of One Hundred Dollars ($100) per day for each such vehicle in order to partially compensate Landlord for the loss of percentage rent arising from the business lost to Tenant and to other tenants in the Development due to the lack of available parking space in the said parking facilities, and Landlord shall have the right to cause the vehicle to be towed to a location designated by Landlord and Tenant shall be obligated to reimburse Landlord for all towing charges. Similarly, Landlord shall have the right to cause any vehicle to be towed if the parking charges, if any, or the per diem charge or reimbursement due to Landlord hereunder, with respect to such vehicle have not been paid; with any such vehicle to be towed to a location designated by Landlord and with Tenant being obligated to pay all parking charges, fines and towing charges imposed by Landlord with respect to such vehicles. Tenant further agrees to hold harmless Landlord and defend Landlord, its agents and employees against any and all claims of the employee, agent and/or owner of the vehicle towed. Landlord shall have the further option of prohibiting Tenant and its employees and agents from parking their cars or other vehicles in the parking facilities, and the violation of such prohibition shall be subject to the same provisions as set forth above. Landlord may at any time close temporarily any common area to make repairs or changes, to prevent the acquisition of public rights in such area, to discourage non-customer parking, to use areas for attendant or valet parking, and may do such other acts in and to the common areas as in its judgment may be desirable to improve the convenience thereof. Tenant shall not provide, nor shall Tenant authorize any person or entity to provide, valet or attendant parking for Tenant's customers or others; Landlord shall have the exclusive right, but shall not be obligated, to provide valet or attendant parking at the entertainment and retail center.

         SECTION 8.3. TENANT'S PRO RATA SHARE OF EXPENSES. (a) Tenant agrees to pay to Landlord in the manner hereinafter provided, but not more often than once each calendar month, Tenant's proportionate share of: (1) all costs and expenses of every kind and nature paid or incurred by Landlord in operating, equipping, policing and protecting, lighting, heating, air conditioning, providing sanitation and sewer and other services, providing a music and public address system, insuring (including self-insurance and the payment of deductible amounts under insurance policies), repairing, replacing and maintaining (i) the common areas and (ii) all buildings and roofs within the Development and (iii) all other areas, facilities and buildings, including project offices, parking facilities, vertical transportation facilities, retention ponds (if applicable), and any and all facilities and improvements connecting the entertainment and retail center to off-site buildings or areas, which are used in connection with the maintenance and/or operation of, and whether located within or outside of, the entertainment and retail center (hereinafter collectively referred to as "project areas"); such costs and expenses shall include, but shall not be limited to, the full cost of: illumination and maintenance of entertainment and retail center signs, whether located on or off the entertainment and retail center; holiday and seasonal lighting, decorations and displays; refuse disposal, water, gas, sewage, electricity and other utilities (without limitation), including any and all usage, service, hook-up, connection, availability and/or standby fees or charges pertaining to same, and including all costs associated with the provision, maintenance and operation of any central telephone service for the entertainment and retail center; the operation, maintenance, repair and replacement of all or any part of the parking facilities; snow removal; maintenance, operation, repair and replacement of any and all roads (temporary or otherwise) servicing the entertainment and retail center, including, without limitation, any landscaping or other work related to such roads; maintenance and operation of any temporary or permanent utility, including a sewage disposal system, within or without the entertainment and retail center, built, operated and/or maintained for the specific purpose of servicing the entertainment and retail center, together with hook up or connection fees and service charges; compliance with laws, rules, regulations and orders of governmental authorities; maintenance for wooded areas, retention ponds, lakes and shoreline areas (if applicable); cleaning, lighting, striping and landscaping; curbs, gutters, sidewalks, drainage and irrigation ditches, conduits, pipes and canals located on or adjacent to the entertainment and retail center; premiums and all other costs with respect to liability, casualty, and property insurance, and compliance with insurance requirements; personal property taxes; licensing fees and taxes; audit fees and expenses; supplies; the cost and expense of supplying music to the entertainment and retail center; all costs and expenses of enforcing the rules and regulations established by Landlord for the Development and handling of claims or other matters arising from the operation of the entertainment and retail center; cost, lease payment or depreciation of any equipment, improvements or facilities used in the operation or maintenance of the common areas or project areas, including, without limitation, any imputed interest as may be applicable to costs paid or incurred by Landlord the full amount of which is not included under this Section 8.3 in the year so paid or incurred, and including any interest or other expense associated with any loans obtained by Landlord with respect to any cost or expense included or includable hereunder, including any portion of the long-term debt on the Development which has been incurred for such purposes; total compensation and benefits (including premiums for workers' compensation or any other insurance or other retirement or employee benefits, and including all costs incurred in providing such benefits) paid to or on behalf of employees involved in the performance of the work specified in this Section 8.3 or employees otherwise providing services to tenants or customers of the Development; and (2) an amount equal to fifteen percent (15%) of the total of all of the foregoing costs and expenses for the entertainment and retail center. The proportionate share to be paid by Tenant shall be that portion of the foregoing costs and expenses which the number of square feet of floor area in the leased premises bears to the total number of square feet of gross leased and occupied floor area of all buildings in the Development abutting on the mall. The gross leased and occupied floor area in effect for the whole of any lease year shall be the average of the gross leased and occupied floor area in effect on the first day of each calendar month in such lease year.

         (b) Tenant's proportionate share of such costs and expenses for each lease year shall be paid in monthly installments on the first day of each calendar month, in advance, in an amount estimated by Landlord from time to time. Subsequent to the end of each calendar or fiscal year (at Landlord's option), Landlord shall furnish Tenant with a statement of the actual amount of Tenant's proportionate share of such cost and expenses for such period. If the total amount paid by Tenant under this Section for any such year shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after the furnishing of each such statement, and if the total amount paid by Tenant hereunder for any such year shall exceed such actual amount due from Tenant for such year, such excess shall be credited against the next installment due from Tenant to Landlord under this Section. Landlord may estimate the annual budget and charge the estimated share to the Tenant on a monthly basis subject to revision by Landlord of the budget from time to time and final annual adjustment based upon actual expenses. Neither the provisions of this Section, nor any of the other requirements or restrictions imposed upon Tenant under this Lease, shall excuse Tenant from its obligation to comply with laws and ordinances and other governmental requirements as set forth in Section 7.2 hereof.

                                ARTICLE IX. SIGNS

         SECTION 9.1. SIGNS. Tenant shall affix a sign to the exterior surface of the storefront of the leased premises fronting on the mall and shall maintain said sign in good condition and repair during the entire term of this Lease. Said sign shall conform to the criteria for signs contained in Exhibit B, and the size, content, design and location thereof shall be subject to the prior written approval of Landlord. Except as hereinabove mentioned, Tenant shall not place or cause to be placed, erected or maintained on any exterior door, wall, window or the roof of the leased premises, or on the glass of any window or door of the leased premises, or on any sidewalk or other location outside the leased premises, or within any display window space in the leased premises, or within three (3) feet of the front of the storefront leaseline or opening, whether or not there is a display window space in the leased premises, or within any entrance to the leased premises, or otherwise visible from the mall, any sign (flashing, moving, hanging, handwritten, or otherwise), decal, placard, decoration, flashing, moving or hanging lights, lettering, or any other advertising matter of any kind or description. Moreover, Tenant is prohibited from utilizing any displays which are not part of the fixture plan approved in writing by Landlord for the leased premises. If Tenant places or causes to be placed or maintained any of the foregoing, the same may be removed by Landlord or Landlord's representative without notice and without such removal constituting a breach of this Lease or entitling Tenant to claim damages on account thereof. No symbol, design, name, mark or insignia adopted by Landlord for the Development shall be used without the prior written consent of Landlord. No illuminated sign located in the interior of the leased premises and which is visible from the outside thereof shall be permitted without the prior written approval of Landlord. All signs located in the interior of the leased premises shall be in good taste and professionally printed so as not to detract from the general appearance of the leased premises and the Development.

                             ARTICLE X. MAINTENANCE

         SECTION 10.1. LANDLORD'S OBLIGATIONS FOR MAINTENANCE. Landlord shall keep and maintain the exterior surfaces of the exterior walls of the building in which the leased premises are located (exclusive of doors, door frames, door checks, other entrances, windows and window frames which are not part of common areas, and storefronts) in good repair, except that Landlord shall not be called upon to make any such repairs occasioned by the act or negligence of Tenant, its agents, employees, invitees, licensees or contractors. Landlord shall not be called upon to make any other improvements or repairs of any kind upon the leased premises and appurtenances, except as may be required under Articles XVII and XVIII hereof, and nothing contained in this Section 10.1 shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs conferred elsewhere in this Lease.

         SECTION 10.2. TENANT'S OBLIGATIONS FOR MAINTENANCE. (a) Except as provided in Section 10.1 of this Lease, Tenant, at Tenant's expense, shall keep and maintain in high-quality appearance, in a condition at least equal to that which existed when Tenant initially opened the leased premises for business, and in good order, condition and repair as determined by Landlord (including replacement of parts and equipment, if necessary) the leased premises and every part thereof and any and all appurtenances thereto wherever located, including, but without limitation, the interior surfaces of the exterior walls, the roof membrane, the exterior and interior portion of all doors, door frames, door checks, other entrances, windows, window frames, plate glass, storefronts, all plumbing and sewage facilities within the leased premises, including free flow up to the main sewer line, fixtures, ventilation, heating and air conditioning and electrical systems (whether or not located in the leased premises), sprinkler systems, walls, floors and ceilings, and all other repairs, replacements, renewals and restorations, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, and all other work performed by or on behalf of Tenant pursuant to the exhibits attached hereto or Articles V and VI hereof or otherwise in accordance with the provisions of this Lease.

         (b) Tenant shall keep and maintain the leased premises in a clean, sanitary and safe condition in accordance with the laws of the State and in accordance with all directions, rules and regulations of the health officer, fire marshall, building inspector, or other proper officials of the governmental agencies having jurisdiction, and Tenant shall comply with all requirements of law, ordinances and otherwise, affecting the leased premises, all at the sole cost and expense of Tenant. At the time of the expiration or sooner termination of the tenancy created herein, Tenant shall surrender the leased premises in good order, condition and repair.

         (c) Tenant shall keep the leased premises and all other parts of the entertainment and retail center free from any and all liens arising out of any work performed, materials furnished or obligations incurred by or for Tenant, and agrees to bond against or discharge any such lien (including, without limitation, any construction, mechanic's or materialman's lien) within ten (10) days after written request therefor by Landlord. Tenant shall give Landlord at least fifteen (15) days' notice prior to commencing or causing to be commenced any work on the leased premises (whether prior or subsequent to the commencement of the lease term), so that Landlord shall have reasonable opportunity to file and post notices of non-responsibility for Tenant's work. In addition, prior to commencing or causing to be commenced any work on the leased premises, Tenant shall file a Notice of Commencement (or other similar instrument limiting lien rights related to Tenant's Work) as provided by applicable statutory provisions and shall deliver a copy of such Notice of Commencement (or similar instrument) to Landlord. Tenant shall reimburse Landlord for any and all costs and expenses which may be incurred by Landlord by reason of the filing of any such liens and/or the removal of same, such reimbursement to be made within ten (10) days after written notice from Landlord to Tenant setting forth the amount of such costs and expenses.

         (d) Tenant, at its own expense, shall install and maintain fire extinguishers, other fire protection devices as may be required from time to time by any agency having jurisdiction thereof. Should Landlord's insurance carrier require that Tenant's fire protection system be modified, Tenant shall make such modification at its sole expense within thirty (30) days after notice in writing by Landlord. Failure of Tenant to do so shall entitle Landlord to enter the leased premises and make such modification at the expense of Tenant.
Tenant shall pay all charges billed by Landlord within ten (10) days after invoice. Tenant shall also be liable for any additional insurance premiums assessed to Landlord relating to the leased premises.

         (e) (1) Tenant agrees to operate its heating and its ventilating and air conditioning system(s) serving the leased premises during regular Development business hours so as to maintain comfort conditions. Temperatures in the leased premises shall be compatible with temperatures in the mall. Tenant's installation of its heating and ventilating and air conditioning system shall be as set forth in Exhibit B, attached hereto and made a part hereof Tenant shall be fully obligated for its maintenance and repair. Tenant shall not drain heat or ventilation or air conditioning from the mall into the leased premises and Tenant shall at all times maintain adequate temperatures within the leased premises to prevent any such drainage; likewise, Tenant shall not discharge air from the leased premises into the mall or other interior areas. Landlord shall not be obligated to Tenant for any damages or cost or expense resulting, directly or indirectly, from any failure or malfunction of any air conditioning supply system or condenser water system serving the Development or any component parts of any such system.

                  (2) To the extent the leased premises shall be serviced by a central air conditioning or condenser water system, Tenant's obligation for connecting to, and all charges for, the central system, as well as Tenant's installation, operation and maintenance of its heating and ventilating and air conditioning portion of the system shall be as set forth in Exhibit B (and any separate exhibit relating to such central system) attached hereto and made a part hereof. Landlord shall not be obligated to Tenant for any damages or cost or expense resulting, directly or indirectly, from any failure or malfunction of the central air conditioning supply system (or central condenser water system, as applicable) or any component parts thereof. Tenants approved by Landlord for the installation of a separate heating, ventilating and air conditioning system, serving the leased premises, shall construct the same in accordance with Landlord's criteria. If Tenant shall install such a system, Tenant shall be fully obligated for its maintenance and repair.

         (f) Tenant expressly waives all rights to make repairs at the expense of Landlord as provided for in any statute or law in effect during the term of this Lease.

         (g) In the event that Tenant fails, refuses or neglects to commence and complete repairs promptly and adequately, to remove any lien, to pay any cost or expense, to reimburse Landlord, or otherwise to perform any act or fulfill any obligation required of Tenant pursuant to this Section 10.2, Landlord may, but shall not be required to, make or complete any such repairs, remove such lien (without inquiring into the validity thereof), pay such cost or perform such act or the like without prior notice to, but at the sole cost and expense of, Tenant, and Tenant shall reimburse Landlord for all costs and expenses of Landlord thereby incurred within ten (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such costs and expenses. The failure by Tenant so to make repairs, to remove any lien, to pay any such cost or expense, or to so reimburse Landlord (in the case of reimbursement, within such ten-day period) shall constitute a default by Tenant under this Lease and shall carry with it the same consequences as failure to pay any installment of rent. Landlord's rights and remedies pursuant to this subsection (g) shall be in addition to any and all other rights and remedies provided under this Lease or at law.

                       ARTICLE XI. INSURANCE AND INDEMNITY

         SECTION 11.1. TENANT'S INSURANCE. (a) Tenant, at its sole cost and expense, shall, at all times, commencing with the date upon which the leased premises shall be made available for Tenant's Work, procure, pay for and keep in full force and effect: (i) a commercial general liability policy (ISO form or equivalent), including insurance against assumed or contractual liability under this Lease with respect to the leased premises and the operations of Tenant and any subtenants of Tenant in, on or about the leased premises in which the limits with respect to personal liability and property damage shall be not less than Two Million Dollars ($2,000,000) per occurrence; (ii) all risk property insurance, including theft and, if applicable, boiler and machinery coverage, written at replacement cost value in an adequate amount to avoid coinsurance and a replacement cost endorsement insuring Tenant's merchandise, trade fixtures, furnishings, equipment and all items of personal property of Tenant and including property of Tenant's customers located or in the leased premises;
(iii) workers' compensation coverage as required by law; (iv) with respect to alterations, improvements and the like required or permitted to be made by Tenant hereunder, contingent liability and builder's risk insurance, in amounts satisfactory to Landlord; (v) product liability coverage, including, without limitation (if this Lease covers leased premises in which food and/or beverages are sold and/or consumed), liquor liability coverage (if applicable to Tenant's business) and coverage for liability arising out of the consumption of food and/or alcoholic beverages on or obtained at the leased premises, of not less than Two Million Dollars ($2,000,000) per occurrence for personal injury and death and property damage; (vi) the insurance required under Exhibit B; and
(vii) such insurance as may from time to time be required by city, county, state or federal laws, codes, regulations or authorities, together with such other insurance as is reasonably necessary or appropriate under the circumstances. The minimum limits of coverage as set forth in this paragraph may from time to time, at Landlord's option, be increased by nor more than ten percent (10%) per annum, on a cumulative basis, with such increase to occur not more often than once during each lease year during the term hereof. The deductibles under any of such insurance policies to be carried by Tenant shall not exceed Five Thousand Dollars ($5,000).

         (b) All policies of insurance required to be carried by Tenant pursuant to this Section 11.1 shall be written by responsible insurance companies authorized to do business in the State and acceptable to Landlord. Any such insurance required of Tenant hereunder may be furnished by Tenant under any blanker policy carried by it or under a separate policy therefor; provided, however, that: (1) any such blanket policy carried with respect to the insurance required under subparagraphs (i), (iv), (v), (vi) and (vii) of Section 11.1(a) shall contain a "per location" endorsement assuring that any aggregate limit under such blanker policy shall apply separately to the leased premises and that the insurer thereunder shall provide written notice to Landlord if the available portion of such aggregate is reduced to less than the minimum amounts required under Section 11.1(a) by either payment of claims or the establishment of reserves for claims (whereupon Tenant shall be obligated to take immediate steps to increase the amount of its insurance coverage in order to satisfy the minimum requirements set forth above), and (2) any such blanker policy carried with respect to the property insurance required under subparagraph (ii) of Section 11.1(a) shall contain an "agreed value" endorsement with respect to all of the items of property identified in such subparagraph. A copy of each paid-up policy evidencing such insurance (appropriately authenticated by the insurer) or a certificate of the insurer, certifying that such policy has been issued, providing the coverage required by this Section and containing provisions specified herein, shall be delivered to Landlord prior to the commencement of the term of this Lease and, upon renewals, not less than thirty (30) days prior to the expiration of such coverage. Landlord may, at any time, and from time to time, inspect and/or copy any and all insurance policies required to be procured by Tenant hereunder.

         (c) Each policy evidencing insurance required to be carried by Tenant pursuant to this Section 11.1 shall provide coverage on an occurrence basis (and not on a "claims-made" basis) and shall contain the following provisions and/or clauses: (i) a cross-liability clause; (ii) a provision that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance; (iii) a provision including Landlord, the beneficial ownership entity of the Development (if any), the managing agent of the Development and any other parties in interest designated by Landlord or such beneficial ownership entity (if any), as additional insureds (except with respect to workers' compensation insurance);
(iv) a waiver by the insurer of any right of subrogation against Landlord, the underlying lessor, if any, and their respective agents, employees and representatives which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Landlord, its agents, employees or representatives; (v) a severability clause; (vi) a provision that the insurer will not cancel, materially change or fail to renew the coverage provided by such policy without first giving Landlord and the underlying lessor, if any, thirty (30) days' prior written notice; and (vii) a provision (to the extent available) that no act or omission of Landlord shall affect or limit the obligation of the insurer to pay the amount of any loss sustained.

         (d) In the event that Tenant fails to procure, maintain and/or pay for, at the times and for the durations specified in this Section 11.1, any insurance required by this Section, or fails to carry insurance required by law or governmental regulation, Landlord may (but without obligation to do so) at any time or from time to time, and without notice, procure such insurance and pay the premiums therefor, in which event Tenant shall repay to Landlord all sums so paid by Landlord together with interest thereon as provided elsewhere herein and any costs or expenses incurred by Landlord in connection therewith, within ten (10) days following Landlord's written demand to Tenant for such payment.

         (e) Tenant shall not carry any stock of goods or do anything in or about the leased premises which will in any way tend to increase the insurance rates on the Development, the entertainment and retail center, the leased premises and/or the building of which they are a part and/or the contents thereof. If Tenant installs any electrical equipment that overloads the lines in the leased premises, Tenant shall at its own expense make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction.

         SECTION 11.2. LANDLORD'S INSURANCE. (a) Landlord agrees, during the term hereof, to provide, to the extent the same is available from Landlord's insurance carrier, in amounts and coverages determined by Landlord, with or without deductibles, insurance coverage against such risks as are from time to time included in a standard extended coverage endorsement, insuring the improvements to the leased premises provided by Tenant pursuant to this Lease (exclusive of Tenant's merchandise, trade fixtures, furnishings, equipment, plate glass, signs and personal property of Tenant). Landlord may also carry at its option special extended coverage endorsements and other special insurance coverage (including, without limitation, earthquake coverage). Tenant shall submit to Landlord an itemized statement setting forth the cost of such improvements promptly after completion thereof and Tenant shall provide to Landlord, within thirty (30) days after the end of each lease year of the term hereof, a written appraisal of the then current replacement value of the leasehold improvements to the leased premises, which appraisal shall be certified by an independent insurance appraiser. In the event Tenant fails to provide such itemized statement or any such appraisal, Landlord shall have the right to estimate the value of said improvements, which estimate shall be binding upon Tenant. Tenant agrees to pay Landlord for the total cost of so insuring such improvements, including, without limitation, the payment of all applicable deductible amounts, such payments (other than deductible amounts) to be made in equal monthly installments on the first day of each calendar month, in advance, in an amount estimated by Landlord; provided, however, that Landlord may elect to bill Tenant for such costs on a basis less frequent than monthly. Deductible amounts shall be paid by Tenant upon notice from Landlord. Subsequent to the receipt by Landlord of an invoice for such insurance premium, Landlord shall furnish Tenant with a written statement setting forth such cost. If the total amount paid by Tenant under this Section for any calendar, lease or fiscal year (at Landlord's option) shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within thirty (30) days after the furnishing of each such statement, and if the total amount paid by Tenant hereunder for any such calendar year shall exceed such actual amount due from Tenant for such calendar year, such excess shall be credited against the next installment due from Tenant to Landlord under this
Section 11.2.

          (b) Landlord agrees, during the term hereof, to carry rent interruption insurance, which insurance may be carried in amounts equal to Tenant's total minimum rent obligation for twelve (12) full months (or such other period as Landlord may elect) under this Lease plus the total of the estimated costs to Tenant of taxes, assessments, insurance premiums and common area maintenance costs for such twelve (12) month period (or such other period as Landlord may elect.) Tenant agrees from time to time, to reimburse Landlord for the total cost of such insurance, such reimbursement to be made within ten
(10) days after receipt of a written statement from Landlord setting forth such cost.

         (c) Any insurance required of Landlord hereunder may be furnished by or for Landlord under any blanket policy carried by or for Landlord or under a separate policy therefor. The cost of the foregoing insurance under this Section 11.2 is a part of the cost of the property insurance which may be included in the costs and expenses set forth in Section 8.3 hereof. To the extent that the foregoing insurance costs shall be so included under Section 8.3 and Tenant shall pay its proportionate share of costs and expenses pursuant to said Section 8.3, such insurance costs shall not be separately charged to Tenant under this Section 11.2.

         SECTION 11.3. COVENANT TO HOLD HARMLESS. Tenant covenants to indemnify Landlord, the underlying lessor, if any, and their respective officers, directors, stockholders, beneficiaries, partners, representatives, agents and employees, and save them harmless (except for loss or damage resulting solely from the negligence of Landlord and not required to be insured against by Tenant pursuant to this Article XI) from and against any and all claims, actions, damages, liability, cost and expense, including attorneys' fees, in connection with all losses, including loss of life, personal injury and/or damage to property, arising from or out of any occurrence in, upon or at the leased premises or the occupancy or use by Tenant of the leased premises or any part thereof, or arising from or out of Tenant's failure to comply with any provision of this Lease or occasioned wholly or in part by any act or omission of Tenant, its concessionaires, agents, contractors, suppliers, employees, servants, customers or licensees. For the purpose of this
Section 11.3, the leased premises shall include the service areas adjoining the same and the loading platform area allocated to the use of Tenant and the parking facilities servicing the Development. In case Landlord or any other party so indemnified shall, without fault, be made a party to any litigation commenced by or against Tenant, or if Landlord or any such party shall, in its sole discretion, determine that it must intervene in such litigation to protect its interest hereunder, including, without limitation, the incurring of costs, expenses, and attorneys' fees in connection with relief of Tenant ordered pursuant to the Bankruptcy Code (11 USC ss. 101 et seq.), then Tenant shall protect and hold them harmless by attorneys satisfactory to Landlord and shall pay all costs, expenses and reasonable attorneys' fees incurred or paid by such party in connection with such litigation. Landlord shall have the right to engage its own attorneys in connection with any of the provisions of this
Section 11.3 or any other provision of this Lease, including, without limitation, any defense of Landlord or intervention by Landlord, notwithstanding any contrary provisions or court decisions of the State. The foregoing provisions of this Section shall survive the expiration or earlier termination of the term of this Lease.

                          ARTICLE XII. UTILITY CHARGES

         SECTION 12.1. UTILITY CHARGES. (a) Tenant shall be solely responsible for and shall promptly pay all necessary fees, deposits and charges, including use and/or connection fees, hook-up fees, standby fees, and/or penalties for discontinued or interrupted service, and the like, for water, gas, heat, electricity, centrally conditioned cold air supply, sewer and sanitation, solid waste disposal and any other service or utility used in or upon or furnished to the leased premises, irrespective of whether Landlord has paid for these services in advance, or otherwise. Landlord, at its sole option, may elect to furnish any or all of the above services on a "rent inclusion basis" without separate charge therefor to Tenant, by metering or otherwise, such charge to be included in the minimum rent payable hereunder, in which event the minimum rent specified in Section 2.1 shall be increased to reflect the value of such service(s) as provided in paragraph (h) below. Alternatively, Landlord, at its sole option, may provide for any or all of such services on a separate-charge basis, and in such event Tenant shall purchase such service(s) from Landlord, and within ten (10) days after Landlord bills Tenant for any such service Tenant shall pay Landlord such rates, charges and fees, upon terms and conditions as Landlord may establish; provided that, if the rates, charges or fees for any such service are regulated by a public agency, the rates, charges and/or fees to Tenant shall be computed using the maximum rate schedules which would be applicable if Tenant were at the time a direct customer of the applicable public utility corporation. If the cost of any such service for any month has not been made known to Landlord at the time of billing, Landlord shall have the right to estimate the amount thereof, and to base its billing to Tenant upon said estimated amount, and Landlord may adjust such billing when the actual amount is made known to Landlord. Landlord shall also have the right to periodically estimate the monthly amount required to be paid by Tenant to Landlord with respect to any or all of such services provided by Landlord and such estimated monthly amount or amounts shall be paid by Tenant on the first day of each calendar month, in advance, at the place and in the manner specified for payments of minimum rent hereunder. Landlord shall have the right to change such estimated amount or amounts at any time and from time to time, by notice to Tenant. If the total of the estimated monthly payments made by Tenant for any lease year or calendar year shall be less than the actual amount due from Tenant pursuant to the provisions of this Section, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due within ten (10) days after submission to Tenant of Landlord's statement and invoice therefor; and if the total of the estimated payments made by Tenant for any such year shall exceed the actual amount due from Tenant, the excess amount paid shall be credited against the next payment due from Tenant to Landlord under this Section. Landlord, at its sole option, may require Tenant to install separate, appropriate meters for measuring Tenant's consumption of water, electricity or the like, and may require Tenant to remove any or all such meters upon Landlord's discontinuing the service in question to Tenant. The failure by Tenant to pay when due any amount payable to Landlord under this Section 12.1 shall carry with it the same consequences as failure to pay any installment of rent when due. Notwithstanding the foregoing, if a separate exhibit describing applicable rates for a utility service is attached to this Lease, Tenant shall pay for such service pursuant to such exhibit.

         (c) Any furnishing by Landlord of electric current to the leased premises shall be limited to the extent of the capacity of Landlord's existing feeders, switches, risers, wiring installations and other electrical system serving the leased premises (the "electric distribution system"). Tenant agrees that Tenant's use of electrical current will at no time exceed the capacity of the electric distribution system, and that Tenant will not make any alteration or addition to the electric distribution system without Landlord's prior written consent in each instance.

                                                 SEE ATTACHED RIDERS FOR INSERTS

         (d) In the event that, at any time during the term of this Lease, Tenant desires to connect or install any additional electric fixtures, equipment or appliances to the electric distribution system and such fixtures, equipment or appliances require additional electric current which, in combination with Tenant's existing electrical requirements exceeds the capacity of the electric distribution system, then, provided that Landlord shall have consented in writing to such connections or installations, Landlord, upon the written request of Tenant and at the sole cost and expense of Tenant, will install any additional rider or risers (and all other equipment necessary and proper in connection therewith) to supply Tenant's electric requirements, but only if such riser or risers (and such other equipment) are necessary to supply Tenant with the electric current required by it and will not cause permanent damage or injury to the leased premises or the entertainment and retail center of which the leased premises form a part or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, expense or interference with or disturbance of other tenants or occupants of the entertainment and retail center. Notwithstanding any provisions contained in this Section 12.1, Landlord shall not be obligated to provide any new utility services or increased utility capacities to the leased premises to the extent that the leased premises shall have been previously occupied by another tenant, and, if the leased premises have not been previously occupied, Landlord shall not be obligated to provide any utility services or utility capacities other than as specifically set forth in Exhibit B. Tenant shall promptly advise Landlord of any increase in Tenant's connected load to the electric distribution system. Any additional utility services or any increase in utility capacities beyond that in existence if the leased premises shall have been previously occupied (or beyond the specifications set forth in Exhibit B if the leased premises have not been previously occupied) shall be subject to the prior written approval of Landlord, and such additional services or capacities shall be provided at the sole cost and expense of Tenant.

         (e) Tenant agrees further to provide and install, at Tenant's sole cost and expense, all lamps, tubes, bulbs, starters, ballasts, transformers and the like items used or required in the leased premises.

         (f) At any time during the term hereof, Landlord may, upon the thirty (3) days' prior written notice to Tenant, discontinue furnishing electric current (or such other utility being furnished by Landlord) to the leased premises without thereby affecting this Lease in any manner or otherwise incurring any liability to Tenant, except that the minimum rent reserved herein shall be reduced by the amount then being paid by Tenant on account of Landlord's service of electricity (or such other utility) to the leased premises, determined as provided above (as the same may have been adjusted from time ho time pursuant to other provisions of this Article), and Landlord shall no longer be obligated to furnish electric current (or such other utility) to the leased premises. If Landlord shall give Tenant notice of intention to cease furnishing electric current (or other utility) to the leased premises, Tenant may contract for and receive such electric current (or such other utility) directly from the public utility corporation then serving the Development, and if Tenant does so, Landlord shall permit Tenant, at Tenant's sole cost, to use Landlord's risers, wiring and electric installations (or other utility conduits, as applicable) then serving the leased premises for such purpose to the extent that the same are available, suitable and may be safely so used consistent with concurrent and anticipated future use by Landlord and other tenants.

         (g) If at any time after the date hereof, the electrical energy rates (or other utility rates) as filed by the public utility corporation then serving the Development shall be reduced or increased, or any tax shall be imposed thereon (or subsequently increased or decreased), then the minimum rent reserved herein shall be equitably adjusted as of the first day of the month next following the effective date of such rate change to reflect the resulting reduction or increase in the value of Landlord's service of providing Tenant with electric current (or other utility service) on a rent inclusion basis, but in no event shall the minimum rent be reduced below the amount stated in Article II hereof.

         (h)Notwithstanding any other provisions of this Lease, the value of, or (as applicable) the rate for, each utility furnished by Landlord, which utility shall be subject to regulation by a public agency, shall be computed for the purposes of this Lease in accordance with the maximum rate schedules which would be applicable if Tenant were at the time a direct customer of the applicable public utility company serving the Development (subject to any separate rate schedules for utility services as may be included in the exhibits to this Lease). The value of, or (as applicable) the rate for, any nonregulated utility service provided by Landlord shall be computed at the prevailing rates which would be paid by Tenant for direct comparable service from contractors in the local area, except to the extent that specific rates are otherwise set forth in this Lease. The public utility corporation referred to in this Section 12.1 shall be the utility company named in Exhibit B attached hereto (if any), or the successor to such company or such other company designated by Landlord.

         (i) Landlord shall not be liable to Tenant for any loss, damage or expense which Tenant may sustain if the quality or character of utilities used upon or furnished to the leased premises are no longer available or suitable for Tenant's requirements, or if said utilities are interrupted as a result of actions by the public utility companies or any other cause and no such change, interruption, or cessation of service shall constitute an eviction of Tenant.

             (j) Any obligation of Landlord to furnish light, heat, conditioned air, or power or any utility service shall be conditioned upon the availability of adequate energy sources. Landlord shall have the right to reduce heat, lighting, air conditioning or other utility services within the entertainment and retail center, including without limitation, the leased premises and the common areas, as required by any mandatory or voluntary fuel or energy saving allocation, or any similar statute, regulation, order or program without such action diminishing Tenant's obligations hereunder.

         ARTICLE XIII. ESTOPPEL STATEMENT, ATTORNMENT AND SUBORDINATION

         SECTION 13.1. ESTOPPEL STATEMENT. Tenant shall, without charge, at any time and from time to time, within ten (10) days after receipt by Tenant of written request therefor from Landlord or from any mortgagee under any mortgage or any beneficiary under any deed of trust on the real property on which the building containing the leased premises is located or of which the leased premises are a part, deliver, in recordable form, a duly executed and acknowledged certificate or statement to the party requesting said certificate or statement or to any other person, firm or corporation designated by Landlord, certifying: (a) that this Lease is unmodified and in full force and effect, or, if there has been any modification, that the same is in full force and effect as modified, and stating any such modification; (b) the date of commencement of the term of this Lease; (c) that rent is paid currently without any off-set or defense thereto; (d) the dates to which the rent and other charges payable hereunder by Tenant have been paid, and the amount of rent and other charges, if any, paid in advance; (e) whether or not there is then existing any claim of Landlord's default hereunder and, if so, specifying the nature thereof, and (f) any other matters relating to the status of such Lease as shall be requested by Landlord or any such mortgagee or beneficiary from time to time; provided that, in fact, such facts are accurate and ascertainable. Any such certificate or statement by Tenant may, at the election of the requesting party, include Tenant's undertaking not to pay rents or other charges for more than a specified period in advance of the due dates therefor set forth herein.

         SECTION 13.2. ATTORNMENT. In the event any proceedings are brought for the foreclosure of, or in the event of the conveyance by deed in lieu of foreclosure of, or in the event of exercise of the power of sale under, any mortgage and/or deed of trust made by Landlord covering the leased premises, or in the event Landlord sells, conveys or otherwise transfers its interest in the Development or any portion thereof containing the leased premises, this Lease shall remain in full force and effect and Tenant hereby attorns to, and covenants and agrees to execute an instrument in writing reasonably satisfactory to the new owner whereby Tenant attorns to such successor in interest and recognizes such successor as the Landlord under this Lease. Payment by or performance of this Lease by any person, firm or corporation claiming an interest in this Lease or the leased premises by, through or under Tenant without Landlord's consent in writing shall not constitute an attornment or create any interest in this Lease or the leased premises.

         SECTION 13.3. SUBORDINATION. Tenant agrees that this Lease shall, at the request of Lar4rd, be subordinate to any underlying lease and to any mortgages or deeds of trust that are now, or may hereafter be, placed upon the leased premises and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, provided that the lessor under any such underlying lease or the mortgagees or beneficiaries named in said mortgages or trust deeds shall agree to recognize the interest of Tenant under this Lease in the event of foreclosure, if Tenant is not then in default. Tenant also agrees that any underlying lessor or mortgagee or beneficiary may elect to have this Lease constitute a prior lien to its underlying lease or mortgage or deed of trust, and in the event of such election and upon notification by such underlying lessor or such mortgagee or beneficiary to Tenant to that effect, this Lease shall be deemed prior in lien to such underlying lease or mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said underlying lease or mortgage or deed of trust. Tenant agrees that upon the request of Landlord, or any mortgagee or beneficiary, Tenant shall execute whatever instruments may be required by Landlord or by any mortgagee or beneficiary to carry out the intent of this Section.

         SECTION 13.4. REMEDIES. Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the foregoing provisions of this Article, within ten (10) days after written request so to do by Landlord, shall constitute a breach of this Lease. In the event of such failure, Tenant hereby irrevocably appoints Landlord as attorney-in-fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such statements or instruments, which appointment shall be in addition to any other rights or remedies available to Landlord.

                     ARTICLE XIV. ASSIGNMENT AND SUBLETTING

         SECTION 14.1. NO ASSIGNMENT OR SUBLETTING. Notwithstanding any provision herein to the contrary or reference herein to concessionaires or subtenants or otherwise, Tenant agrees not to assign or in any manner transfer this Lease or any estate or interest therein, and not to lease or sublet the leased premises or any part or parts thereof or any right or privilege appurtenant thereto, and not to allow anyone to conduct business at, upon or from the leased premises (whether as concessionaire, franchisee, licensee, permittee, subtenant, department operator or otherwise), or to come in, by, through or under it, in all cases either by voluntary or involuntary act of Tenant or by operation of law or otherwise. Without limiting any of the other provisions contained in this Section 14.1, the restrictions of this Section shall apply to any merger, consolidation or other reorganization of Tenant or of Tenant's Guarantor or of any corporate entity which directly or indirectly controls Tenant, and any such merger, consolidation or other reorganization shall be deemed to be an assignment of this Lease within the meaning of this
Section 14.1. The sale, issuance or transfer of any voting capital stock of Tenant or Tenant's Guarantor or any voting capital stock of any corporate entity which directly or indirectly controls Tenant (if any one of such entities, Tenant or Tenant's Guarantor or any such controlling corporate entity, is a corporation the stock of which is not traded on the New York Stock Exchange or the American Stock Exchange), or any interests in any noncorporate entity which directly or indirectly controls Tenant or Tenant's Guarantor which results in a change in the direct or indirect voting control (or a change in the identity of any person, persons, entity or entities with the power to vote or control at least fifty percent (50%) of the voting shares of any class of stock) of Tenant, or Tenant's Guarantor, or any corporate or noncorporate entity which directly or indirectly controls Tenant or Tenant's Guarantor shall be deemed to be an assignment of this Lease within the meaning of this Section 14.1 If Tenant is a partnership, trust or an unincorporated association, then the sale, issuance or transfer of a controlling interest therein, or the transfer of a majority interest in or a change in the voting control of any partnership, trust, unincorporated association, or corporation which directly or indirectly controls Tenant, or the transfer of any portion of any general partnership or managing interest in Tenant or in any such entity, or any change or conversion of Tenant or of any such entity to a limited liability company, a limited liability partnership, or any other entity which possesses the characteristics of limited liability, shall be deemed to be a prohibited assignment of this Lease within the meaning of this Section 14.1. Any such prohibited act by Tenant or Tenant's Guarantor (or any attempt at same), either voluntarily or involuntarily or by operation of law or otherwise, shall, at Landlord's option, terminate this Lease without relieving Tenant of any of its obligations hereunder for the balance of the stated term, and any such act shall be null and void. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or the termination thereof by Landlord pursuant to any provision contained herein, shall not work a merger and shall, at the option of Landlord, terminate all or any existing franchises, concessions, licenses, permits, subleases, subtenancies, departmental operating arrangements or the like, or may, at the option of Landlord, operate as an assignment to Landlord of the same. Nothing contained elsewhere in this Lease shall authorize Tenant to enter into any franchise, concession, license, permit, subtenancy, departmental operating arrangement or the like, except pursuant to the provisions of this Section. Landlord has entered into this Lease with Tenant in order to obtain for the benefit of the entire entertainment and retail center the unique attraction of Tenant's trade name set forth in Section 16.1 and the unique merchandising mix and product line associated with Tenant's business as described in Section 7.1, and Landlord has specifically relied on the identity and special skill of the Tenant in its ability to conduct the specific business identified in Section 7.1, and the foregoing prohibition on assignment or subletting or the like is expressly agreed to by Tenant as an inducement to Landlord to lease to Tenant. Tenant hereby acknowledges that the foregoing provisions of this Section 14.1 constitute a freely negotiated restraint on alienation. Without limiting any of the foregoing provisions, neither Tenant nor any other person having an interest in the possession, use, occupancy or utilization of the leased premises shall enter into any lease, sublease, license, concession or other agreement for use, occupancy or utilization of space in the leased premises which provides for rent or other payment for such use, occupancy or utilization based in whole or in part on the net income or profits derived by any person from the property leased, used, occupied or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy or utilization of any part of the leased premises.

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
                                ARTICLE XV. WASTE

         SECTION 15.1. WASTE OR NUISANCE. Tenant shall not commit or suffer to be committed any waste upon the leased premises and shall not place a load upon any floor of the leased premises which exceeds the floor load per square foot which such floor was designed to carry. Tenant shall not commit or suffer to be committed any nuisance or other act or thing which may disturb the quiet enjoyment of any other occupant or tenant of the entertainment and retail center. Tenant agrees that business machines and mechanical equipment used by Tenant which cause vibration or noise that may be transmitted to the building or buildings comprising the entertainment and retail center or to the leased premises, to such a degree as to be reasonably objectionable to Landlord or to any occupant, shall be placed and maintained by Tenant at its expense in settings of cork, rubber or spring-type vibration isolators sufficient to eliminate such vibrations or noise. Tenant shall take such action as Landlord reasonably deems necessary to prevent or terminate any such nuisance or waste arising out of Tenant's business, including, without limitation, any nuisance created by employees, agents, contractors, invitees or licensees of Tenant.

                   ARTICLE XVI. TRADE NAME, PROMOTIONAL CHARGE

         SECTION 16.1. TRADE NAME. Tenant agrees (a) to operate its business in the leased premises under the name specifically set forth in the attached Data Sheet; (b) not to change the advertised name or character of the business operated in the leased premises; and (c) to refer to the Development by the name set forth in Section 1.1 for the entertainment and retail center in designating the location of the leased premises in all advertising and in all other references to the location of the leased premises. Landlord shall have the right to include Tenant's trade name in any public relations, promotional or advertising materials or information. By its execution of this Lease, Tenant authorizes Landlord to utilize Tenant's trade name in the foregoing manner.

         SECTION 16.2. SOLICITATION OF BUSINESS. Tenant and Tenant's employees and/or agents shall not solicit business in the parking areas or other common areas, or any part of the entertainment and retail center other than the leased premises, nor shall Tenant distribute any handbills or other advertising matter in the parking area, other common areas, or any part of the entertainment and retail center other than in the leased premises. Tenant shall not give samples or approach customers outside the leased premises for purposes of soliciting sales. Moreover, and generally, Tenant shall not give away any promotional items which could create a nuisance or required Landlord to incur additional common area expenses.

         SECTION 16.2. PROMOTIONAL CHARGE. (a) Landlord shall provide or cause to be provided a program of advertising or promotional events which, in Landlord's sole judgment, will serve to promote the entertainment and retail center. Landlord shall not be obligated to expend more than is actually collected. Any promotional services and personnel so provided shall be under the exclusive control and supervision of Landlord, who shall have the sole authority to employ and discharge personnel and to establish a budget. Tenant agrees to pay to

Landlord, as Tenant's share of the cost of said advertising and promotional program, an annual promotional charge which originally shall equal the amount as shown in the Data Sheet for this Lease, which annual promotional charge shall, at Landlord's option, be payable by Tenant in equal monthly installments at the time and in the manner set forth for rent payments in this Lease. However, such annual promotional charge payable by Tenant will be adjusted commencing January 1st immediately succeeding the commencement date of the term of this Lease and annually thereafter, by a percentage equal to the percentage increase from the base period of the Index (as defined in Section 27.20) to the respective January 1st or the closest month thereto that the Index is published (but in no event shall Tenant pay less than the original promotional charge as specified above). The term "base period" shall refer to the month of adjustment in such annual promotional charge closest to and prior to the date of commencement of the term of this Lease (i.e., the most recent month prior to the commencement date during which such promotional charge has been adjusted), or the date of the opening of the Development, whichever of such dates shall be the later to occur. In addition to this cost of living adjustment, such annual promotional charge may be increased from time to time by Landlord to the extent required by increases in the costs of promotional, public relations or advertising services provided pursuant to this Section (including, without limitation, changes in costs arising from variations in the type, nature or extent of such services). Tenant also agrees to pay to Landlord, within ten (10) days after demand therefor, an initial promotional charge in the amount set forth in the Data Sheet in addition to the foregoing promotional charges.

         (b) All recurring payments, charges, dues and assessments (other than the initial assessment) payable under this Section 16.3 shall be due in monthly installments on the first day of each month during the term of this Lease, and all such items, and the initial assessment, shall be paid without deduction or offset. Failure by Tenant to pay all amounts when due shall carry with it the same consequences under Article XIX hereof as Tenant's failure to pay rent.

                  ARTICLE XVII. DESTRUCTION OF LEASED PREMISES

         SECTION 17.1. RECONSTRUCTION OF DAMAGED PREMISES. In the event the leased premises shall be partially or totally destroyed by fire or other casualty insured under the insurance carried by Landlord pursuant to Section
11.2 of this Lease so as to become partially or totally untenantable, then the damage to the leased premises shall be promptly repaired (unless Landlord shall elect not to rebuild as hereinafter provided), and the minimum rent and (to the extent covered by the insurance carried by Landlord under Section 11.2(b)) other charges payable by Tenant to Landlord (to the extent that such charges are based upon the square foot area of the leased premises) shall be abated in proportion to the floor area of the leased premises rendered untenantable, and the Breakpoint above which percentage rent is computed and payable shall likewise be proportionately reduced. Payment of full rent and all other charges so abated shall commence and Tenant shall be obligated to reopen for business on the thirtieth (30th) day following the date that Landlord advises Tenant that the premises are tenantable, unless Tenant opens at an earlier time in the damaged area or remains open in such area following destruction or damage, in which event there shall be no abatement or any such abatement shall terminate as of the date of Tenant's earlier reopening. If Landlord shall elect to cause Tenant to make the necessary repairs to the leased premises, as provided below, payment of full rent and all other charges so abated shall commence and Tenant shall be obligated to reopen for business on the sixtieth (60th) day following the date that Landlord advises Tenant of Landlord's election for Tenant to perform such work. Landlord shall be obligated to cause such repairs to be made unless Landlord, at its sole option, elects to cause Tenant to make such repairs, in which event Tenant shall promptly complete the same and Landlord will make available to Tenant for the sole purpose of reconstruction of Tenant's improvements such portion of any insurance proceeds received by Landlord from its insurance carrier, under a policy carried pursuant to Section 11.2 of this Lease, allocated to the leased premises by Landlord. In the event of any such reconstruction by Tenant, an architect duly registered in the State shall be selected by Landlord and shall direct the payment of such insurance proceeds. Such insurance proceeds shall be payable to Tenant only upon receipt by Landlord of certificates of said architect stating that the payments specified therein are properly payable for the purpose of reimbursing Tenant for expenditures actually made by Tenant in connection with such work. At the election of Landlord or Landlord's mortgagee, direct payments may be made to material suppliers and laborers upon written certification by said architect that such payments are due and payable. Any such insurance proceeds in excess of Tenant's actual expenditures in restoring the damage or destruction shall belong to Landlord. In making repairs, restoration or reconstruction, Tenant, at its expense, shall comply with all laws, ordinances, and governmental rules or regulations, and shall perform all work or cause such work to be performed with due diligence and in a first-class manner. All permits required in connection with said repairs, restoration and reconstruction shall be obtained by Tenant at Tenant's sole cost and expense. Any amount expended by Tenant in excess of such insurance proceeds received by Landlord and made available to Tenant shall be the sole obligation of Tenant. In the event of reconstruction or repair by Landlord, any amount expended by Landlord in repairing the leased premises in excess of the proceeds of insurance received by Landlord pursuant to Section
11.2 of this Lease allocated to the leased premises shall be repayable by Tenant to Landlord within ten (10) days after receipt by Tenant from Landlord of a statement setting forth the amount of such excess. The party required hereunder to repair the damage to the leased premises shall reconstruct such 1eased premises in accordance with the working drawings originally approved by Landlord or with (at Landlord's sole election) new drawings prepared by Tenant and acceptable to Landlord and Tenant. In no event shall Landlord be required to repair or replace Tenant's merchandise, trade fixtures, furnishings or equipment. If (i) more than thirty-five percent (35%) of the floor area of the building in which the leased premises are located or of the Development shall be damaged or destroyed by fire or other casualty, or (ii) during the last three
(3) years of the term hereof more than twenty-five percent (25%) of the floor area of the leased premises or of the building in which the leased premises are located or of the Development shall be damaged or destroyed by fire or other casualty, or (iii) all or any pan of the Development or said building or the leased premises are damaged or destroyed at any time by the occurrence of any risk not insured under the insurance carried by Landlord pursuant to Sections
8.3 or 11.2(a), then Landlord, at its sole option, may terminate this Lease by giving written notice to Tenant of Landlord's election so to terminate, such notice to be given within ninety (90) days after the occurrence of such damage or destruction. If Landlord repairs or rebuilds, or requires Tenant to repair or rebuild the leased premises as herein provided, Tenant, at Tenant's sole cost, shall repair or replace Tenant's merchandise, trade fixtures, furnishings and equipment in a manner and to at least a condition equal to that prior to the damage or destruction thereof.

                                                 SEE ATTACHED RIDERS FOR INSERTS
                                       32

         SECTION 17.2. WAIVER OF SUBROGATION. Each party hereto does hereby waive, remise, release and discharge the other party hereto and any officer, director, shareholder, beneficiary, partner, agent, employee or representative of such other party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance containing a waiver of subrogation is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such insurance.

                          ARTICLE XVIII. EMINENT DOMAIN

         SECTION 18.1. TOTAL CONDEMNATION OF LEASED PREMISES. If the whole of the leased premises shall be taken by any public authority under the power of eminent domain or sold to public authority under threat or in lieu of such a taking, then the term of this Lease shall cease as of the day possession shall be taken by such public authority, and the rent shall be paid up to that day with a proportionate refund by Landlord of such rent and other charges as may have been paid in advance for a period subsequent to the date of the taking.

         SECTION 18.2. PARTIAL CONDEMNATION. (a)(i) If less than the whole but more than twenty percent (20%) of the leased premises or more than fifty percent (50%) of the common areas shall be so taken under eminent domain, or sold to public authority under threat or in lieu of such a taking, Tenant shall have the right either to terminate this Lease and declare the same null and void as of the day possession is taken by public authority, or, subject to Landlord's right of termination as set forth in Section 18.2(b) of this Article, to continue in the possession of the remainder of the leased premises, upon notifying Landlord in writing within ten (10) days after such taking of Tenant's intention. In the event Tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that, as of the day possession of such percentage of the leased premises is taken by public authority, the minimum rent and other charges payable by Tenant to Landlord (to the extent that such charges are based upon the square foot area of the leased premises) shall be reduced in proportion to the floor area of the leased premises taken and the Breakpoint above which percentage rent is computed and payable shall likewise be proportionately reduced; thereafter, Landlord shall, at its own cost and expense, make all necessary repairs or alterations to the basic building, so as to constitute the remaining leased premises a complete architectural unit, and Tenant, at Tenant's sole cost, shall similarly act with respect to Tenant's improvements, trade fixtures, furnishings and equipment.

         (ii) If twenty percent (20%) or less of the leased premises shall be so taken, the lease term shall cease only on the part so taken, as of the day possession shall be taken by such public authority, and Tenant shall pay rent and other charges up to that day, with appropriate credit by Landlord (toward the next installment of such rent or charges due from Tenant) of such rent or charges as may have been paid in advance for a period subsequent to the date of the taking; thereafter, the minimum rent and other charges payable to Landlord (to the extent that such charges are based upon the square foot area of the leased premises) shall be reduced in proportion to the amount of the leased premises taken and the Breakpoint above which percentage rent is computed and payable shall likewise be proportionately reduced. Landlord shall, at its expense, make all necessary repairs or alterations to the basic building, so as to constitute the remaining leased premises a complete architectural unit, and Tenant, at Tenant's sole cost, shall similarly act with respect to Tenant's improvements, trade fixtures, furnishings and equipment.

         (b) If more than fifty percent (50%) of the building in which the leased premises are located, or more than fifty percent (50%) of the leased premises, or more than fifty percent (50%) of the Development or of the common areas, shall be taken under power of eminent domain, or sold to public authority under the threat or in lieu of such a taking, Landlord may, by written notice to Tenant delivered on or before the tenth (10th) day following the date of surrendering possession to the public authority, terminate this Lease as of the day possession is taken by public authority. The rent and other charges shall be paid up to the day possession is taken by public authority, with an appropriate refund by Landlord of such rent as may have been paid in advance for a period subsequent to that date.

         SECTION 18.3. LANDLORD'S AND TENANT'S DAMAGES. All damages awarded for such taking under the power of eminent domain or sale under threat or in lieu of such a taking, whether for the whole or a part of the leased premises, shall belong to and be the property of Landlord, irrespective of whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the leased premises, and Tenant shall have no claim against either Landlord or the condemning authority with respect thereto; provided, however, that Landlord shall not be entitled to any award specifically designated as compensation for, depreciation to, and cost of removal of, Tenant's stock and trade fixtures.

                              ARTICLE XIX. DEFAULT

         SECTION 19.1. RIGHT TO RE-ENTER. (a) In the event of (1) any failure of Tenant to pay any rent or other charges due hereunder when due, or (2) if Tenant shall fail to move into the premises and to commence the conduct of its business on the date specified in Section 1.2 hereof, or fail to perform any obligation hereunder prior to such commencement date, or fail to continuously operate its business pursuant to Section 7.2 for the purpose specified in Section 7.1 hereof, or fail to operate under the name specified in Section 16.1 hereof, or if Tenant shall abandon said premises, or permit this Lease to be taken under any writ of execution, or if there shall be any default by Tenant (or by any person or entity which, directly or indirectly, controls, is controlled by, or is under common control with Tenant) under any other lease with Landlord (or with any person or entity which is affiliated with Landlord or which, directly or indirectly, controls, is controlled by, or is under common control with Landlord, or which is managed by the managing agent utilized by Landlord for the Development) which shall not be remedied within the applicable grace period, if any, provided therefor under such other lease, or if there shall be any default by Tenant or any entity affiliated with Tenant with respect to any financing instrument or arrangement, if any, relating to any items used in, or the operation of business upon, the leased premises, or (3) any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Tenant for more than thirty (30) days after written notice of such default shall have been mailed to Tenant; then Landlord, besides other rights or remedies it may have, shall have the right to declare this Lease terminated and the term ended (in which event, this Lease and the term hereof shall expire, cease and terminate with the same force and effect as though the date set forth in any required notice were the date originally set forth herein and fixed for the expiration of the term and Tenant shall vacate and surrender the premises but shall remain liable for all obligations arising during the balance of the original stated term as hereafter provided as if this Lease had remained in full force and effect) and Landlord shall have the right to bring a special proceeding to recover possession from Tenant holding over and/or Landlord may, in any of such events, without notice, re-enter the leased premises either by force or otherwise, and dispossess, by summary proceedings or otherwise, Tenant and the legal representative of Tenant or other occupant of the leased premises and remove their effects and hold the premises as if this Lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end.

         (b) In addition to the remedies set forth herein for such failure by Tenant, Landlord shall have the further remedy of erecting a barricade at the storefront of the leased premises at such time as possession of the leased premises is deemed vested in Landlord, which barricade may be erected, at Tenant's expense, and without notice to Tenant or resort to legal process, and without Landlord in any manner becoming liable for any loss or damage which may be occasioned thereby. Notwithstanding the foregoing provisions of this Section, in the event Tenant shall fail to perform or shall default in the performance of any term, covenant or condition of this Lease on two (2) or more separate occasions during any twelve-month period, then, even though such failures or defaults may have been cured by Tenant, any further failure or default by Tenant during the term of this Lease shall be deemed a default without the ability for cure by Tenant. During the continuance of any failure of performance or any default by Tenant in the performance of any term, covenant or condition of this Lease, Tenant shall not be entitled to exercise any rights or options, or to receive any funds or proceeds being held under or pursuant to this Lease, notwithstanding any contrary provisions contained herein. In the event of re-entry by Landlord, Landlord may remove all persons and property from the leased premises and such property may be stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, without notice or resort to legal process and without Landlord being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby. In addition, and to the extent permitted by law, in the event of re-entry by Landlord, Landlord may, but shall not be required to, padlock or otherwise secure the entrances to the leased premises without prior notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage; all costs and expenses incurred by Landlord in securing the entrances to the leased premises shall be borne by Tenant and shall be payable to Landlord on ten (10) days' written notice; and any such padlocking or securing of the premises shall not constitute or be deemed as an election on Landlord's part to terminate this Lease unless a written notice of such intention shall be given to Tenant or unless the termination of this Lease is decreed by a court of competent jurisdiction. In the event Tenant shall not remove its property from the leased premises within ten (10) days after Tenant has vacated the premises, then such property shall be deemed abandoned by Tenant and Landlord may dispose of the same without liability to Tenant. At any time that Tenant has failed to pay rent or other charges within ten (10) days after the same shall be due, thereafter Landlord shall not be obligated to accept any payment from Tenant unless such payment is made in certified funds. To the extent that this Lease specifically provides for any abatement of rent otherwise payable by Tenant under this Lease, or any payment by Landlord to Tenant, such abatement shall not be effective, nor shall such payment be required to be made, if Tenant shall have failed to observe or perform any of Tenant's obligations hereunder or if Tenant shall otherwise be in default hereunder, and Tenant shall be obligated to immediately repay to Landlord the amount of any rent previously abated or the amount of any payment previously made by Landlord to Tenant hereunder, notwithstanding anything contained in this Lease to the contrary.

         SECTION 19.2. RIGHT TO RELET. Should Landlord elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the premises, and relet said premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting all rents and other sums received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including reasonable brokerage fees and attorneys' fees and the costs of any alterations and repairs; third, to the payment of rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rents and other sums received from such reletting during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay such deficiency to Landlord; if such rents and the sums shall be more, Tenant shall have no right to, and shall receive no credit for, the excess. Such deficiency shall be calculated and paid monthly. No re-entry or taking possession of the leased premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant or unless the termination thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the leased premises, reasonable attorneys' fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the leased premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord. In determining the rent which would be payable under this Lease by Tenant subsequent to default, the percentage rent for each year of the unexpired portion of the term shall be equal to the average percentage rent payable by Tenant from the commencement of the term to the time of default, or during the preceding three (3) full lease years, whichever period is shorter. The failure or refusal of Landlord to relet the premises shall not affect Tenant's liability. The terms "entry" and "re-entry" are not limited to their technical meanings. Nothing contained in this Lease shall be construed to limit or prejudice the right of Landlord to prove for and obtain as damages by reason of the termination of this Lease or re-entry of the leased premises for the default of Tenant under this Lease an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount shall be greater than any of the sums referred to in this Section 19.2.

         SECTION 19.3. EXPENSES. In case suit shall be brought for recovery of possession of the leased premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept and performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefor, including reasonable attorneys' fees. In addition, in the event Landlord shall incur expenses, including reasonable attorneys' fees, as a result of Tenant's failure to perform or comply with any term, covenant or condition set forth in this Lease, Tenant shall pay to Landlord all such expenses. Any amounts payable by Tenant to Landlord pursuant to this Section 19.3 or Section 11.3 of this Lease may be included in any subsequent monthly rent bill to Tenant, and the failure of Tenant to promptly pay same shall entitle Landlord to all remedies for failure to pay rent as available under this Lease or at law or in equity.

         SECTION 19.4. WAIVER OF COUNTERCLAIMS AND TRIAL BY JURY. Landlord and Tenant waive their right to trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. Tenant shall not interpose any counterclaim or counterclaims or claims for set-off, recoupment or deduction of rent in a summary proceeding for nonpayment of rent or other action or summary proceeding based on termination, holdover or other default in which Landlord seeks repossession of the leased premises from Tenant.

                      ARTICLE XX. BANKRUPTCY OR INSOLVENCY

         SECTION 20.1. TENANT'S INTEREST NOT TRANSFERABLE. Neither Tenant's interest in this Lease, nor any estate hereby created in Tenant nor any interest herein or therein, shall pass to any trustee, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC ss. 101 et seq.), or to any receiver or assignee for the benefit of creditors or otherwise by operation of law.

         SECTION 20.2. TERMINATION. In the event the interest or estate created in Tenant hereby shall be taken in execution or by other process of law, or if Tenant or Tenant's Guarantor, if any, or Tenant's executors, administrators, or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state law or an order for the relief of such entity shall be entered pursuant to the Bankruptcy Code, or if a receiver or trustee of the property of Tenant or Tenant's Guarantor, if any, shall be appointed by reason of the insolvency or inability of Tenant or Tenant's Guarantor, if any, to pay its debts, or if any assignment shall be made of the property of Tenant or Tenant's Guarantor, if any, for the benefit of creditors, then and in any such events, this Lease and all rights of Tenant hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally established herein and fixed for the expiration of the term, and Tenant shall vacate and surrender the leased premises but shall remain liable as herein provided. Notwithstanding the foregoing provisions of this Section, in the event that such termination shall result solely from the bankruptcy or insolvency of, or such other described event relating to, Tenant's Guarantor, Landlord shall have the option to reinstate all of the provisions of this Lease (including, without limitation, the obligation of Tenant to continuously operate pursuant to Article VII hereof) upon written notice to Tenant.

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


         SECTION 20.3. TENANT'S OBLIGATION TO AVOID CREDITORS' PROCEEDINGS. Tenant or Tenant's Guarantor, if any, shall not cause or give cause for the appointment of a trustee or receiver of the assets of Tenant or Tenant's Guarantor, if any, and shall not make any assignment for the benefit of creditors, or become or be adjudicated insolvent. The allowance of any petition under any insolvency law except under the Bankruptcy Code or the appointment of a trustee or receiver of Tenant or Tenant's Guarantor, if any, or of the assets of either of them, shall be conclusive evidence that Tenant caused, or gave cause, therefor, unless such allowance of the petition, or the appointment of a trustee or receiver, is vacated within thirty (30) days after such allowance or appointment. Any act described in this Section 20.3 shall be deemed a material breach of Tenant's obligations hereunder, and this Lease shall thereupon automatically terminate in the same manner and with the same force and effect as set forth in Section 20.2 hereof. Landlord does, in addition, reserve any and all other remedies provided in this Lease or in law. Notwithstanding the foregoing provisions of this Section, in the event that such termination shall result solely from the bankruptcy or insolvency of, or such other described event relating to, Tenant's Guarantor, Landlord shall have the option to reinstate all of the provisions of this Lease (including, without limitation, the obligation of Tenant to continuously operate pursuant to Article VII hereof) upon written notice to Tenant.

         SECTION 20.4. RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE. (a) Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant as debtor and as debtor in possession, and any trustee who may be appointed agree as follows: (i) to perform each and every obligation of Tenant under this Lease including, but not limited to, the manner of "operation" as provided in Section 7.2 of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly in advance on the first day of each month, as reasonable compensation for use and occupancy of the leased premises, an amount equal to all minimum rent and other charges otherwise due pursuant to this Lease and to pay percentage rent monthly at the percentage set forth in this Lease for the lease year in which such month falls on all sales during such month in excess of one twelfth (1/12th) of the Breakpoint for such lease year, with payment of all such percentage rent to be made by the tenth (10th) day of the succeeding month;
(iii) to reject or assume this Lease within sixty (60) days of the appointment of such trustee under Chapter 7 of the Bankruptcy Code or within sixty (60) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable, so long as notice of such period is given) of the filing of a petition under any other Chapter; provided that no extension of either of the foregoing periods by or on behalf of Tenant shall be permitted; (iv) to give Landlord at least forty-five (45) days' prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days' prior written notice of any abandonment of the leased premises, with any such abandonment to be deemed a rejection of this Lease and an abandonment of any property not previously removed from the leased premises; (vi) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

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


         (b) No default of this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

         (c) It is understood and agreed that this is a Lease of real property in a shopping center and that, therefore, Section 365(b)(3) of the Bankruptcy Code is applicable to any proposed assumption of this Lease in a bankruptcy case.

         (d) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss immediately upon entry of a court order providing for assumption and/or assignment; (ii) the deposit of an additional sum equal to three (3) months' rent to be held pursuant to the terms of Section
26.1 of this Lease (notwithstanding any alteration or modification of the terms of said Section); (iii) the use of the leased premises as set forth in Section
7.1 of this Lease and the quality, quantity and/or lines of merchandise of any goods or services required to be offered for sale are unchanged; (iv) the payment of any sums which may then be due or which may thereafter become due pursuant to the provisions of Section 2.4 of this Lease; (v) the debtor, debtor in possession, trustee, or assignee of such entity demonstrates in writing that it has sufficient background including, but not limited to, substantial retailing experience in Developments of comparable size and financial ability to operate a retail establishment out of the leased premises in the manner contemplated in this Lease, and meets all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; (vi) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and
(vii) the premises, at all times, remains a single store and no physical changes of any kind may be made to the premises unless in compliance with the applicable provisions of this Lease.

         (e) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption.

                         ARTICLE XXI. ACCESS BY LANDLORD

         SECTION 21.1. RIGHT OF ENTRY. Landlord or Landlord's agents shall have the right to enter the leased premises at all reasonable times to examine the same and to show them to prospective purchasers or mortgagees. Landlord or Landlord's agents shall have the further right to enter the leased premises to make such repairs, alterations, improvements or additions as Landlord may deem necessary or desirable, irrespective of whether the work shall be for the leased premises of for other premises or facilities, and Landlord shall be allowed to take all material into and upon the leased premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part, and the rent and other charges reserved shall in no wise abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise. Landlord may, at any time, exhibit the leased premises to prospective tenants. If an excavation shall be made upon land adjacent to the leased premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the leased premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which leased premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of rent.

                                                 SEE ATTACHED RIDERS FOR INSERTS

                         ARTICLE XXII. TENANT'S PROPERTY

         SECTION 22.1. TAXES ON TENANT'S PROPERTY. Tenant shall be responsible for, and shall pay, prior to delinquency, any and all taxes, assessments, levies, fees and other governmental charges of every kind or nature (for all purposes under this Lease, collectively called "taxes") levied or assessed by municipal, county, state, federal or other taxing or assessing authority upon, against or with respect to (i) the leased premises or any leasehold interest,
(ii) all furniture, fixtures, equipment and any personal property of any kind owned by Tenant or any previous tenant and occupant, and placed, installed or located in, within, upon or about the leased premises, (iii) all alterations, additions or improvements of whatsoever kind or nature, if any, made to the leased premises, by Tenant or any previous tenant or occupant, and (iv) rents or other charges payable by Tenant to Landlord, irrespective of whether any of the terms described in clauses (i) through (iv) above are assessed against real or personal property, and irrespective of whether any of such items are assessed to or against Landlord or Tenant. If at any time during the term of this Lease any of such taxes are not levied and assessed separately and directly to Tenant (for example, if the same are levied or assessed to Landlord, or upon or against the building containing the leased premises and/or the land underlying said building), Tenant shall pay to Landlord Tenant's share thereof as determined by Landlord.

         SECTION 22.2. LOSS AND DAMAGE. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part, or any other area in the entertainment and retail center, or for any loss or damage resulting to Tenant or its property from bursting, stoppage or leaking of water, gas, sewer or steam pipes, or (without limiting the foregoing) for any damages or loss of property within the leased premises from any cause whatsoever.

         SECTION 22.3. NOTICE BY TENANT. Tenant shall give immediate notice to Landlord in case of any damage to or destruction of all or any part of, or accidents in, the leased premises or of defects therein or in alterations, decorations, additions or improvements, including, without limitation, any fixtures or equipment.

                           ARTICLE XXIII. HOLDING OVER

         SECTION 23.1. HOLDING OVER. Any holding over after the expiration of the term hereof with the consent of the Landlord, shall be construed to be a tenancy from month to month at a monthly minimum rent of not less than one-sixth (1/6) the annual minimum rent effective for the final lease year or partial lease year preceding expiration of the term (subject to further adjustment pursuant to the various provisions of this Lease, including, without limitation,

Section 2.4), together with an amount estimated by Landlord for the monthly additional charges payable pursuant to this Lease, and shall otherwise be on the same terms and conditions (including, without limitation, payment of percentage rent) as herein specified so far as applicable, subject to any changes in any of the foregoing terms or conditions as may be submitted by Landlord to Tenant. Any holding over without Landlord's consent shall entitle Landlord to re-enter the leased premises as provided in Section 19.1 of this Lease.

         SECTION 23.2. SUCCESSORS. All rights and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, successors, and assigns of the said parties; and if there shall be more than one person or entity comprising Tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant.

                       ARTICLE XXIV. RULES AND REGULATIONS

         SECTION 24.1. RULES AND REGULATIONS Tenant agrees to comply with and observe all rules and regulations established by Landlord from time to time, including those shown on Exhibit C, attached to this Lease, provided the same shall apply uniformly to all tenants of the Development. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the same manner as of the rules and regulations were contained herein as covenants. In the case of any conflict between said rules and regulations and this Lease, this Lease shall be controlling.

                          ARTICLE XXV. QUIET ENJOYMENT

         SECTION 25.1. LANDLORD'S COVENANT. Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the leased premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease and any mortgage, deed of trust or underlying lease to which this Lease is subordinate.

         SECTION 25.2. TENANT'S COVENANT. Tenant hereby acknowledges and agrees that Landlord has specifically relied upon the identity, skill, product line, and trade name of Tenant in entering into this Lease with Tenant. Tenant recognizes that its use of the leased premises in accordance with the use clause set forth in the Data Sheet and its compliance with the particular provisions of
Article VII hereof, regarding the conduct and continuous operation of Tenant's business in the leased premises throughout the term of this Lease, forms a material inducement to Landlord, and Tenant specifically covenants that it will strictly adhere to these provisions. Any ambiguities in Article VII or in the use clause set forth in the Data Sheet shall be construed against Tenant and in favor of Landlord. Tenant further acknowledges and agrees that any indebtedness from Tenant to Landlord existing as of the date of this Lease shall be deemed additional rent hereunder, and Tenant's commitment and obligation to pay all such indebtedness as additional rent under this Lease has formed an additional necessary consideration to Landlord in entering into this Lease and in hereby granting Tenant the right to use the leased premises as set forth herein.

                        ARTICLE XXVI. SECURITY PROVISION

         SECTION 26.1. SECURITY. The amount set forth in the Data Sheet as a security deposit is payable by Tenant, upon the execution of this Lease by Tenant, in the manner and at the place where minimum rent is payable. Landlord is to retain said amount as security for the faithful performance of all covenants, conditions and agreements of this Lease. Such amount is occasionally referred to herein as the "security." Landlord may, at its option, apply the security to remedy defaults in the payment of any rent or other charge hereunder, to repair damages to the leased premises caused by Tenant, or to clean the leased premises upon the expiration or termination of this Lease; in no event however, shall Landlord be obligated so to apply the security. Landlord's right to bring a special proceeding to recover or otherwise to obtain possession of the leased premises before or after Landlord's declaration of the termination of this Lease for nonpayment of rent or for any other reason shall not in any event be affected by reason of the fact that Landlord holds such security. Such security, if not applied toward the payment of rent in arrears or toward the payment of damages suffered by Landlord by reason of Tenant's breach of the covenants, conditions and agreements of this Lease, is to be returned to Tenant without interest, except as provided by law, when this Lease is terminated according to its terms, but in no event is such security to be returned until Tenant has vacated the leased premises and delivered possession thereof to Landlord. In the event that Landlord repossesses itself of the leased premises, whether by special proceeding or re-entry or otherwise, because of Tenant's default or failure to carry out the covenants, conditions and agreements of this Lease, Landlord may apply such security upon all damages suffered to the date of said repossession and may retain the security to apply upon such damages as may be suffered or shall accrue thereafter by reason of Tenant's default or breach. In the event any bankruptcy, insolvency, reorganization or other creditor-debtor proceedings shall be instituted by or against Tenant, or its successors or assigns, or any guarantor of Tenant hereunder, such security shall be deemed to be applied first to the payment of any rents and/or other charges due Landlord for all periods prior to the institution of such proceedings, and the balance, if any, of such security may be retained by Landlord in partial liquidation of Landlord's damages. Landlord shall not be obligated to keep such security as a separate fund but may commingle the security with its own funds. In the event Landlord applies the security in whole or in part, Tenant shall, upon demand by Landlord, deposit sufficient funds to maintain the security in the initial amount. Failure of Tenant to deposit such additional security shall entitle Landlord to avail itself of the remedies provided in this Lease for nonpayment of rent by Tenant. The acceptance by Landlord of the security deposit submitted by Tenant shall not render this Lease effective unless and until Landlord shall have executed and actually delivered to Tenant a fully-executed copy of this Lease.

                          ARTICLE XXVII. MISCELLANEOUS

         SECTION 27.1. WAIVER; ELECTION OF REMEDIES. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. In particular, but without limitation, if

Tenant assigns or transfers its interest in this Lease contrary to the terms of this Lease, any acceptance by Landlord of such assignee's or transferee's payment shall not be deemed to be a waiver of the restrictions set forth in
Section 14.1 hereof. In the event that Tenant shall be at any time in default of both monetary and nonmonetary terms, covenants or conditions of this Lease, any acceptance by Landlord of any payment rendered by Tenant shall not have the effect of curing Tenant's nonmonetary defaults and shall not have the effect of curing any monetary default other than the particular amount owing for which such payment is specifically accepted by Landlord. Following notice of termination or any other remedy exercised by Landlord with respect to any monetary default of Tenant, such default shall not be deemed cured by the payment of rent owing by Tenant for the current period only, and Landlord may apply such payments to current rent only without any effect upon Tenant's existing indebtedness and continuing monetary default, notwithstanding any contrary instructions by or on behalf of Tenant, which instructions shall be null and void and of no effect. In addition, after the service of notice or the commencement of a suit, or after final judgment for the possession of the leased premises, Landlord may receive and collect rent due from Tenant, and the payment of rent by Tenant shall not waive or affect said notice or suit or judgment. One or more waivers of any covenant or condition by Landlord shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. The failure of Landlord to insist upon a strict performance of any term, condition or covenant contained in this Lease shall not be deemed a waiver of any rights or remedies that Landlord may have and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions or covenants herein contained, and any such failure shall not be construed as creating a custom of Landlord's accepting other than strict performance or as modifying in any way the terms, covenants or conditions of this Lease. No breach by Tenant of a covenant or condition of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. No act or thing done by Landlord or Landlord's agents shall be deemed an acceptance of surrender of the leased premises and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. In addition to any and all other remedies available to Landlord, Landlord may obtain an injunction to restrain any breach or threatened breach of any term, covenant or condition of this Lease. The rights and remedies of Landlord under this Lease or under any specific section, subsection or clause hereof shall be cumulative and in addition to any and all other rights and remedies which Landlord has or may have elsewhere under this Lease or at law or equity, whether or not such section, subsection or clause expressly so states. Nothing contained in this Lease shall be construed to confer upon any person or entity other than Landlord or Tenant any rights, benefits or causes of action, except to the extent specifically otherwise provided in this Lease and except to the extent provided for the benefit of any mortgagee, deed-of-trust beneficiary, ground lessor or trustee for the Development.

         SECTION 27.2. ENTIRE AGREEMENT. The exhibits and riders, if any, attached hereto form a part of this Lease and shall be given full force and effect, as fully as if set forth at length herein. This Lease and said exhibits and riders, if any, so attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the leased premises, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. Tenant has not relied upon any representation of Landlord or its agents, other than any items contained in this Lease, as an inducement to enter into this Lease. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

         SECTION 27.3. INTERPRETATION AND USE OF PRONOUNS. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties herein shall be deemed to create any relationship between the parties hereto other than the relationship of Landlord and Tenant. Whenever herein the singular number is used the same shall include the plural, and the masculine gender shall include the feminine and neuter genders.

         SECTION 27.4. DELAYS. In the event that either party hereto shall be delayed in the performance of its initial construction or maintenance and/or repair obligations by reason of strikes, lockouts, labor troubles, inability to procure materials or shall at any time be so delayed by reason of failure of power, restrictive governmental laws or reasons of a similar nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Nothing contained in this Section shall excuse Tenant from the continuous operation of its business in the leased premises in accordance with the provisions of Sections
7.1 and 7.2 hereof. The provisions of this Section 27.4 shall not operate to delay the commencement of the term of this Lease or to excuse Tenant from payment of minimum rent, percentage rent or any other payments required by the terms of this Lease; provided, however, that the obligation of Tenant to open for business pursuant to Section 1.3 hereof may be delayed pursuant to the provisions of this Section 27.4. Further, Landlord's reduction of heat, light, air conditioning, or any other services whatsoever to the Development because of any similar or dissimilar event constituting a cause for excusable delay hereunder shall not relieve Tenant from its obligations under Article VII of this Lease.

         SECTION 27.5. NOTICES. Unless specifically stated to the contrary in this Lease, any notice, demand, request or other instrument which may be or is required to be given by Tenant under this Lease or by law shall be sent by United States certified mail, return receipt requested, postage prepaid, and shall be deemed to have been given as of the third day following receipt of same by Landlord; or, if required to be given by Landlord under this Lease or by law, such notice, demand, request or other instrument may be sent by certified mail, by regular mail, by overnight courier (using Federal Express, United Parcel Service, or a similar reputable courier service), by personal delivery or by other comparably reliable means, and shall be deemed to have been given upon the date of mailing or the date of other submission to Tenant, whichever of such dates shall be the first to occur; and shall be addressed (a) if to Landlord, at the address set forth for Landlord on Page D1 of this Lease or at such other address as Landlord may designate by written notice, Attention Lease Administration, together with copies thereof to such other parties designated by Landlord, and (b) if to Tenant, at the leased premises or the address set forth for Tenant on Page D1 of this Lease, or such other address as Tenant shall designate by written notice. All notices given from Landlord to Tenant, including, without limitation, notices of default and/or termination of Tenant's interests under this Lease, may be given by Landlord's attorney acting as agent on behalf of Landlord.

         SECTION 27.6. CAPTIONS AND SECTION NUMBERS. The captions, section numbers, article numbers, and index appearing in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such sections or articles of this Lease, nor in any way affect this Lease.

         SECTION 27.7. BROKER'S COMMISSION. Each party represents and warrants to the other party that the warrantor has dealt with no brokers and that there are no claims for brokerage commissions or finder's fees, nor will there be any such claim, arising from any act or omission of the warrantor in connection with this Lease, and the warrantor agrees to indemnify the other party and hold it harmless from all liabilities arising from any such claim, including, without limitation, the cost of attorneys' fees in connection therewith. Such agreement shall survive the termination of this Lease.

         SECTION 27.8. RECORDING. Tenant shall not record this Lease or any memorandum, affidavit or other notice of this Lease.

         SECTION 27.9. FURNISHING OF FINANCIAL STATEMENTS. Upon the execution of this Lease by Tenant and upon each succeeding anniversary date of the date of this Lease, or at any earlier time upon Landlord's written request, Tenant shall promptly furnish Landlord, from time to time, with financial statements (including, without limitation, operating statements including an annual profit and loss statement for the individual store unit covered by this Lease) reflecting Tenant's current financial condition, and written evidence of then current ownership of managing and controlling interests in Tenant and in any entities which directly or indirectly control or manage Tenant (which written evidence shall include, without limitation, the names of all existing managers, shareholders and partners, as applicable, of record and their respective management/ownership interests as of the date of such writing), which financial statements and written evidence shall be certified as being true and correct by the chief financial officer or partner and by the chief executive officer or partner of Tenant.

         SECTION 27.10. LANDLORD'S USE OF COMMON AREAS. Landlord reserves the right, from time to time, to utilize portions of the common areas for carnival type shows, rides and entertainment, outdoor shows, displays, automobile and other product shows, the leasing of permanent and temporary kiosks, or such other uses which in Landlord's judgment tend to attract the public. Further, Landlord reserves the right to utilize the lighting standards and other areas in the parking facilities for advertising purposes. Any revenues derived by Landlord from the use of common areas, whether from usage fees or otherwise, shall not be applied as a deduction against any cost or expense required to be paid by Tenant under this Lease.

         SECTION 27.11. TRANSFER OF LANDLORD'S INTEREST. In the event of any transfer or transfers of Landlord's interest in the premises, including a so-called sale-leaseback, the transferor shall be automatically relieved of any and all obligations on the part of Landlord accruing from and after the date of such transfer, provided that (a) the interest of the transferor, as Landlord, in any funds then in the hands of Landlord in which Tenant has an interest shall be turned over, subject to such interest, to the then transferee; and (b) notice of such sale, transfer or lease shall be delivered to Tenant as required by law. Upon the termination of any such lease in a sale-leaseback transaction prior to termination of this Lease, the former lessee thereunder shall become and remain liable as Landlord hereunder until a further transfer. No holder of a mortgage or deed of trust, or underlying lessor on an underlying lease, to which this Lease is or may be subordinate, and no lessor under a so-called sale-leaseback shall be responsible in connection with the security deposited hereunder, unless such mortgagee, holder of such deed of trust, underlying lessor or lessor shall have actually received the security deposited hereunder.

         SECTION 27.12. FLOOR AREA. (a) The term "floor area" as used in this Lease means, with respect to any leasable area in the Development or in the entertainment and retail center, the aggregate number of square feet of floor space of all floor levels therein, including any mezzanine space (to the extent reflected as floor area in the applicable leases), measured from (i) the outside faces of all perimeter walls thereof other than any party wall separating such premises from other leasable premises, (ii) the center line of any such party wall, (iii) the outside face of any interior wall, and (iv) the building and/or leaseline adjacent to any entrance to such premises. In the event Landlord determines that the square foot area of the leased premises is at variance with the square foot area stated in this Lease, Landlord may, at its option, adjust the floor area of the leased premises and make proportional adjustments in minimum rent, percentage rent, and promotional/Merchants' Association charges, and other charges to Tenant under this Lease.

         (b) For the purpose of this Lease, in determining the gross leasable floor area or the gross leased and occupied floor area of the Development, there shall be excluded therefrom, at the sole option of Landlord, the leasable area of 15,000 square feet or more occupied by a single entity (which, for purposes of this Lease, shall be defined as a Major Store), the floor area of any premises leased for the operation of a post-office type or packaging or delivery facility or other public/consumer-service or governmental facility, the floor area of any space without direct customer access from the mall, and the total floor area utilized by Landlord for the operation of a skating rink or other recreational area, child care center, community room, library, project offices, and related rooms, common areas and project areas, which shall be deemed amenities to the Development. The term "gross leased and occupied floor area" shall include only such areas as are leased and occupied by tenants subsequent to the dates of commencement of the terms of their respective leases. Areas shall not be considered occupied to the extent that Landlord shall not be receiving full proportionate share contributions for the same. No deduction or exclusion from floor area shall be made by reason of columns, ducts, stairs, elevators, escalators, shafts, or other interior construction or equipment.

         SECTION 27.13. INTEREST ON PAST DUE OBLIGATIONS. Any amount due from Tenant to Landlord hereunder which is not paid when due (including, without limitation, amounts due as reimbursement to Landlord for costs incurred by Landlord in performing obligations of Tenant hereunder upon Tenant's failure to so perform) shall bear interest at the highest rate then allowed under the usury laws of the State from the date due until paid, unless otherwise specifically provided herein, but the payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         SECTION 27.14. LIABILITY OF LANDLORD. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed, and if as a consequence of such default Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Development and out of net income from such property received by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Development, subject, nevertheless, to the rights of Landlord's mortgage, and neither Landlord, nor the individuals or entities which constitute the partners of the partnership which is the beneficiary of the Trust of which Landlord is Trustee (if applicable), shall be liable for any deficiency. If Landlord is identified in this Lease as a Trustee, Tenant hereby recognizes that Landlord is executing this Lease as Trustee under an express trust, and it is expressly understood and agreed by and between the parties hereto, anything herein to the contrary notwithstanding, that each and all of the representations, covenants, undertakings and agreements herein made on the part of the Landlord while in form purporting (except as herein otherwise expressed) to be the representations, covenants, undertakings, and agreements of the Landlord are nevertheless each and every one of them, made and intended not as personal representations, covenants, undertakings and agreements by the Landlord or for the purpose or with the intention of binding said Landlord personally but are made and intended for the purpose of binding only that portion of the trust property specifically leased hereunder, and this Lease is executed and delivered by said Landlord not in its own right, but solely in the exercise of the powers conferred upon it as such Trustee; that no duty shall rest upon Landlord to sequester the trust estate or the rents, issues and profits arising therefrom, or the proceeds arising from any sale or other disposition thereof; and that no personal liability or personal responsibility is assumed by nor shall at any time be asserted or enforceable against Trustee, or any successor trustee, or any of the beneficiaries under said trust, on account of this Lease or on account of any representation, covenant, undertaking or agreement of the said Landlord in this Lease contained, either expressed or implied, all such personal liability, if any, being expressly waived and released by the Tenant herein and by all persons claiming by, through or under said Tenant.

         SECTION 27.15. ACCORD AND SATISFACTION. Payment by Tenant or receipt by Landlord of a lesser amount than the rent or other charges herein stipulated may be, at Landlord's sole option, deemed to be on account of the earliest due stipulated rent or other charges, or deemed to be on account of rent owing for the current period only, notwithstanding any instructions by or on behalf of Tenant to the contrary, which instructions shall be null and void, and no endorsement or statement on any check or any letter accompanying any check payment as rent or other charges shall be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other charges or pursue any other remedy in this Lease or in law or in equity against Tenant.

         SECTION 27.16. EXECUTION OF LEASE; NO OPTION. The submission of this Lease to Tenant shall be for examination purposes only, and does not and shall not constitute a reservation of or option for Tenant to lease, or otherwise create any interest of Tenant in the leased premises or any other premises situated in the Development. Execution of this Lease by Tenant shall be irrevocable. The return to Landlord of Tenant-executed copies of this Lease shall not be binding upon Landlord, notwithstanding any preparation or anticipatory reliance or expenditures by Tenant or any time interval, until Landlord has in fact executed and actually delivered a fully-executed copy of this Lease to Tenant.

         SECTION 27.17. GOVERNING LAW. This Lease shall be governed by and construed in accordance with the laws of the State. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each remaining provision of the Lease shall be valid and enforceable to the full extent permitted by the law. Tenant appoints the following persons at the following locations as agent to receive service of process, writs, notices, summonses, or other legal documents in any suit, action or proceeding which Landlord may commence against Tenant: (a) the person in charge at the leased premises, or (b) any officer, partner or other principal of Tenant, or any person in charge, at the Tenant's address as set forth on Page Dl of this Lease. Where permitted by law or local court rule, Tenant consents to service of such process by United States mail, in the manner specified in the applicable law or court rule.

         SECTION 27.18. SPECIFIC PERFORMANCE OF LANDLORD'S RIGHTS. Landlord shall have the right to obtain specific performance of any and all of the covenants or obligations of Tenant under this Lease, and nothing contained in this Lease shall be construed as or shall have the effect of abridging such right.

         SECTION 27.19. CERTAIN RULES OF CONSTRUCTION. Time is of the essence in this Lease. Notwithstanding the fact that certain references elsewhere in this Lease to acts required to be performed by Tenant hereunder omit to state that such acts shall be performed at Tenant's sole cost and expense, unless the context clearly implies to the contrary, each and every act to be performed or obligations to be fulfilled by Tenant pursuant to this Lease shall be performed or fulfilled at Tenant's sole cost and expense. Any breach or default by Tenant of its obligations under this Lease shall be deemed material. Tenant shall be fully responsible and liable for the observance and compliance by concessionaires with all the terms and conditions of this Lease, which terms and conditions shall be applicable to concessionaires as fully as if such concessionaires were the Tenant hereunder; any failure by a concessionaire fully to observe and comply with the terms and conditions of this Lease shall constitute a default hereunder by Tenant. Nothing contained in the preceding sentence shall constitute a consent by Landlord to any concession, subletting or other arrangement proscribed by Section 14.1. All provisions of this Lease have been freely negotiated by and between the parties.

         SECTION 27.20. INDEX. The term "Index" as used in this Lease shall be the "Consumer Price Index for All Urban Consumers (1982-84 = 100), U.S. City Average, All Items," as published by the Bureau of Labor Statistics of the United States Department of Labor. If the Index is not published by the Bureau of Labor Statistics or another governmental agency at any time during the term of this Lease, or if the Index is otherwise re-named, discontinued or superseded, then the calculations based on the Index shall be made using the most closely comparable statistics on the purchasing power of the consumer dollar as published by a responsible financial authority and selected by Landlord.

         SECTION 27.21. SURVIVAL; NONDISCLOSURE; FREE ACT. The obligations of Tenant for payment of rent and charges under this Lease shall survive the expiration or earlier termination of the term of this Lease. Tenant covenants that neither Tenant nor any attorney or other representative for Tenant shall disclose the contents of this Lease to any other person or entity. Tenant shall be fully responsible for the actions of its attorneys and representatives. By its execution of this Lease, Tenant acknowledges and agrees that it has read this Lease, understands the contents hereof, and is signing this Lease as its own free act and deed, and as the free act and deed of the representatives signing on Tenant's behalf, without any persuasion or coercion by any person or entity, and with full advice of counsel.

                                                                   EXHIBIT "A"




                                    SITE PLAN





                                    (DIAGRAM)

                                                                 EXHIBIT "A"



                               PREMISES FLOOR PLAN


                                    (DIAGRAM)

                                                                   EXHIBIT "B"

                             CONSTRUCTION AGREEMENT

         THIS CONSTRUCTION AGREEMENT ("Construction Agreement") is entered into as of this _______ day of _____________________, _____, by and between ORIX PLC
HOUSTON VENTURE, an Illinois general partnership ("Landlord"), and HOLOWORLD, INC., a Delaware corporation, doing business as HOLOWORLD ("Tenant").

                                    RECITALS:

         A. Landlord and Tenant have entered into a lease (the "Lease") dated as of the date hereof, covering certain premises (the "leased premises") more particularly described in the Lease. This Construction Agreement is attached to the Lease as Exhibit "B". The Lease is hereby incorporated into this Construction Agreement by this reference. Capitalized terms not defined in this Construction Agreement shall have the meanings given to such terms in the Lease.

         B. In consideration of the mutual covenants contained in the Lease and this Construction Agreement, Landlord and Tenant hereby agree as follows:

         1.    Building Improvements. As used in this Construction
Agreement and in the Lease, "Building Improvements" shall mean the shell improvements comprising approximately three hundred twenty-five thousand (325,000) square feet of area in a single story building which square footage shall be built in accordance with the shell building specifications attached hereto as Exhibit "1" (the "Building"), together with utility services for the Building and all other improvements and facilities appurtenant to the Building as described on Exhibit "1" as well as all work of restoration for any portions of the Common Area of the entertainment and retail center previously installed by Landlord, if any, which is damaged, altered or affected by the construction and installation of such items (collectively, "Landlord's Work").

         2.   Intentionally Omitted.


         3.    Tenant's Work and Tenant's FF&E. As used in this
Construction Agreement and in the Lease, "Tenant's Work" shall mean all improvements to the Building beyond the scope of the Building Improvements shell specifications set forth in Exhibit "1" hereto, including, without limitation, the work and improvements described on Exhibit "2" and Exhibit "3" attached hereto. Tenant's Work and the Building Improvements are sometimes referred to herein collectively as the "Improvements". Tenant's Work is to be completed by Tenant in accordance with the terms of this Construction Agreement and the Lease. As used herein, "Tenant's FF&E" shall mean all furniture, trade fixtures, equipment and personal property such as, without limitation, movable partitions, shelving, furniture, displays, kitchen equipment, telephone and computer equipment and other equipment and personal property associated with the operation of Tenant's business from the leased premises.

         4. Completion Schedule. Attached hereto as Exhibit "4" is a schedule (the "Work Schedule") which sets forth a time table for the design and construction by Landlord of the Building Improvements, as well as for the design and installation by Tenant of Tenant's Work

                                                                 EXHIBIT "B"

and the installation by Tenant of Tenant's FF&E. The Work Schedule includes dates certain for selection of the "Contractor" and for the establishment of the final pricing of Tenant's Work. Such dates shall apply subject only to the parties' agreements set forth in the Lease and in this Construction Agreement to the contrary.

         5.       Intentionally Omitted.

         6.       Improvement Plans.

                  (a) Approval of Tenant's Architect/Space Planner. In accordance with the Work Schedule, Tenant shall submit to Landlord for Landlord's review and approval, Tenant's proposed architect or space planner. Within the applicable time period set forth in the Work Schedule, Landlord shall approve or reasonably disapprove with specific objections, Tenant's architect/space planner. If Landlord shall reasonably disapprove Tenant's architect/space planner, the parties shall meet and attempt in good faith and with due diligence to resolve Landlord's objections until an architect/space planner satisfactory to both Landlord and Tenant have been selected..

                  (b) Preliminary Plans. In accordance with the Work Schedule, Tenant shall cause its architect/space planner to prepare and submit to Landlord two (2) copies of preliminary plans and specifications for the Tenant's Work and detailed description of Tenant's FF&E (the "Preliminary Plans"). The Preliminary Plans shall conform to the building shell specifications attached hereto as Exhibit "1" and shall include the proposed location of Tenant's signs, the designation of materials, colors and elevations, the designation of the type and quality of Tenant's Work and a preliminary estimate of the cost of purchasing, constructing and installing Tenant's Work and Tenant's FF&E. The Preliminary Plans shall reasonably conform to the standards of quality and design currently established by Landlord for the entertainment and retail center. Within the applicable time period set forth in the Work Schedule following Landlord's receipt of the Preliminary Plans, Landlord shall review and approve or reasonably disapprove the Preliminary Plans. Landlord's approval shall not be unreasonably withheld. If Landlord disapproves the Preliminary Plans in whole or in part, Landlord shall inform Tenant of the reasons for such disapproval in writing and Tenant shall have the applicable time period set forth in the Work Schedule following Landlord's disapproval within which to revise and resubmit the Preliminary Plans. Following Tenant's revision and resubmittal to Landlord of the Preliminary Plans, Landlord shall have up to twelve (12) working days to review and either approve or disapprove the revised Preliminary Plans. Landlord's failure to approve the Preliminary Plans within such twelve (12) working day period shall constitute Landlord's disapproval thereof. In accordance with the Work Schedule, the parties shall repeat the review and approval procedure described herein until they shall mutually agree on the Preliminary Plans. If the parties are not able to agree upon the Preliminary Plans within the timeframe contained in the Work Schedule, Landlord shall have the right to terminate the Lease upon written notice to Tenant.

                  (c) Submittal of Preliminary Plans. In accordance with the Work Schedule, promptly following approval of the Preliminary Plans by Landlord (but in no event later than five (5) working days thereafter), Tenant

                                                                 EXHIBIT "B"

shall submit the Preliminary Plans to the Planning Department of the City of Houston ("Planning Department") for review and approval. Tenant shall also promptly prepare and submit to the Planning Department any studies, drawings and other documents or items and shall prepare and submit any revisions to the Preliminary Plans which may be required by the Planning Department in order to obtain the Planning Department's approval thereto; provided, however, that any revisions to the Preliminary Plans submitted by Tenant shall be subject to Landlord's approval, which approval Landlord shall not unreasonably withhold. In connection therewith, Tenant shall deliver to Landlord any proposed revision to the Preliminary Plans prior to Tenant's submission of same for approval by the Planning Department. Within twelve (12) working days after receipt of any such proposed revision, Landlord shall either approve same or deliver to Tenant its specific objections thereto together with their proposed solution to each objection.

                  (d) Final Plans. In accordance with the Work Schedule, following approval of the Preliminary Plans by Landlord and the Planning Department, Tenant shall cause its architect/space planner to prepare and deliver to Landlord two (2) copies of final working drawings and specifications for the Improvements based upon and conforming in all respects to the approved Preliminary Plans (the "Final Plans"). Within the applicable time period set forth in the Work Schedule following Landlord's receipt of the Final Plans, Landlord shall approve or reasonably disapprove the Final Plans; provided, however, Landlord shall have no right to disapprove the Final Plans to the extent they are consistent with the Preliminary Plans approved by Landlord. Landlord's failure to disapprove the Final Plans within such twelve (12) working day period shall constitute Landlord's approval thereof.

                  (e)    Plan Approval. If Landlord objects to the
Preliminary Plans and/or the Final Plans or to any aspect thereof, Landlord and Tenant's design and/or construction representatives shall, promptly after Tenant's receipt of Landlord's notice of objections, meet and attempt in good faith to resolve Landlord's objections. If the parties are unable to resolve Landlord's objections to the Preliminary Plans and/or the Final Plans within thirty (30) days after Tenant has received notice of Landlord's objections, Landlord shall have the right to terminate this Lease effective as of the date of Landlord's delivery to Tenant of notice of such termination, in which event, neither party shall have any further obligation or liability to the other. Landlord may provide Tenant with Landlord's approvals through Landlord's architect or designated construction representative.

                  (f)    Submittal of Final Plans. Promptly following
Landlord's written approval of the Final Plans, Tenant shall (i) submit the Final Plans to the Planning Department and all other appropriate governmental agencies and prepare and submit to the same any applications, documents, studies, reports or other items necessary to obtain all approvals and permits required by law for the construction of the Improvements including, without limitation, a building permit for Tenant's Work (collectively, "Building Permits"); (ii) in all other respects diligently pursue the obtaining of Building Permits; (iii) pay all necessary fees incidental to Tenant's Work and Tenant FF&E (subject to reimbursement out of Landlord's Contribution for Tenant's Work, if any, as described below); and (iv) furnish Landlord such evidence thereof as is satisfactory to Landlord. Tenant agrees to diligently and in good faith process any and all applications required from the city, county and any other governmental authority necessary to obtain Building Permits. If any of the Building Permits have not been obtained on or before the date occurring one hundred twenty (120) days after possession of the leased premises is to be delivered to Tenant,

                                                                 EXHIBIT "B"


Landlord, at its option, may (i) extend the time for Tenant to obtain such permits and approvals for a period of thirty (30) days, or (ii) terminate this Lease, in which event neither party shall have any further liability hereunder. If, after such thirty (30) day extension, despite Tenant's good faith and diligent efforts to obtain all Building Permits, Tenant has still not obtained all such permits and approvals, Landlord, at its option, may (a) extend the time for Tenant to obtain such permits and approvals for an additional period of thirty (30) days, or (b) terminate this Lease, in which event neither party shall have any further liability hereunder. Such process shall continue until the earlier to occur of Tenant's obtaining of all Building Permits or the termination of this Lease.

                  (g) Selection of Tenant's Contractors. In accordance with the Work Schedule and concurrently with the submittal of the Final Plans to Landlord and Tenant, Tenant shall deliver to Landlord for Landlord's approval, which approval shall not be unreasonably withheld, the name of the contractor Tenant intends to employ for the construction of Tenant's Work (thereafter, the "Tenant Contractor").

                  (h) Pricing of the Tenant's Work. In accordance with the Work Schedule, promptly following selection of the Tenant Contractor, Tenant shall cause the Tenant Contractor to prepare for Landlord's review and approval, a final pricing ("Final Pricing") for the costs of Tenant's Work. Landlord's approval of the Final Pricing shall be limited to Tenant's Work items set forth in Exhibit "3" hereto. The Final Pricing shall take into account any modifications which may be required to reflect changes to the Preliminary Plans and/or Final Plans required by the appropriate governmental agencies. The Final Pricing shall include a detailed breakdown, by trade, of all aspects of Tenant's Work and Tenant FF&E. After final approval of the Final Plans and the Final Pricing, any further material changes to the Final Plans shall require the prior written approval of both Landlord and Tenant, which approval shall not be unreasonably withheld or delayed.

         7. Construction of Building Improvements. In accordance with the Work Schedule, Landlord shall enter into a construction contract (the "Construction Contract") with a contractor selected by Landlord ("Landlord Contractor") for the construction of the Building Improvements in accordance with the Final Plans. Landlord agrees to use diligent efforts to cause construction of the Building Improvements to commence promptly following the issuance of the Building Permits for the Building Improvements and to supervise the completion of Landlord's Work and shall use diligent efforts to secure completion of the Building Improvements in a good and workmanlike manner in accordance with the Final Plans, the Construction Contract and the Work Schedule. Upon "Substantial Completion" of Landlord's Work as defined in Paragraph 13 below, Landlord will turn over possession of the leased premises to Tenant so that Tenant may construct Tenant's Work.

         8. Payment of the Costs of Landlord's Work. Landlord shall pay for all Construction Costs for the Building Improvements per the specifications attached hereto as Exhibit "1." If, as a result of any changes or substitutions to Exhihit "1" or the Final Plans requested by Tenant, the Construction Costs for the Building Improvements are increased, any such excess costs shall be paid for out of and deducted from Landlord's TI Contribution, if any, described in Paragraph 11(b) below.

                                                                 EXHIBIT "B"


         9. Construction and Installation of Tenant's Work. In accordance with the Work Schedule, Tenant shall enter into a construction contract (the "TI Construction Contract") with the Tenant Contractor, on a form and in substance reasonably acceptable to Landlord and Tenant, for the installation of Tenant's Work in accordance with the Final Plans. The TI Construction Contract shall contain a provision specifying that any change orders are subject to the prior written approval of Landlord and Tenant, which approval neither party will unreasonably withhold. Tenant shall supervise the construction of such work and shall use diligent efforts to secure construction of Tenant's Work in a good and workmanlike manner in accordance with the Final Plans, the TI Construction Contract and the Work Schedule. Landlord shall have the right to approve all change order requests; provided Landlord responds to a change order request within ten (10) business days of request. Tenant agrees to use diligent efforts to cause construction of Tenant's work to commence promptly following the issuance of Building Permits for Tenant's Work and delivery to Tenant of possession of the leased premises with Landlord's Work substantially completed. Notwithstanding the foregoing, Tenant agrees to complete construction of Tenant's Work within one hundred sixty (160) days

         10. Installation of Tenant's FF&E. Following completion or concurrently with the construction of Tenant's Work and in accordance with the Work Schedule, Tenant shall cause the leased premises to be fully equipped with Tenant's FF&E in accordance with the Final Plans at Tenant's sole cost and expense.

         11.   Payment of the Costs of Tenant's Work.
               -------------------------------------

                  (a) Construction Costs. For purposes of this Construction Agreement, "TI Costs" shall mean the cost of construction of Tenant's Work incurred after the date hereof, including, without limitation, the following:

                           (i)     The cost of preparing the Preliminary
         Plans and the Final Plans, including mechanical, electrical, plumbing and structural drawings and all other aspects necessary to complete such plans, and the Contractor's construction fees under the approved Construction Contract;

                           (ii)    Tenant's architectural and engineering fees;

                           (iii) The payment of all permit and license fees relating to construction of Tenant's Work;

                           (iv) Construction of Tenant's Work incurred after the date hereof, including, without limitation, the following:

                                    (1) Installation within the leased
                  premises of all floors, walls, ceiling, partitioning, doors, floor coverings, finishes, ceilings, wall coverings and painting, millwork and similar items;

                                    (2) All electrical wiring, lighting
                  fixtures, outlets and switches, and other electrical work to be installed within the leased premises;

                                                                 EXHIBIT "B"

                                    (3) The furnishing and installation of the
                  heating, ventilation and air conditioning systems within the leased premises;

                                    (4) Any additional Tenant requirements
                  including, but not limited to, odor control filtration systems, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

                                    (5) All fire and life safety control
                  systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the leased premises, including any and all third-party monitoring thereof;

                                    (6) All plumbing, fixtures, pipes, grease
                  traps, clarifiers and accessories to be installed within the leased premises; and

                                    (7) Any other improvements provided they are
                  affixed on or about the leased premises and are agreed to by Landlord.

                  (b) Tenant Allowance. Landlord hereby agrees to pay to Tenant the amount set forth in the Data Sheet as the Tenant Allowance which shall be applied only towards those TI Costs as set forth in Exhibit "2" and Exhibit "3" hereto (the "Tenant Allowance"). Tenant acknowledges that the Tenant Allowance, as specifically set forth in Exhibit "3" attached hereto, shall be applied only to "hard" TI Costs, and shall not be applied to any "soft" TI Costs. Any unused portion of the Tenant Allowance will not be disbursed to Tenant or otherwise made available to Tenant on completion of the work, but shall be retained by Landlord. Any TI Costs in excess of the Tenant Allowance shall be the sole responsibility of Tenant ("Tenant's TI Contribution"), without any right to reimbursement from Landlord for Tenant's TI Contribution.

                  (c)    Disbursement of the Tenant Allowance. Provided
Tenant is not in default under the Lease or this Construction Agreement, Landlord shall disburse the Tenant Allowance to Tenant to reimburse Tenant for the actual TI Costs which Tenant incurs in connection with the construction of Tenant's Work in accordance with the following:

                           (i)     Twenty percent (20%) of the Tenant
         Allowance shall be disbursed to Tenant when Landlord shall have received "Evidence of Completion and Payment" as to thirty percent (30%) of Tenant's Work having been completed and paid for by Tenant as described hereinbelow;

                           (ii) An additional twenty percent (20%) of the Tenant Allowance shall be disbursed to Tenant when Landlord shall have received "Evidence of Completion and Payment" as to fifty percent (50%) of Tenant's Work having been completed and paid for by Tenant as described hereinbelow;

                           (iii) An additional twenty-five percent (25%) of the Tenant Allowance shall be disbursed to Tenant when Landlord shall have received "Evidence of Completion and Payment" as to seventy-five percent (75%) of Tenant's Work having been completed and paid for by Tenant as described hereinbelow;

                                                                 EXHIBIT "B"

                           (iv) An additional fifteen percent (15%) of the Tenant Allowance shall be disbursed to Tenant when Landlord shall have received "Evidence of Completion and Payment" as to ninety percent (90%) of Tenant's Work having been completed and paid for by Tenant as described hereinbelow;

                           (v)     The final twenty percent (20%) of the
         Tenant Allowance shall be disbursed to Tenant when Landlord shall have received "Evidence of Completion and Payment" as to one hundred percent (100%) of Tenant's Work having been completed and paid for by Tenant as described hereinbelow and satisfaction of the items described in subparagraph (vii) below;

                           (vi) As to each phase of completion of Tenant's Work described in subparagraphs (i) through (v) above, the appropriate portion of the Tenant Allowance shall be disbursed to Tenant only when Landlord has received the following "Evidence of Completion and Payment":

                                    (A)      Tenant has delivered to Landlord a
                  draw request ("Draw Request") in the form of AIA Document G702 and G703 with respect to the Improvements specifying that the requisite portion of Tenant's Work have been completed, together with invoices, receipts and bills evidencing the costs and expenses set forth in such Draw Request and evidence of payment by Tenant for all costs which are payable in connection with such Tenant's Work covered by the Draw Request. The Draw Request shall constitute a representation by Tenant that Tenant's Work identified therein has been completed in a good and workmanlike manner and in accordance with the Final Plans and the Work Schedule and has been paid for;

                                    (B)      The architect for the Improvements
                  has certified to Landlord that Tenant's Work have been completed to the level indicated in the Draw Request in accordance with the Final Plans;

                                    (C)      Tenant has delivered to Landlord
                  such other evidence of Tenant's payment of the Contractor and subcontractors for the portions of Tenant's Work covered by the Draw Request and the absence of any liens generated by such portions of Tenant's Work as may reasonably be required by Landlord (i.e., either lien releases or release bond(s)); and

                                    (D)      Landlord or Landlord's architect
                  or construction representative has inspected Tenant's Work and determined that the portion of Tenant's Work covered by the Draw Request has been completed in a good and workmanlike manner.

                           (vii) The final disbursement of the balance of the Tenant Allowance shall be disbursed to Tenant only when Landlord has received Evidence of Completion and Payment as to all of Tenant's Work as provided hereinabove and the following conditions have been satisfied:

                                                                 EXHIBIT "B"

                                    (A)      Thirty-five (35) days shall have
                  elapsed following the filing of a valid notice of completion by Tenant for Tenant's Work;

                                    (B)      A certificate of occupancy for
                  Tenant's Work and the leased premises has been issued by the appropriate governmental body;

                                    (C)      Tenant shall have delivered to
                  Landlord one set of "As Built" plans for the Improvements as prepared by Tenant's architect;

                                    (D)      Tenant shall have accepted
                  possession of the leased premises and opened for business in the leased premises in accordance with the provisions of the Lease;

                                    (E)      The satisfaction of any other
                  reasonable requirements or conditions which may be required or imposed by Landlord's lender with respect to the construction of Tenant's Work; and

                                    (F)      Tenant shall have delivered to
                  Landlord unconditional lien releases or release bond(s) as to all of the work of improvement.

                           (viii)  All construction costs in excess of
         Landlord's TI Contribution shall be paid by Tenant.

                  (d) Books and Records. At its option, Landlord, at any time within two (2) years after Tenant takes possession of the leased premises and upon at least five (5) business days prior written notice to Tenant, may cause an audit to be made of Tenant's books and records relating to Tenant's expenditures in connection with the construction of the Improvements. Tenant shall maintain complete and accurate books and records in accordance with generally accepted accounting principles of these expenditures for at least two
(2) years. Tenant shall make available to Landlord's auditor within three (3) business days following Landlord's notice requiring the audit, all books and records maintained by Tenant pertaining to the construction and completion of the Improvements. In addition to all other remedies which Landlord may have pursuant to the Lease, Landlord may recover from Tenant the reasonable cost of its audit if the audit discloses that Tenant incorrectly reported to Landlord expenditures in a material amount which were not in fact made or incorrectly reported a material amount of any expenditure or the aggregate expenditures.

         12.      Miscellaneous Construction Covenants.
                  ------------------------------------

                  (a) Compliance with Laws. Landlord will cause the Landlord Contractor to construct the Building Improvements in a safe and lawful manner and in substantial compliance with the Building Permits. Copies of all filed documents and all permits and licenses shall be provided to Landlord and Tenant.

                  (b) Coordination with Lease. Nothing herein contained shall be construed as (i) constituting Tenant as Landlord's agent for any purpose whatsoever, or (ii) a waiver by Landlord or Tenant of any of the terms or provisions of the Lease. Any default by either party

                                                                 EXHIBIT "B"

with respect to any portion of this Construction Agreement, shall be deemed a breach of the Lease for which Landlord and Tenant shall have all the rights and remedies as in the case of a breach of the Lease by the other party.

                  (c) Tenant's Cooperation. Each party agrees to cooperate and to cause its employees, agents and contractors to cooperate with the other party, its employees, agents and contractors to coordinate any work being performed within the leased premises by the first party, its employees, agents and contractors so as to avoid interference with the completion of the Work of the other party.

                  (d) No Liens. At no time shall Tenant do or permit anything to be done whereby the Improvements or the leased premises may be subjected to any mechanic's, materialmen's or other liens or encumbrances arising out of the construction of the Improvements, and if any mechanic or materialmen liens are filed against the Improvements or the leased premises as a result of or in connection with the construction of the Improvements, Tenant shall immediately cause such liens to be removed of record by either paying off the lien or procuring and recording a release bond. If Tenant fails to remove such lien, and such failure continues for ten (10) days after written demand by Landlord to do so, Landlord shall have the right, but not the obligation, in addition to all other rights and remedies available to Landlord under the Lease and this Construction Agreement, to procure and cause to be recorded a statutory lien release bond and to deduct from the Construction Allowance all costs incurred in procuring such bond. Landlord shall have the right at any time and from time to time to post and maintain on the leased premises such notices as may be necessary to protect the Improvements and the Property and Landlord from mechanic's liens, materialmen's liens or liens of a similar nature. Tenant shall give notice to Landlord not later than thirty-five (35) days prior to the commencement of any work of any nature contemplated by the Lease. At no time shall Landlord do or permit anything to be done whereby the Building may be subject to any liens or encumbrances arising out of construction of Landlord's Work.

                  (e)    Compliance with Laws. Tenant will construct
Tenant's Work in a safe and lawful manner. Tenant shall, at its sole cost and expenses, subject to proper application by Landlord's TI Contribution as provided herein, comply with all applicable laws and all regulations and requirements of, and all licenses and permits issued by, all municipal or other governmental bodies with jurisdiction. Copies of all filed documents and all permits and licenses shall be provided to Landlord. Any portion of Tenant's Work which is not acceptable to any applicable governmental body, agency or department, or not reasonably satisfactory to Landlord, shall be promptly repaired or replaced by Tenant at Tenant's expense. Notwithstanding any failure by Landlord to object to any such Tenant's Work, Landlord shall have no responsibility therefor. Tenant shall notify Landlord in writing not less than ten (10) days prior to the commencement of the construction of any portion of Tenant's Work as to name,

                                                                 EXHIBIT "B"

telephone number and responsible party for each and every contractor and/or subcontractor who is about to commence work at the leased premises.

                  (f) Indemnification. Tenant hereby indemnifies and agrees to defend and hold Landlord, the leased premises and Building harmless from and against any and all suits, claims, actions, losses, costs or expenses (including, without limitation, claims for workers' compensation) of any nature whatsoever, together with reasonable attorneys' fees for counsel of choice, arising out of or in connection with the construction of Tenant's Work or installation of Tenant FF&E (including, but not limited to, claims for breach of warranty, personal injury or property damage).

                  (g)    Insurance. In addition to the insurance
requirements set forth in Section 20 of the Lease, Construction of Tenant's Work shall not proceed without Tenant first acquiring workers' compensation and comprehensive general public liability insurance and property damage insurance as well as ISO special form extended coverage builders' risk insurance, with minimum coverage of Two Million Dollars ($2,000,000) issued by an insurance company reasonably satisfactory to Landlord. Not less than thirty (30) days before commencing the construction of Tenant's Work, certificates of such insurance shall be furnished to Landlord or, if requested, the original policies thereof shall be submitted for Landlord's approval. All such policies shall provide that thirty (30) days prior notice must be given to Landlord before modification, termination or cancellation. All insurance policies maintained by Tenant pursuant to this Construction Agreement shall name Landlord and any lender with an interest in the leased premises as additional insureds and comply with all of the applicable terms and provisions of the Lease relating to insurance. The Contractor shall be required to maintain the same insurance policies as Tenant, and such policies shall name Tenant, Landlord and any lender with an interest in the leased premises as additional insureds.

                  (h) Construction Defects. Landlord shall have no responsibility for Tenant's Work and Tenant will remedy, at Tenant's own expense, and be responsible for any and all defects in Tenant's Work that may appear during or after the completion thereof whether the same shall affect Tenant's Work in particular or any parts of the leased premises in general. Tenant shall reimburse Landlord for any costs or expenses incurred by Landlord by reason of any defect in any portion of Tenant's Work constructed by Tenant or the Contractor or subcontractors, by reason of delays caused by the construction of Tenant's Work, or by reason of inadequate cleanup following completion of Tenant's Work.

                  Tenant shall have no responsibility for Landlord's Work and Landlord will remedy, at Landlord's own expense, and be responsible for any and all defects in Landlord's Work that may appear during or after the completion thereof whether the same shall affect Landlord's Work in particular or any parts of the leased premises in general. Landlord shall reimburse Tenant for any costs or expenses incurred by Tenant by reason of any defect in any portion of Landlord's Work constructed by Landlord or the Contractor or subcontractors, by reason of delays caused by the construction of Landlord's Work, or by reason of inadequate cleanup following completion of Landlord's Work.

                                                                 EXHIBIT "B"

                  (i)    Additional Services. If the construction of
Tenant's Work shall require that additional services or facilities (including, but not limited to, hoisting, cleanup or other cleaning services, trash removal, field supervision, or ordering of materials) be provided by Landlord, then Tenant shall pay Landlord a reasonable charge therefor.

                  (j) Coordination of Labor. All of Tenant's contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord's contractors or by any other tenant or its contractors with respect to any portion of the entertainment and retail center.

                  (k) Work in Adjacent Areas. Any work to be performed in areas adjacent to the leased premises shall be performed only after obtaining Landlord's express written permission and shall be done only if an agent or employee of Landlord is present; Tenant will reimburse Landlord for the expense of any such employee or agent.

                  (l) HVAC Systems. Tenant agrees to be entirely responsible for the maintenance or the balancing of any heating, ventilating or air conditioning system installed by Tenant and/or maintenance of the electrical or plumbing work installed by Tenant and/or for maintenance of lighting fixtures, partitions, doors, hardware or any other installations made by Tenant.

                  (m) Approval of Plans. Landlord will not check Tenant's drawings for building code compliance. Approval of the Final Plans by Landlord is not a representation that the drawings are in compliance with the requirements of governing authorities, and it shall be Tenant's responsibility to meet and comply with all federal, state, and local code requirements. Approval of the Final Plans does not constitute assumption of responsibility by Landlord or its architect for their accuracy, sufficiency or efficiency, and Tenant shall be totally responsible for such matters.

                  (n) Tenant's Deliveries. Tenant shall deliver to Landlord, at least five (5) days prior to the commencement of construction of Tenant's Work, the following information:

                           (i) The names and addresses of the general, mechanical, plumbing, fire sprinkler, life safety, and electrical contractors Tenant intends to engage in connection with construction of Tenant's Work and installation of Tenant's FF&E, provided, however, Tenant shall deliver to Landlord a list of references for all such contractors at least ten (10) days prior to execution of agreements with such contractors; or

                           (ii)    The date on which Tenant's Work will
         commence, together with the estimated dates of completion of Tenant's construction and fixturing work, and the date on which Tenant expects to be ready to open for business in the Building;

                           (iii) A copy of the fully executed TI Construction Contract; and

                                                                 EXHIBIT "B"

                           (iv)     An itemized statement of estimated
         construction costs, including architectural, engineering and contractors' fees.

                  (o) Qualification of Contractors. All contractors engaged by Tenant shall be bondable, licensed contractors, possessing good labor relations, capable of performing quality workmanship and working in harmony with Landlord' s general contractor and other contractors on the job. All work shall be coordinated with the general project work.

                  (p) Warranties. Tenant shall cause its contractor to provide warranties for not less than one (1) year against defects in workmanship, materials and equipment, which warranties shall run to the benefit of Landlord or shall be assignable to Landlord.

                  (q) Landlord's Performance of Work. Within ten (10) working days after receipt of Landlord's notice of Tenant's failure to perform its obligations under this Construction Agreement, if Tenant shall fail to commence to cure such failure, Landlord shall have the right, but not the obligation, to perform, on behalf of and for the account of Tenant, subject to reimbursement of the cost thereof by Tenant, any and all of Tenant's Work which Landlord determines, in its reasonable discretion, should be performed immediately and on an emergency basis for the best interest of the entertainment and retail center including, without limitation, work which pertains to structural components, mechanical, sprinkler and general utility systems, roofing and removal of unduly accumulated construction material and debris; provided, however, Landlord shall use reasonable efforts to give Tenant at least ten (10) days prior notice to the performance of any of Tenant's Work.

                  (r) Tenant's Performance of Work. Tenant, or Tenant's contractor, shall comply with the following regulations in connection with construction of Tenant's Work and installation of Tenant's FF&E:

                           (i)     Intentionally Omitted;

                           (ii) Tenant's contractor shall stage its work in an area provided by Landlord and in no other area;

                           (iii)   At the end of each work day, the
         entertainment and retail center, except for the interior of the Tenant's leased premises, shall be free of any and all of Tenant's contractor's materials and equipment;

                           (iv) Tenant's contractor will be responsible for its own trash removal. Trash must be stored in locations designated by Landlord;

                           (v) Temporary power will be provided up to 100 amps at a location designated by Landlord. Additional power, if available, may be provided at Tenant's expense;

                           (vi) After-hours work is prohibited unless authorized in writing by Landlord or Landlord's agent. Working hours must conform to those allowable by the

                                                                 EXHIBIT "B"

         City of Houston. If a variance is required to work weekends or after-hours, Tenant shall be required to obtain such variance; and

                           (vii)   Such other reasonable regulations as
Landlord may promulgate from time to time.

                  (s) Temporary Facilities During Construction. Tenant shall provide and pay for all temporary utility facilities and the removal of debris, as necessary and required in connection with the performance of Tenant's Work. Storage of Tenant's contractors' construction materials, tools, equipment and debris shall be confined to the leased premises and in areas which may be designated for such purposes by Landlord.

                  (t) As-Built Drawings. Tenant shall cause "As-Built Drawings" (excluding furniture, fixtures and equipment) to be delivered to Landlord and/or Landlord's representative no later than sixty (60) days after the completion of Tenant's Work. In the event these drawings are not received by such date, Landlord may, at its election, cause said drawings to be obtained and Tenant shall pay to Landlord, as additional rent, the cost of producing these drawings.

                  (u) Tenant Delay. For purposes of this Construction Agreement, any delay in the completion of the Building Improvements or Tenant's Work which results from any of the following shall be deemed a "Tenant Delay":

                           (i) Tenant's failure to approve any items or perform any other obligation in accordance with and by the date specified in the Work Schedule;

                           (ii) Tenant's changes in the Final Plans after the previous approval of the Final Plans by Landlord and Tenant;

                           (iii) Tenant's failure to complete Tenant's Work in accordance with and by the date specified in the Work Schedule subject to Force Majeure as provided in Section 27.4 of the Lease;

                           (iv) Tenant's failure to timely satisfy any of the conditions for the disbursement of Landlord's TI Contribution; or

                           (v) Any other delay reasonably attributable to the fault of Tenant.

         13. Completion and Commencement Date. As provided in the Lease, the commencement date of the term of the Lease and Tenant's obligation for the payment of rent under the Lease shall commence upon the earlier of ("commencement date"): (i) the date upon which Tenant opens for business which shall be, at the latest, concurrent with the opening of the theater in the entertainment and retail center, or (ii) one hundred sixty (160) days from the date of Substantial Completion of Landlord's Work. For purposes of this Construction Agreement and the Lease, the "Substantial Completion" of Landlord's Work shall occur when the Project Architect and the Contractor shall each have certified to Landlord and Tenant in writing that Landlord's Work is complete substantially in accordance with the Final Plans, but for "punch-list" items which will not interfere with Tenant's construction work.

                                                                 EXHIBIT "B"

         14. Arbitration. All claims, disputes, and other matters in question between the parties to this Construction Agreement, arising out of or relating to this Construction Agreement or the breach thereof, shall be decided by arbitration in accordance with the Arbitration Rules of the American Arbitration Association then obtaining, unless the parties mutually agree otherwise. Any arbitration, arising out of or relating to this Construction Agreement, may include, by consolidation, joinder, or joint filing, any additional person or entity not a party to this agreement to the extent necessary to the final resolution of the matter in controversy. This Construction Agreement to arbitrate and any agreement to arbitrate with an additional person or persons duly consented to by the parties to this Construction Agreement shall be specifically enforceable under the prevailing arbitration law. Any arbitration pursuant to the terms of this Paragraph 14 shall be subject to the following:

                  (a) Notice of demand for arbitration shall be filed in writing with the other party to this Construction Agreement and parties to be joined, and with the American Arbitration Association. The demand shall be made within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall the demand for arbitration be made after the date when institution of legal or equitable proceedings based on such claim, dispute or other matter in question would be barred by the applicable statute of limitations.

                  (b) The award rendered by the arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

                  (c) Notwithstanding the foregoing, this agreement to arbitrate shall not be binding on either party hereto if a party necessary for the full resolution of the claim, dispute or controversy cannot be joined in the arbitration proceeding, and bound by the award of the arbitrators.

                  (d) In the event of an arbitration pursuant to this Construction Agreement, or if either party to this Construction Agreement brings a legal action or proceeding against the other party to enforce the provisions of this Construction Agreement, or on account of a claim or dispute arising out of this Construction Agreement, then the prevailing party in such arbitration or legal action or proceeding shall be entitled to reimbursement by the other party of the legal fees and costs, including reasonable attorneys' fees, incurred by the prevailing party in connection wit the arbitration or legal action or proceeding.

         IN WITNESS WHEREOF, this Construction Agreement is executed as of the date first written above.

In the Presence of:                LANDLORD:

                                   ORIX PLC HOUSTON VENTURE, an Illinois
                                   general partnership

                                   By:  ORIX Houston I Limited Partnership, an
                                   Illinois limited partnership
                                   Its:Partner

                                   By: ORIX Houston I, Inc., an Illinois
                                   corporation
                                   Its: General Partner

                                   By:
                                         ------------------------
                                   Name:
                                   Title:

                                   By:  PLC Houston Complex L.P.,
                                   a Delaware limited partnership
                                   Its:Partner

                                   By: PLC Houston Complex Holding L.P.,
                                   a Delaware limited partnership
                                   Its: General Partner

                                   By:  PLC-Edwards LLC, a Delaware limited
                                   liability company
                                   Its:General Partner

                                   By: PLC Commercial LLC, a Delaware
                                   limited liability company
                                   Its:  Manager

                                   By: PLC Commercial Inc., a California
                                   corporation
                                   Its:  Manager

                                   By:
                                       --------------------------------
                                   Name:
                                   Title:

                                                                 EXHIBIT "B"

In the Presence of:                TENANT:

                                   HOLOWORLD, INC.,
                                   a Delaware corporation

                                   By:  /s/
--------------------                    -----------------------
                                   Name:    Sidney Haider
                                   Title:   President

                                                                 EXHIBIT "B"

                                   Exhibit "1"
                                 to EXHIBIT "B"


                           MARQoE HOUSTON DEVELOPMENT

                             CONSTRUCTION PROVISIONS

                      BUILDING IMPROVEMENTS - LANDLORD WORK



         Except as herein provided, the leased premises are leased to Tenant on an "as-is" basis.

         The Building Improvements of Landlord's Work as used in this Lease shall mean the items specified in items A through L below. Landlord shall not be obligated to perform or provide any facilities in relation to the leased premises or entertainment and retail center except as specified in items A through N below, or as otherwise specifically set forth in this Lease. Where two
(2) types of materials or structures are indicated, Landlord will have the option of using either:

         A.       Floor:          Landlord will provide a reinforced concrete
                                  slab floor per Plans & Specifications.

         B.       Storefront:     Landlord will provide opening for storefront.
                                  Storefront system to be installed by Tenant.

         C.       Int. Walls:     Landlord shall provide demising walls
                                  consisting of code minimum metal studs. Cost of supply and installation of drywall from underside of root to slab is the responsibility of Tenant (Code minimum). All code required area separation walls to be provided by Landlord as indicated on LOD's.

         D.       Ext. Walls:     Exterior walls are concrete.  Furring and
                                  insulation of such walls are Tenant's
                                  responsibility

         E.       Egress Door:    Landlord will provide one egress door with
                                  appropriate hardware. If required by code, Tenant shall provide at Tenant's expense additional service doors and/or fire exit doors which shall conform to code requirement.

         F.       Clear Height:   Landlord shall provide maximum clear height
                                  available.

         G.       Electrical:     See Schedule 1.  If Tenant requires a
                                  different size main electrical switch and/or empty conduit, Landlord may provide same, if available, at Tenant's expense. Landlord shall make available all temporary power for Tenant's construction. Tenants will pay for direct distribute cost.

                                                                 EXHIBIT "B"

         H.       H.V.A.C.:       Landlord shall provide no HVAC.  Cost of HVAC
                                  unit, with electric or gas, fired
                                  Installation and distribution of is the
                                  Tenant's responsibility. (With regard to roof loading, see "M below.)

         I.       Plumbing::      Landlord shall bring sewer and water laterals
                                  stubbed to the rear of the leased premises, per the Drawings.

         J.       Gas:            Landlord shall provide gas service for anchor
                                  and restaurant stores to within five (5) feet of the building in which the leased premises is located, for in-line stores only a manifold will be provided and stubbed into building in one location per plan. Distribution of gas in Tenant's space is the responsibility of the Tenant as is application for service.

         K.       Telephone:      For in-line stores only Landlord shall supply
                                  empty 1' conduit from the main telephone panel to the leased premises. Restaurant and anchor stores will be provided with conduit as shown and sized on plan into the building in one location as indicated on plan.

         L.      Fire Sprinklers: Landlord shall provide a fire sprinkler main above the leased premises and shall distribute with heads facing roof in conformance with NFPA and local fire jurisdiction requirements for ordinary hazard. Tenant shall be responsible for fire alarm monitoring, additional head and/or modification monitoring equipment and any third-party requirements mandated by code.

         M.       Grease Traps:   For restaurant shell only, Landlord shall
                                  provide grease traps in rear of leased
                                  premises and piping sized per plan to one location within the building.

         N.       Roof:           Roof load is a shown on plan; additional
                                  reinforcing is by Tenant. See Drawings for load bearing capacity of roof structures.
                                  Landlord will provide rigid insulation at roof per plan.

         O.       Patio:          Landlord will provide rough grade in Tenant
                                  outside dining areas.

                                                                 EXHIBIT "B"



                                  Schedule "1"
                                 to Exhibit "1"
                                 to EXHIBIT "B"


                                   Schedule 1

                           MARQoE HOUSTON DEVELOPMENT
                             CONSTRUCTION PROVISIONS



1)       Space 0100 & 0101
         -----------------

         A. Landlord to supply empty conduit from HL & P transformer pad to North West electric room.

         B. Landlord to supply conduit from North West electric room stub into tenant space.

         C. Utility transformer and empty conduit sizes are based on 480V, 3-phase, 4 wire, 30 watts per square foot for space 0100 and 15 watts per square foot for space 0101.

         D. Tenant to furnish and Install its main fuse switch with fuses and service wire from HL & P transformer to main switch. Tenant to install HL & P furnished C.T., P.T., and meter socket. Tenant to furnish and install its service wire from its main switch to its space.

2)       Space 105, 110, 115, 120
         ------------------------

         A. Landlord to supply 200A, 480V, 3-phase, 4 wire fuse switch at North West electric room tenant meter gutter (TMG-NW).

         B. Landlord to supply empty conduit from North West electric room to tenant space (stub in). Conduit size based on 480V, 3-phase, 4 wire, 80 watts per square foot for space 105 and 115. 15 watts per square foot for space 110; 40 watts per square foot for space 120.

         C. Tenant to furnish and install fuses for its main switch, HL & P meter socket and service wire to its space.

3)       Space 200
         ---------

         A. Landlord to supply empty conduit from HL & P transformer pad to South West electrical room.

         B. Landlord to supply empty conduit from South West electrical room (stub into tenant space).

         C. Utility transformer and empty conduit sizes are based on 480V, 3-phase, 4 wire at 30 watts per square foot.

                                                                 EXHIBIT "B"

         D. Tenant to furnish and install its main fuse switch and service wire from HL & P transformer to main switch. Tenant to install HL & P furnished C.T., P.T. and meter socket. Tenant to furnish and install service wire from its main switch to its space.

4)       Spaces 205, 210, 215, 220 and 225
         ---------------------------------

         A. Landlord to supply 200A, 480V, 3-phase, 4 wire fuse switch at the South West electrical room, tenant meter gutter (TMG-SW).

         B. Landlord to supply empty conduit from South West electrical room to tenant space (stub in). Conduit size based on 480V, 3-phase, 4 wire, 15 watts per square foot for spaces 205 and 215; 80 watts per square foot for space 210; and 30 watts per square foot for spaces 220 and 225.

         C. Tenant to furnish and install fuses for its main switch, HL & P meter socket, and service wire to its space.

5)       Spaces 300 and 355
         ------------------

         A. Landlord to supply empty conduit from HL & P transformer pad to North electrical room.

         B. Landlord to supply empty conduit from North electrical room stub into tenant space.

         C. Utility transformers and empty conduit sizes are based on 480V, 3-phase, 4 wire, 40 watts per square foot.

         D. Tenant to furnish and install its main fuse switch with fuses and service wire from HL & P's transformers to its main switch. Tenant to install HL & P furnished C.T., P.T. and meter socket. Tenant to furnish and install its service wire from its main switch to its space.

6)       Spaces 305, 310, 315, 320, 330, 335, 340, 345 and 350
         -----------------------------------------------------

         A. Landlord to supply 200A, 480V, 3-phase, 4 wire fuse switch at North electrical room tenant meter gutter (TMG-N).

         B. Landlord to supply empty conduit from North electrical room to tenant space (stub in). Conduit size is based on 480V, 3-phase, 4 wire, 15 watts per square foot for spaces 320 and 325; 40 watts per square foot for spaces 315 and 350; 80 watts per square foot for spaces 305, 330, 335, 340 and 345.

                                                                 EXHIBIT "B"

         C. Tenant to furnish and install fuses for its main switch, HL & P meter socket and service wire to its space.

7)       Spaces 408, 431 and 435
         -----------------------

         A. Landlord to supply empty conduit from HL & P's transformer pad to South electrical room.

         B. Landlord to supply empty conduit from South electrical room stub into tenant stub.

         C. Utility transformers and empty conduit sizes are based on 480V, 3-phase, 4 wire, 15 watts per square foot for space 435; and 40 watts per square foot for spaces 408 and 431.

         D. Tenant to furnish and install its main fuse switch with fuses and service wire from HL & P's transformers to main switch. Tenant to install HL & P furnished C.T., P.T. and meter socket. Tenant to furnish and install its service wire from its main switch to its space.

8)       Spaces 400, 410, 412, 415, 420, 425, 430 and 445
         ------------------------------------------------

         A. Landlord to supply 200A, 480V, 3-phase, 4 wire fuse switch at South electrical room tenant meter gutter (TMG-S).

         B. Landlord to supply empty conduit from South electrical room to tenant space (stub in). Conduit size is based on 480V, 3-phase, 4 wire, 15 watts per square foot for spaces 415, 420,425, 430 and 445; and 80 watts per square foot for spaces 400, 410 and 412.

         C. Tenant to furnish and install fuses for its main switch, HL & P meter socket and service wire to its space.

9)       Spaces 440, 450, 455, 460 and 465
         ---------------------------------

         A. Landlord to supply empty conduit from HL & P transformer pad to East electrical room.

         B. Landlord to supply empty conduit from East electrical room stub into tenant space.

         C. Utility transformer and empty conduit sizes are based on 480V, 3-phase, 4 wire, 40 watts per square foot for space 450, 455, 460 and 465.

                                                                 EXHIBIT "B"

         D. Tenant to furnish and install its main fuse switch with fuses and service wire from HL & P transformer to main switch. Tenant to install HL & P furnished C.T., P.T. and meter socket. Tenant to furnish and install its service wire from its main switch to its spaces.

                                                                 EXHIBIT "B"


                                   EXHIBIT "2"
                                 to EXHIBIT "B"


                           MARQoE HOUSTON DEVELOPMENT
                             CONSTRUCTION PROVISIONS

                                  TENANT'S WORK

         "Tenant's Work," as used in this Lease, shall mean all work, other than Building Improvements of Landlords Work as specified in Exhibit "1" to this Exhibit "B," which shall be necessary to complete the leased premises to a finished condition from which business can be conducted. Tenant acknowledges receipt of a space outline plan for the leased premises and all the Tenant Design and Construction Criteria for the MarqoE Houston Development ("Tenant Criteria"). All of Tenant's Work shall be performed in accordance with the provisions of Final Working Drawings (as herein described) for Tenant's Work, and all applicable codes.

         Tenant shall perform or cause to be performed Tenant's Work at Tenant's expense. Tenant's work shall include, but not be limited to, the following:

    A.    Floor:           Tenant shall make all penetrations of the slab for
                           utility installation. Tenant is responsible for repairing penetrations to the slab so that the structural integrity of the leased premises prior to the penetrations is maintained. All floor coverings, and adhesion specifications/requirements are Tenant's responsibility.

    B.    Storefront:      Tenant to provide storefront.  Landlord will provide
                           criteria for storefront improvement according to which Tenant must build out the storefront at Tenant's cost. The cost of paving/tile area immediate adjacent to the storefront to two feet from storefront is the Tenant's responsibility. (See
                           Tenant storefront criteria.)

    C.    Walls:           Tenant to provide all interior walls and partitions.
                           Tenant responsible for wall coverings on all walls, including demising walls. Should Tenant add improvements to any wall or hang materials or decorations from a wall it shall be Tenant's responsibility to assure that the structural and code integrity of the leased premises is not compromised and make all improvements required to maintain and/or restore such structural integrity. All work to the leased premises to maintain/restore such structural integrity shall require the review and approval of Landlord's structural engineer which shall be at Tenant's reasonable cost. Structural revision that may be required will be designed by Landlords structural engineer. Tenant to provide all wall
                           Insulation as required by code or sound continuation.

     D.   Restrooms:       Tenant shall provide all restrooms.

                                                                 EXHIBIT "B"

     E.   Ceiling:         Tenant shall provide the ceiling in the leased
                           premises and any necessary catwalks or access panels in accordance with the Tenant Criteria. Penetrations through any roof structures must have prior written approval from Landlord, and, in some cases, must be performed by Landlord's roofing contractor. Should
                           Tenant's ceiling improvements or decorations impair the structural integrity of the leased premises, it shall be Tenant's responsibility to assure that all improvements are made to maintain and/or restore such structural integrity and code requirements. All work to the leased premises to maintain/restore such structural integrity shall require the review and approval of Landlord's architect structural engineer which shall be at Tenant's reasonable cost.

     F.   Electrical:      Tenant shall provide all electrical work, equipment,
                           fixtures and services for the leased premises. Tenant shall arrange and pay for electrical service from the applicable electrical utility company. Any upgrade from the electrical capacity set forth in Landlord's Work (Exhibit I) shall be the Tenant's responsibility and reviewed and approved by Landlord's electrical engineer.

     G.   H.V.A.C.:        Tenant shall provide roof-top HVAC units.  Tenant
                           shall provide for all distribution of the HVAC within leased premises, makeup air and an air exhaust system for the leased premises. If internal loading of Tenant exceeds the maximum design load, Landlord may, at its option, provide additional capacity.
                           Additional equipment, construction, and engineering costs shall be at Tenant's expense. All work to the leased premises required to maintain/restore structural integrity shall be at Tenant's cost and shall require the review and design by Landlord's structural engineer which shall be at Tenant's reasonable cost.

     H.   Grease Lines:    Tenant shall distribute grease lines from P.O.C. as
                           shown on Landlord plans.

     I.   Plumbing:        Tenant shall provide all plumbing within the leased
                           premises. Any necessary roof penetrations may be provided by Landlord, at its option, at Tenant's expense. Tenant must use Landlord's designated contractor for all roof repairs. (Repairs shall be made per Landlord's specifications.)

     J.   Gas:             Tenant shall be responsible for distribution of all
                           gas service within the Premise and application for service and as shown on LOD's and Landlord's plans.

     K.   Telephone:       Tenant shall provide all telephone equipment for the
                           leased premises and connections to the main panel board. Restaurant

                                                                 EXHIBIT "B"


                           anchors will provide all equipment, backboards and distribution from conduit stubbed to leased premises.

     L.   Fire Sprinklers: Tenant shall make any additions or changes to the sprinkler system provided by Landlord necessary to meet the minimum criteria of Landlord or governmental or insurance standards. Tenant shall use Landlord's designated contractor for this work.

     M.   Signs:           Tenant shall provide signs in accordance with the
                           sign criteria set forth in the Tenant Criteria.

     N.   Service/Fire
                  Exit Doors: If required by applicable codes, Tenant shall provide additional service doors and/or fire exit doors which shall conform with code requirements. All work to the leased premises required to maintain/ restore structural integrity shall be at Tenant's cost and the design revisions will be done by the Landlord's structural engineer which shall be at Tenant's cost. All direct costs will be agreed to in writing prior to design work commencement. Landlord may perform work at his option.

     O.   Code-Related
          Items: Tenant shall be responsible for complying with any code requirements applicable to its type of business or its operation in the leased premises.

     P.   Change to
          Base Building:    Any change to base building is a Tenant cost. Such
                            changes must be designed by base building architect and structural engineer at Tenant's expense.

     Q.   Trade Fixtures:   Where required, tenant shall be responsible for
                            attaching trade fixtures to the roof. All work to the leased premises required to maintain/restore structural integrity shall be at Tenant's cost and shall require the review and approval of Landlord's structural engineer which shall be at Tenant's reasonable cost.

     R.   Utilities:        Tenant shall be responsible for all deposits and
                            fees required to originate utilities serving the leased premises in Tenant's name.

     S.   Patios:           Patios will be the responsibility of the Tenant.
                            Design of hardscape and any government required barriers to be provided in plan and profile approved by Landlord and at Tenant's sole cost.

     T:   ADA:              Approved by TDLR and City of Houston for Tenant's
                            Work is by Tenant.

                                                                 EXHIBIT "B"


                  REGULATIONS FOR INSTALLATION OF TENANT'S WORK
         1. Tenant's contractor shall access the leased premises through the rear/service exits only and not through the front walkway. (If no rear access is available, Landlord will provide access through the front entry.)

         2. Tenant's contractor shall stage its work in an area provided by Landlord and in no other area.

         3. At the end of each work day, the project, except for the Interior of the leased premises, shall be free of any and all of Tenant's contractors materials and equipment

         4. Tenant's contractor shall be responsible for Its own trash removal. Trash must be stored in locations designated by Landlord.

         5. Temporary power will be provided up to 100 amp at a location designated by Landlord. Additional power, if available, will be provided at Tenant's expense.

         6. After hours work is prohibited unless authorized In writing by Landlord or Landlord's agent. Working hours must conform to those allowable by the City of Houston. If a variance is required to work weekends or after hours, Tenant shall be required to obtain such variance.

         7. Tenant's contractor shall abide by such further rules and regulations established by Landlord.

                                                                 EXHIBIT "B"

                                   EXHIBIT "3"
                                 to EXHIBIT "B"


                             MAXIMUM TI CONTRIBUTION
                                    [EXAMPLE]

                                 COST BREAKDOWN


     Budget Category                                                  Maximum
                                                                    Contribution

         1.       Store Front

         2.       Signage

         3.       Interior Decor (artwork, decorative light
                  fixtures, not carpet, wallpaper, paint, etc.)
                  ---

         4.       Ceramic Tile & Slate

         5.       Quarry Tile

         6.       Ceiling/Suspended Acoustic Tile

         7.       Flooring

         8.       Carpet and Carpet Installation

         9.       Paint and Wallcoverings

         10.      HVAC (Pre-Selected)

         11.      Fire Sprinklers (Sprinkler Riser & Back Flow)

         12.      Plumbing (Back Flow Devices, Grease Trap, Etc.)

         13.      Electrical

         14.      Gas

         15.      Fire/Life Safety (Hood protection - other)

         16.      Restrooms

         17.      Millwork

         18.      Finish Hardware

         19.      Service/Fire Exit Doors

                  TOTAL TI CONTRIBUTION                             $

================================================================================
                                     Page 1

                                                                 EXHIBIT "B"

----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
               Item                  Item Start     Item End      Item Start      Item End        Item           Item
                                        Date          Date           Date           Date       Duration -     Duration -
                                      (Retail)      (Retail)     (Restaurant)   (Restaurant)     Retail       Restaurant
                                                                                                (Calendar      (Calendar
                                                                                                  Days)          Days)
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's designation of Tenant's       Day 1*         Day 2          Day 1         Day 2            2              2
architect -Landlord's approval/
disapproval of Tenant's architect
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Preparation of preliminary plans       Day 3         Day 17          Day 3         Day 24          15             22
by Tenant's architect & submittal
to Landlord
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant submittal of contractor         Day 7         Day 11          Day 7         Day 11           5              5
bid list to Landlord-- Landlord
approval/disapproval of Tenant's
contractor
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Landlord's approval/ disapproval       Day 18        Day 27         Day 25         Day 36          10             12
of Tenant's preliminary plans
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's revision of preliminary       Day 28        Day 34         Day 37         Day 46           7             10
plans &
resubmittal to Landlord
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Landlord's approval/ disapproval       Day 35        Day 41         Day 47         Day 56           7             10
of revised preliminary plans
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Preparation of final plans by          Day 42        Day 56         Day 57         Day 78          15             22
Tenant's architect & submittal to
Landlord
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Landlord's approval/ disapproval       Day 57        Day 66         Day 79         Day 90          10             12
of final Plans
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's submittal of final plans      Day 67        Day 80         Day 91        Day 114          14             24
to City - City approval/
disapproval
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's contractor performs           Day 67        Day 78         Day 91        Day 110          12             20
preliminary pricing and schedule
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant revises final plans per         Day 81        Day 85         Day 115       Day 121           5              7
City comments
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's submittal of contractor       Day 79        Day 83         Day 111       Day 119           5              9
preliminary pricing to Landlord
--Landlord approval/ disapproval
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant's resubmittal of final          Day 86        Day 90         Day 122       Day 128           5              7
plans to City--City review
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant contractor performs final       Day 91        Day 97         Day 129       Day 140           7             12
pricing and schedule
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant submits final plans with        Day 92        Day 101        Day 130       Day 141          10             12
City changes to Landlord--
Landlord approval/ disapproval
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant submits Tenant's                Day 98        Day 102        Day 141       Day 145           4              6
contractor's pricing to Landlord
- Landlord approval/ disapproval
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------
Tenant contractor constructs          Day 103        Day 162        Day 146       Day 265          60             120
Tenant's space
----------------------------------- ------------- -------------- -------------- ------------- -------------- --------------

-------------------------------------------------------------------------------------------------------------------

* Day 1 is seven (7) business days after the Lease has been executed by both parties.

                                                                 EXHIBIT "B"


                                   EXHIBIT "5"
                                 to EXHIBIT "B"
                                     page 5

                                  SIGN CRITERIA

The purpose of MarqoE's Signage and Graphics Design Criteria is to ensure that the design of the Tenant signage is appropriate for the store and surrounding context, is visually attractive, and contributes to the center's image and character as an entertainment center.

SIGN DESIGN PHILOSOPHY

Unlike many other retail centers, MarqoE is an entertainment center with entertainment-oriented uses and venues. This very fact warrants a unique and original approach to signing and graphics. The primary intent of these criteria is to enhance this concept of "entertainment" by providing the groundwork for imaginative graphics and signage for the shops and their storefronts. Each tenant is encouraged to develop two and three-dimensional signage ad graphics which are varied and bold in image, color, materials, and design approach. Signage should not only incorporate text that identifies Tenant, but also graphics and forms which indicate identity, character, and image.

GENERAL STORE SIGNAGE AND GRAPHIC GUIDELINES

The following are general graphic guidelines to be use in the development of all signage and graphics elements:

- Signage and environmental graphics should be conceived as an integral part of the design, and not applied as an afterthought.

- Primary storefront identification shall be limited to Tenant's trade name, as approved in the lease, or as otherwise pre-approved by Landlord in writing.

- Nationally recognized tenants may use a crest, shield, logo, or other established corporate insignias, but are encouraged to incorporate them in a three-dimensional manner.

- Store/shops may utilize awnings, blade signs, and/or storefront graphics for identity.

- All signs should fit comfortably into their storefront architecture, leaving sufficient margins and negative space on all sides. Thickness, height, and colors of sign lettering and graphics should be visually balanced and in proportion to other signs on the building.

- All illuminated signs must be controlled by Tenant's time clock and lighted during general operating hours, as defined by Landlord.

- All submitted building elevations shall show proposed signage in each phase of presentation.

- Tenants will be allowed to place signage and graphics anywhere within the signage zone (signage zones are shown in figures 1-5 in the MarqoE Tenant Design Criteria booklet).

                                                                 EXHIBIT "B"

- All signs shall be presented to Landlord for written approval prior to commencement of fabrication.

-    All signage should be placed out of reach.

- Signage and graphics applied directly to the storefront glass should have matching letters and features on both sides of the glass to create a finish look when viewed from either side.

-    All signage lighting should be baffled or concealed.

- Exposed signage lamps and fixtures are subject to approval by the Landlord and its architect.

-    Light leaks will not be permitted.

ACCEPTED SIGN APPROACHES AND TYPES

The following are generally accepted sign types to be used as a guideline for the development of each tenant's unique signage design:

- Mixed-media signs incorporating multi-dimensional forms and combinations of colors, shapes, materials, and lighting.

-    Contemporary elements to create an avant garde appearance.

-    Application of innovative technologies.

-    Dimensional letter forms with seamless edge treatments.

-    Reverse channel lettering.

- Exposed neon tubes forming letters and/or logos. Neon must be used in conjunction with a backdrop or cutout letters to establish presence of sign during the daytime.

-    Cut or fabricated steel, painted or unfinished.

-    Etched metal or glass, sandblasted glass.

-    Polished metal.

-    Screens, lattice, or mesh.

- Dimensional shapes and forms of metal, hardwood, glass, or other materials with a permanent appearance.

                                     Psge 2

                                                                 EXHIBIT "B"

-    Dimensional geometric shapes and three-dimensional forms.

-    Glazed ceramic tile work forming patterns and/or fields.

-    Halo pr exposed channel neon.

-    Fiber optics.

-    Silhouette illumination.

-    Front lighting, i.e., billboard lighting.

- Channel letters with light transmitting acrylic faces are allowable for Tenants with street facing storefronts only.

- Moving neon or animated signs will be acceptable only with prior written approval from Landlord.

PROHIBITED SIGN APPROACHES AND TYPES

The following sign types are not permitted:

-    Conventional plastic-faced box or cabinet signs.

-    Formed plastic or injection molded plastic signs.

- Channel letters with light transmitting acrylic faces (unless outward-facing).

-    Luminous vacuum formed letters.

- Temporary wall signs, window signs, pennants, banners, flags, inflatable displays, or sandwich boards.

- Cloth, paper, cardboard or foam signs, or decals hung around on or behind storefronts.

- Animated signs: signs consisting of anything swinging, rotating, flashing, blinking, scintillating, strobing, including any moving electronic message boards or centers, or temporary lighting, such as but not limited to search, flood, or fluorescent gel lights, except as otherwise approved by Landlord, such approval not to be unreasonably withheld.

-    Internally illuminated awnings with or without signage.

- Noise-making or odor producing signs, except as otherwise approved by Landlord, such approval not to be unreasonably withheld.

                                                                 EXHIBIT "B"

-    Temporary or promotional signs or banners.

SPECIAL SIGNAGE CRITERIA

ENTRY CANOPY SIGNAGE

Anchor Entries for TYPE Al Storefronts:
--------------------------------------

All Major tenant entry elements have been provided with a metal canopy at the entry points of each Tenant location upon which their signage and/or graphics can be placed (see figure 1 Marq o E Tenant Design Criteria Booklet). In addition to the above General Store Signage and Graphics Guidelines, the following criteria should also be followed for all Type Al Storefronts:

- Any accepted sign or graphic described above in Accepted Sign Approaches and Types is permitted on the provided canopy.

- Any costs associated with the application of any signage will be the responsibility of Tenant and not Landlord.

- The Tenant is responsible for any costs associated with any required upgrades to the structural support of the canopy, and will be designed by Landlord's structural engineer at Tenant's cost.

- My improvements or alterations, including structural upgrades to the Landlord-provided canopy, is subject to Landlord's prior written approval and is all at Tenant's expense.

- Any and all signage must comply with local signage Code and any other applicable Codes.

SIGN SHELF SIGNAGE

Major Tenants and Restaurants:
-----------------------------

All Major Tenants, as well as some restaurant tenants, are permitted to place signage on the face of the building. Each Major Tenant or restaurant tenant should refer to its Lease Outline Drawings for designated locations. In addition to the above General Store Signage and Graphics Guidelines, the following criteria should also be followed for all Major Tenants and restaurant tenants:

- Any accepted sign or graphic described above in Accepted Sign Approaches and Types is permitted on the sign shelf.

- Landlord will provide a pre-designed/pre-engineered sign shelf for Tenant as specifically shown on the plans.

- Any costs associated with the application of any signage will be the responsibility of Tenant and not Landlord.

                                                                 EXHIBIT "B"

- Tenant is responsible for any costs associated with any required upgrades to the structure and structural supports of the sign shelf.

- Structural modifications will be designed by Landlord's structural engineer at Tenant's cost.

- Any improvements or alterations, including structural, to the sign shelf is subject to Landlord's prior written approval, and is considered a Tenant Improvement cost.

- Any and all signage must comply with local signage Codes and any other applicable Codes.

                                                                 EXHIBIT "C"


                              RULES AND REGULATIONS

No sign, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the building of the entertainment or retail center or in any part of the common area without the prior written consent of Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord, using materials and in a style and format approved by Landlord.

Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the leased premises, in Landlord's sole discretion. No awnings, canopies or other projection shall be attached to the outside walls of the building without the prior written consent of Landlord.

Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, or loading docks of the building. Neither Tenant nor any employee, invitee, agent, licensee or contractor of Tenant shall go upon or be entitled to use any portion of the roof of the building.

Unless expressly set forth to the contrary in Tenant's Lease, Tenant shall have no right or entitlement to the display of Tenant's name or logo on any building of the entertainment center sign, monument sign or pylon sign.

All cleaning and janitorial services for the leased premises shall be provided, at Tenant's sole cost and expense, exclusively by or through Tenant or Tenant's janitorial contractors in accordance with the provisions of Tenant's Lease. Tenant shall not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the leased premises.

Tenant, upon termination of its tenancy, shall deliver to Landlord the keys of all doors to or in the leased premises.

Burglar alarms or other similar apparatus shall not be installed in the leased premises except with the approval and under the direction of Landlord.

Tenant shall not use or keep in the leased premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment, subject to any express provisions of Tenant's Lease to the contrary. Tenant shall not use or permit to be used in the leased premises any foul or noxious gas or substance, or permit or allow the leased premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the building by reason of noise, odors or vibrations, nor shall Tenant bring into or keep in or about the leased premises any birds or animals.

Landlord reserves the right from time to time, in Landlord's sole and absolute discretion, exercisable without prior notice and without liability to Tenant:
(a) to name or change the name

                                                                 EXHIBIT "C"
 of the entertainment and retail center, (b) to change the address of the building; and/or (c) to install, replace or change any signs in, on or about the common areas or entertainment and retail center (except for Tenant's signs, if any, which are expressly permitted by Tenant's Lease).

Tenant shall not install any loudspeaker or other similar device on the roof or exterior walls of the building. Without limiting the generality of the foregoing, no advertising medium shall be utilized by Tenant which can be heard or seen outside the leased premises, including, without limitation, flashing lights, search lights, phonographs, radios or televisions.

Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the common area and other portions of the entertainment and retail center are expressly prohibited, and each tenant shall cooperate to prevent same.

Landlord reserves the right to exclude or expel from the entertainment and retail center any person who, in Landlord's judgment, is intoxicated or under the influence of liquor or drugs or who, is in violation of any of the Rules and Regulations of the entertainment and retail center.

Tenant shall store all its trash and garbage within its leased premises or in designated trash containers or enclosures within the entertainment and retail center. Trash shall be stored in compliance with all applicable laws and in a neat and sanitary condition. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions reasonably issued from time to time by Landlord Tenant shall transport all trash, garbage, waste and other refuse from the leased premises to a trash collection area in the Project in wheeled container.

Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant also shall provide Landlord with the name of a designated responsible principal or employee to represent Tenant in all matters pertaining to such fire or security regulations. Tenant shall cooperate fully with Landlord in all matters concerning fire and other emergency procedures.

The requirements of Tenant will be attended to only upon the appropriate application to Landlord or Landlord's designated representative by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord.

Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other such tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any and all of the tenants in the building.

These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of leased premises in the entertainment and retail center.

                                                                 EXHIBIT "C"

Landlord reserves the right to make such other and reasonable Rules and Regulations as, in its judgment, may from time to time be needed for safety, security, care and cleanliness of the entertainment and retail center and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations hereinabove stated and any additional rules and regulations which are adopted.

Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees or guests.

                                                                 EXHIBIT "C"

                          PARKING RULES AND REGULATIONS

In addition to the foregoing rules and regulations and the parking provisions contained in the Lease to which this Exhibit "C" is attached, the following rules and regulations shall apply with respect to the use of the entertainment and retail centers parking areas.

1. Except for valet parking which may be implemented at the entertainment and retail center, every parker is required to park and lock his/her own vehicle. All responsibility for damage to or loss of vehicles is assumed by the parker and Landlord shall not be responsible for any such damage or loss by water, fire, defective brakes, the act or omissions of others, theft, or for any other cause.

2. Tenant shall not leave vehicles in the parking areas overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor driven or non-motor driven bicycles or four wheeled trucks.

3.   No overnight or extended term storage of vehicles shall be permitted.

4. Vehicles must be parked entirely within painted stall lines of a single parking stall.

5.   All directional signs and arrows must be observed.

6.   The speed limit within all parking areas shall be five (5) miles per hour.

7.   Parking is prohibited: (a) in areas not striped for parking; (b) in aisles;
     (c) where "no parking" signs are posted; (d) on ramps; (e) in cross-hatched areas; and (9 in reserved spaces and in such other areas as may be designated by Landlord.

8. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

9. Landlord may refuse to permit any person who violates these rules to park in the parking areas, and any violation of the rules shall subject the vehicle to removal, at such vehicle owner's expense.

                                                                 EXHIBIT "D"


                    SAMPLE FORM OF NOTICE OF LEASE TERM DATES



To:                                                     Date:
         ---------------------------                         ----------------




Lease:   Development Lease dated __________,19____ between ____________________
         Landlord, and ________________ Tenant, concerning Suite ________ ("leased premises") located at___________________

Gentlemen:

         In accordance with the above-referenced Lease, we wish to advise and/or confirm as follows:

         That the leased premises have been accepted by Tenant as being substantially complete in accordance with the Lease, and that there is no deficiency in construction.

         That Tenant has accepted and is in possession of the leased premises, and acknowledges that under the provisions of the Lease, the Term of the Lease is ________ years, with ______ option(s) to renew for _______ years each, and commenced upon the commencement date of _______________, _______ and is currently scheduled to expire on
         _______________, subject to earlier termination as provided in the Lease.

         That in accordance with the Lease, rental payment has commenced (or shall commence) on ______________.

         If the commencement date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

         Rent is due and payable in advance on the first day of each and every month during the Term of the Lease. Your rent checks should be made payable to _________________________ at__________________.

         The exact Floor Area within the leased premises is _________ square feet.

         Tenant's initial charge under Section 8.3 of the Lease (Common Areas) is ____________________________

                                                                 EXHIBIT "D"

                               AGREED AND ACCEPTED


TENANT:                                     LANDLORD:

______________________________              _________________________________

By:                                         By:
     -------------------------                    ---------------------------

By:                                         By:
     -------------------------                    ---------------------------



                         SAMPLE ONLY [NOT FOR EXECUTION]

                                                                 EXHIBIT "E"



                                      MENU



                                 TO BE PROVIDED

                                 HOLOWORLD RIDER

     ----------------------------------------------------------------

         Section 2.1: At the end of the Section, insert "Provided Tenant is not in default hereof, Tenant shall have the option to extend the original term hereof for two (2) additional consecutive periods of five (5) years each. Each option shall be exercised, if at all, by written notice to Landlord at least one hundred eighty (180) days prior to the expiration of the then current term hereof. All terms and conditions contained in this Lease shall apply during each such option period, except the minimum rent and percentage rent shall be as provided in Sections 2.1 and 2.2 hereof. In the event Tenant does not exercise either of the foregoing options to renew this Lease within the required time period, then each such option (and any subsequent option) shall, upon expiration of the applicable period, become null and void and be of no further force or effect."

         Section 4.1: On page 5, line 62, in place of the deletion, insert "thirty (30)"


         Section 2.2: On page 5, line 64, in place of the deletion, insert "thirty (30)"

                           On page 6, line 5, in place of the deletion, insert
"thirty (30)"

                           On page 6, line 10, in place of the deletion, insert
"five percent (5%)"

                           On page 6, line 11, after the word "the", insert
"actual"

                           On page 6, line 15, in place of the deletion, insert
"seven percent (7%)"

         Section 5.1(b): On page 7, line 4, after the word "by", insert "no less than fifteen (15) days"

                           On page 7, line 4, after the word "Tenant,", insert
"with opportunity for Tenant to
cure within such 15-day period,"

                           On page 7, line 9, after the word "upon", insert "no
less than fifteen (15) days"

                           On page 7, line 9, after the word "Tenant,", insert
"with opportunity for Tenant to
cure within such 15-day period,"

                           On page 7, line 11, after the word "sentence.",
insert "Upon Tenant's written request, Landlord shall give Tenant a reasonably detailed explanation of any reason Landlord may have for rejecting Tenant's plans and specifications."

                           On page 7, line 24, after the roman numeral "V,", insert "beyond applicable cure periods, if any,"

                                                              HOLOWORLD RIDER

         Section 5.2(b): On page 7, line 57, in place of the deletion, insert "promptly after"

         Section 5.2(c): On page 8, line 2, after the word "Lease.", delete the period and insert ", but Tenant shall have the right to seek injunctive relieve, in such event."

         Section 5.3: On page 8, line 6, in place of the deletion, insert "twenty-four (24)"

                           On page 8, line 7, in place of the deletion, insert
"twenty-fourth (24th)"

         Section 6.2: On page 8, line 45, after the word "provide", insert "at least fifteen (15) days"

                           On page 8, line 45, after the word "removal,", delete
the comma and insert "(with opportunity for Tenant to cure within such 15-day period)"

         Section 6.3: On page 8, line 49, after the word "time,", delete the comma and insert "during the term of this Lease,"

                           At the end of the Section, insert "In exercising its
rights under this Section 6.3, Landlord shall minimize any resulting interference with access to or visibility of the leased premises from the enclosed mall area."

         Section 7.3: On page 10, line 37, in place of the deleting, insert "fifteen (15)

         Section 12.1(c): At the end of the subsection, insert "Electrical service to the leased premises shall be 1200 amp/3 phase."

         Section 14.1: At the end of the Section, insert "Notwithstanding the provisions of this Section 14.1 to the contrary, Landlord shall not withhold its consent to an assignment of this Lease by Tenant (by merger, consolidation or otherwise) to another entity simultaneously acquiring a controlling interest in Tenant's stock or all or substantially all of Tenant's assets, including, without limitation, the entire chain of stores conducted under the trade name herein set forth, provided that: (1) the assignee shall simultaneously be acquiring control of the entire chain of stores conducted under the trade name herein set forth and such chain must consist of at least as many stores on the date of and prior to the effective date of the assignment as Tenant's chain presently consists of and in no event shall such chain consist of less than ten
(10) stores, (2) Tenant shall not at the time of such assignment be in default under any of the terms, covenants and conditions of this Lease, (3) such assignee shall, as of the date immediately prior to the effective date of the assignment, have a net worth (based on assets contained within the United States) equal to or greater than the combined net worth of Tenant and Tenant's Guarantor (if any) as of the date of Tenant's execution of this Lease or as of the date immediately preceding the effective date of such transfer, whichever of such net worth amounts shall be the greater, (4) such assignee shall agree in writing to perform all of the unperformed terms, covenants and conditions of this Lease (whether accruing prior to, on, or after the effective date of the assignment), (5) Tenant and Tenant's Guarantor (if any) shall agree in writing to at all times remain primarily obligated for the performance of the terms, covenants and conditions of this Lease, (6) such assignee shall have demonstrated experience in the operation of first class retail

                                                               HOLOWORLD RIDER

stores of the type described in Section 7.1 of the Data Sheet (or shall have retained management personnel with such experience) and (7) no later than thirty
(30) days prior to the effective date of the assignment, Tenant shall have supplied Landlord with all back-up information reasonably required by Landlord to establish that all of the foregoing conditions have been satisfied."

         Section 17.1: At the end of the Section, insert "In no event shall Tenant be obligated to undertake work equivalent to Landlord's Work in the leased premises."

         Section 21.1: At the end of the Section, insert "In the event Landlord shall enter the leased premises under non-emergency situations in order to perform alterations, improvements, additions or repairs to other portions of the Shopping Center (including the leased premises), and the same are not necessitated by Tenant's act, neglect or breach of this Lease, and as a result thereof Tenant cannot, in the exercise of reasonable business judgment, operate its business and in fact closes the entire premises to the public, and if such closing continues for a period of three (3) business days or more, Landlord agrees that minimum rent shall be abated as Tenant's sole remedy commencing with expiration of such three (3) business day period and continuing until such time as the condition giving rise to the Tenant closing has been corrected at which time Tenant shall resume the payments.

         Schedule 1 to Exhibit "1" to Exhibit "B": On page 2, paragraph 9) C., after the word "space", insert "440,"




       [End of text of the Rider; signature and acknowledgement pages appear at the end of the Data Sheet.]